                                                                    EXHIBI 10.36





                ================================================






                            FEDERAL-MOGUL CORPORATION

                        THE FOREIGN SUBSIDIARY BORROWERS


                           --------------------------



                                 $2,750,000,000
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF DECEMBER 18, 1997



                         -------------------------------


                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent


                ================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I.  DEFINITIONS.........................................................................................  2
    SECTION 1.01.  Defined Terms................................................................................  2
    SECTION 1.02.  Other Definitional Provisions................................................................ 32

ARTICLE II.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS AND SWING LINE COMMITMENT......................... 33
    SECTION 2.01.  Revolving Credit Commitments................................................................. 33
    SECTION 2.02.  Repayment of Revolving Credit Loans; Evidence of Debt........................................ 33
    SECTION 2.03.  Procedure for Revolving Credit Borrowing..................................................... 34
    SECTION 2.04.  Termination or Reduction of Revolving Credit Commitments..................................... 34
    SECTION 2.05.  Borrowings of Revolving Credit Loans and Refunding of Loans.................................. 35
    SECTION 2.06.  Swing Line Commitments....................................................................... 36
    SECTION 2.07.  Procedure for Swing Line Borrowings; Interest Rate........................................... 37
    SECTION 2.08.  Repayment of Swing Line Loans; Evidence of Debt.............................................. 37
    SECTION 2.09.  Refunding of Swing Line Borrowings........................................................... 38
    SECTION 2.10.  Participating Interests...................................................................... 38

ARTICLE III.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS......................................................... 39
    SECTION 3.01.  Term Loan Commitments........................................................................ 39
    SECTION 3.02.  Repayment of Term Loans; Evidence of Debt.................................................... 39
    SECTION 3.03.  Procedure for Term Loan Borrowing............................................................ 42

ARTICLE IV.  AMOUNT AND TERMS OF MULTICURRENCY COMMITMENTS...................................................... 42
    SECTION 4.01.  Multicurrency Commitments.................................................................... 42
    SECTION 4.02.  Repayment of Multicurrency Loans; Evidence of Debt........................................... 42
    SECTION 4.03.  Procedure for Multicurrency Borrowing........................................................ 43
    SECTION 4.04.  Termination or Reduction of Multicurrency Commitments........................................ 43

ARTICLE V.  LOCAL CURRENCY FACILITIES........................................................................... 44
    SECTION 5.01.  Terms of Local Currency Facilities........................................................... 44
    SECTION 5.02.  Reporting of Local Currency Outstandings..................................................... 45

ARTICLE VI.  GENERAL PROVISIONS APPLICABLE TO THE LOANS ........................................................ 46
    SECTION 6.01.  Interest Rates and Payment Dates............................................................. 46
    SECTION 6.02.  Conversion and Continuation Options.......................................................... 46
    SECTION 6.03.  Minimum Amounts of Tranches.................................................................. 47
    SECTION 6.04.  Optional and Mandatory Prepayments........................................................... 47
    SECTION 6.05.  Facility Fees; Commitment Fee; Other Fees.................................................... 51
    SECTION 6.06.  Computation of Interest and Fees............................................................. 52
    SECTION 6.07.  Inability to Determine Interest Rate......................................................... 53
    SECTION 6.08.  Pro Rata Treatment and Payments.............................................................. 53
    SECTION 6.09.  Illegality................................................................................... 56
    SECTION 6.10.  Requirements of Law.......................................................................... 56

                                                                                                                Page
                                                                                                                ----
    SECTION 6.11.  Taxes........................................................................................ 58
    SECTION 6.12.  Indemnity.................................................................................... 60
    SECTION 6.13.  Use of Proceeds.............................................................................. 61
    SECTION 6.14.  Change of Lending Office; Replacement of Lenders............................................. 61

ARTICLE VII.  REPRESENTATIONS AND WARRANTIES.................................................................... 62
    SECTION 7.01.  Financial Condition.......................................................................... 62
    SECTION 7.02.  No Change.................................................................................... 63
    SECTION 7.03.  Corporate Existence; Compliance with Law..................................................... 63
    SECTION 7.04.  Corporate Power; Authorization; Enforceable Obligations...................................... 64
    SECTION 7.05.  No Legal Bar................................................................................. 64
    SECTION 7.06.  No Material Litigation....................................................................... 64
    SECTION 7.07.  No Default................................................................................... 65
    SECTION 7.08.  Ownership of Property; Liens................................................................. 65
    SECTION 7.09.  Intellectual Property........................................................................ 65
    SECTION 7.10.  No Burdensome Restrictions................................................................... 65
    SECTION 7.11.  Taxes........................................................................................ 65
    SECTION 7.12.  Federal Regulations.......................................................................... 65
    SECTION 7.13.  ERISA........................................................................................ 66
    SECTION 7.14.  Investment Company Act; Other Regulations.................................................... 66
    SECTION 7.15.  Subsidiaries................................................................................. 66
    SECTION 7.16.  Environmental Matters........................................................................ 66
    SECTION 7.17.  Accuracy and Completeness of Information..................................................... 67
    SECTION 7.18.  Other Unsecured Indebtedness................................................................. 68
    SECTION 7.19.  Foreign Subsidiary Borrowers................................................................. 68
    SECTION 7.20.  Security Documents........................................................................... 68
    SECTION 7.21.  Solvency..................................................................................... 68

ARTICLE VIII.  CONDITIONS PRECEDENT............................................................................. 69
    SECTION 8.01.  Conditions to Effective Date................................................................. 69
    SECTION 8.02.  Conditions to Initial Revolving Credit Funding Date.......................................... 70
    SECTION 8.03.  Conditions to Initial Term Loan Funding Date................................................. 71
    SECTION 8.04.  Conditions to each Term Loan after Initial Term Loan Funding Date............................ 73
    SECTION 8.05.  Conditions to each Revolving Credit and Multicurrency Loan after Initial Revolving Credit
                   Funding Date................................................................................. 73

ARTICLE IX.  AFFIRMATIVE COVENANTS.............................................................................. 75
    SECTION 9.01.  Financial Statements......................................................................... 75
    SECTION 9.02.  Certificates; Other Information.............................................................. 76
    SECTION 9.03.  Accrual of Liabilities; Payment of Obligations............................................... 76
    SECTION 9.04.  Maintenance of Corporate Existence; Maintenance of Properties................................ 77
    SECTION 9.05.  Insurance.................................................................................... 77
    SECTION 9.06.  Notices...................................................................................... 77
    SECTION 9.07.  Compliance with Contractual Obligations and Laws............................................. 77
    SECTION 9.08.  Access to Books and Inspection............................................................... 78

                                                                                                                Page
                                                                                                                ----
    SECTION 9.09.  Use of Proceeds.............................................................................. 78
    SECTION 9.10.  Environmental Laws........................................................................... 78
    SECTION 9.11.  Additional Collateral and Guaranties......................................................... 79
    SECTION 9.12.  Interest Rate Protection..................................................................... 80
    SECTION 9.13.  Consummation of Compulsory Acquisition....................................................... 80
    SECTION 9.14.  Capital Markets Transaction.................................................................. 80
    SECTION 9.15.  U.K. Acquisition I Corporate Documents....................................................... 80

ARTICLE X.  NEGATIVE COVENANTS.................................................................................. 81
    SECTION 10.01.  Cash Flow Coverage.......................................................................... 81
    SECTION 10.02.  Consolidated Leverage Ratio................................................................. 81
    SECTION 10.03.  Maintenance of Consolidated Net Worth....................................................... 82
    SECTION 10.04.  Limitation on Liens......................................................................... 82
    SECTION 10.05.  Limitation on Indebtedness.................................................................. 84
    SECTION 10.06.  Limitation on Guaranties.................................................................... 85
    SECTION 10.07.  Limitation on Fundamental Changes........................................................... 85
    SECTION 10.08.  Limitation on Sale of Assets................................................................ 86
    SECTION 10.09.  Limitation on Restricted Payments........................................................... 86
    SECTION 10.10.  Restrictions on Special Purpose Subsidiaries................................................ 87
    SECTION 10.11.  Limitation on Investments, Loans and Advances............................................... 88
    SECTION 10.12.  Limitation on Optional Payments and Modifications of Debt Instruments, etc. ................ 89
    SECTION 10.13.  Limitation on Sales and Leasebacks.......................................................... 89
    SECTION 10.14.  Limitation on Restrictions on Subsidiary Distributions...................................... 89
    SECTION 10.15.  Multiemployer Plans......................................................................... 90
    SECTION 10.16.  Limitation on More Restrictive Covenants.................................................... 90
    SECTION 10.17.  Affiliates.................................................................................. 90

ARTICLE XI.  GUARANTEE.......................................................................................... 90
    SECTION 11.01.  Guarantee................................................................................... 90
    SECTION 11.02.  Right of Set-off............................................................................ 91
    SECTION 11.03.  No Subrogation.............................................................................. 91
    SECTION 11.04.  Amendments, etc. with respect to the Obligations; Waiver of Rights.......................... 92
    SECTION 11.05.  Guarantee Absolute and Unconditional........................................................ 92
    SECTION 11.06.  Reinstatement............................................................................... 93
    SECTION 11.07.  Payments.................................................................................... 94

ARTICLE XII.  EVENTS OF DEFAULT................................................................................. 94

ARTICLE XIII.  THE ADMINISTRATIVE AGENT......................................................................... 97
    SECTION 13.01.  Appointment................................................................................. 97
    SECTION 13.02.  Delegation of Duties........................................................................ 97
    SECTION 13.03.  Exculpatory Provisions...................................................................... 97
    SECTION 13.04.  Reliance by Administrative Agent............................................................ 97
    SECTION 13.05.  Notice of Default........................................................................... 98

                                                                                                                Page
                                                                                                                ----
    SECTION 13.06.  Non-Reliance on Agents and Other Lenders.................................................... 98
    SECTION 13.07.  Indemnification............................................................................. 99
    SECTION 13.08.  Administrative Agent in Its Individual Capacity............................................. 99
    SECTION 13.09.  Successor Administrative Agent.............................................................. 99
    SECTION 13.10.  Authorization to Release Liens..............................................................100

ARTICLE XIV.  MISCELLANEOUS.....................................................................................100
    SECTION 14.01.  Amendments and Waivers......................................................................100
    SECTION 14.02.  Notices.....................................................................................101
    SECTION 14.03.  No Waiver; Cumulative Remedies..............................................................103
    SECTION 14.04.  Survival of Representations and Warranties..................................................103
    SECTION 14.05.  Payment of Expenses and Taxes...............................................................103
    SECTION 14.06.  Successors and Assigns; Participations and Assignments......................................104
    SECTION 14.07.  Adjustments; Set-Off........................................................................106
    SECTION 14.08.  Loan Conversion/Participations..............................................................107
    SECTION 14.09.  Counterparts................................................................................108
    SECTION 14.10.  Severability................................................................................108
    SECTION 14.11.  Integration.................................................................................108
    SECTION 14.12.  GOVERNING LAW...............................................................................108
    SECTION 14.13.  Submission To Jurisdiction; Waivers.........................................................109
    SECTION 14.14.  Acknowledgements............................................................................110
    SECTION 14.15.  WAIVERS OF JURY TRIAL.......................................................................110
    SECTION 14.16.  Power of Attorney...........................................................................110
    SECTION 14.17.  Release of Collateral.......................................................................110
    SECTION 14.18.  Judgment....................................................................................111
    SECTION 14.19.  Confidentiality.............................................................................111
    SECTION 14.20.  Unification of Certain Currencies...........................................................111

ANNEXES:

Annex A      Pricing Grid
Annex B      Alternative Covenants

SCHEDULES:

I           Commitments; Addresses
II          Subsidiaries; Foreign Subsidiary Borrowers
III         Existing Liens
IV          Existing Indebtedness and Existing Guaranties
V           Information Concerning Local Currency Loans
6.13        Use of Proceeds
7.20        Perfection Actions
10.8        Excluded Assets

EXHIBITS:

A-1         Form of Revolving Credit Note
A-2         Form of Term Note
B           Form of Domestic Subsidiary Guarantee
C           Form of Security Agreement
D-1         Form of Domestic Pledge Agreement
D-2         Form of Trust Agreement
E           Form of Joinder Agreement
F           Form of Responsible Officer's Certificate
G           Form of Assignment and Acceptance
H-1         Form of Opinion of Diane L. Kaye, Esq., General Counsel of the
            Company (Effective Date)
H-2         Form of Opinion of Cleary Gottlieb Steen & Hamilton (Effective Date)
H-3         Form of Opinion of Diane L. Kaye, Esq., General Counsel of the
            Company (Initial Revolving Credit Funding Date)
H-4         Form of Opinion of Cleary Gottlieb Steen & Hamilton (Initial
            Revolving Credit Funding Date)
H-5         Form of Opinion of Local Counsel (Initial Revolving Credit Funding
            Date)
I           Matters to be Covered by Foreign Subsidiary Opinion
J           Form of Local Currency Facility Addendum
K           Form of Prepayment Option Notice

             CREDIT AGREEMENT, dated as of December 18, 1997, among FEDERAL-MOGUL CORPORATION, a Michigan corporation (the "Company"), each FOREIGN SUBSIDIARY BORROWER (as hereinafter defined) (together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties hereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation (as hereinafter defined, the "Administrative Agent"), as administrative agent for the Lenders hereunder.


                              W I T N E S S E T H:


             WHEREAS, the Company is party to the Revolving Credit, Competitive Advance and Multicurrency Facility Agreement, dated as of June 16, 1997 (the "Existing Credit Agreement"), with the several banks and other financial institutions party thereto and The Chase Manhattan Bank, as the administrative agent;

             WHEREAS, the Company, through an indirect, wholly owned Subsidiary organized under the laws of England ("U.K. Acquisition II"), intends to acquire (the "Acquisition") T & N PLC, a company organized under the laws of England (the "Target");

             WHEREAS, the Acquisition will be accomplished by means of a tender offer (the "Tender Offer") to be made by U.K. Acquisition II for up to 100% (but in any event not less than 90%) (the "Minimum Number of Shares") of the issued and outstanding ordinary shares, pound 1 par value (the "Target Shares"), of the Target, and/or Options related thereto followed by a compulsory acquisition of any remaining such shares not acquired in the Tender Offer;

             WHEREAS, in order to finance, in part, the Acquisition, to refinance the Existing Credit Agreement and other existing indebtedness of the Company and the Target, to pay fees and expenses in connection with the Acquisition and the financing thereof, and to provide for the working capital and general corporate needs of the Company and its Subsidiaries prior to and following the Acquisition, the Company, The Chase Manhattan Bank, as Lender, and the Administrative Agent have entered into the Credit Agreement, dated as of September 26, 1997 (the "September 26, 1997 Credit Agreement"), which was amended and restated by the Amended and Restated Credit Agreement, dated as of October 15, 1997 (the "Amended and Restated Credit Agreement");

             WHEREAS, the Acquisition will be financed, in part, with the proceeds of senior subordinated loans in the aggregate principal amount of $500,000,000 to be borrowed by the Company (the "Senior Subordinated Bridge Loans");

             WHEREAS, the Company, the Lenders and the Administrative Agent desire to amend and restate the Amended and Restated Credit Agreement upon and subject to the terms and conditions hereinafter set forth; and

             WHEREAS, in order to effect the Acquisition, proceeds of Loans made under this Agreement and proceeds of the Senior Subordinated Bridge Loans will be invested indirectly through wholly owned Subsidiaries, in U.K. Acquisition II in the manner described in Schedule 6.13;

             NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree that on the Effective Date the Amended and Restated Agreement shall be further amended and restated in its entirety as follows:




                             ARTICLE I. DEFINITIONS

             SECTION I.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

             "Accumulated Funding Deficiency": any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA.

             "Acquisition":  as defined in the recitals hereto.

             "Adjusted Aggregate Committed Outstandings": with respect to each Revolving Credit Lender, the Aggregate Committed Outstandings of such Lender, plus the amount of any participating interests purchased by such Lender pursuant to Section 14.08, minus the amount of any participating interests sold by such Lender pursuant to Section 14.08.

             "Adjustment Date":  as defined in the Pricing Grid.

             "Administrative Agent": Chase, together with its affiliates, as arranger of the Commitments and as administrative agent for the Lenders under this Agreement or any successor thereto appointed pursuant to Section 13.09.

             "Affiliate": of any Person, shall mean any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, or in the case of any Lender which is an investment fund, (i) the investment advisor thereof and (ii) any other investment fund having the same investment advisor. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

             "Aggregate Available Multicurrency Commitments": as at any date of determination with respect to all Multicurrency Lenders, an amount in U.S. Dollars equal to the Available Multicurrency Commitments of all Multicurrency Lenders on such date.

             "Aggregate Available Revolving Credit Commitments": as at any date of determination with respect to all Revolving Credit Lenders, an amount in U.S. Dollars equal to the Available Revolving Credit Commitments of all Revolving Credit Lenders on such date.

             "Aggregate Committed Outstandings": as at any date of determination with respect to any Revolving Credit Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate Revolving Credit Outstandings of such Revolving Credit Lender on such date, (b) the U.S. Dollar Equivalent of the Aggregate Multicurrency Outstandings of such Revolving Credit Lender on such date and (c) the U.S. Dollar Equivalent of the Aggregate Local Currency Outstandings of such Revolving Credit Lender on such date.

             "Aggregate Local Currency Outstandings": as at any date of determination with respect to any Revolving Credit Lender, an amount in the applicable Local Currencies equal to the aggregate unpaid principal amount of such Revolving Credit Lender's Local Currency Loans.

             "Aggregate Multicurrency Outstandings": as at any date of determination with respect to any Revolving Credit Lender, an amount in the applicable Available Foreign Currencies equal to the aggregate unpaid principal amount of such Revolving Credit Lender's Multicurrency Loans.

             "Aggregate Revolving Credit Commitments": the aggregate amount of the Revolving Credit Commitments of all of the Revolving Credit Lenders.

             "Aggregate Revolving Credit Outstandings": as at any date of determination with respect to any Revolving Credit Lender, an amount equal to the sum of (a) the aggregate unpaid principal amount of such Revolving Credit Lender's Revolving Credit Loans on such date and (b) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount of all Swing Line Loans on such date.

             "Agreement": this Second Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

             "Agreement Currency":  as defined in Section 14.18(b).

             "Amended and Restated Credit Agreement": as defined in the recitals hereto.

             "Applicable Margin": for each Type and Class of Loan, the rate per annum set forth under the relevant column heading below:

                                         Base           Eurodollar Loans/
                                      Rate Loans       Multicurrency Loans
                                      ----------       -------------------
Revolving Credit Loans                   .50%                 1.50%
Multicurrency Loans                      N.A.                 1.50%
Tranche A Term Loans                    1.00%                 2.00%
Tranche B Term Loans                    1.25%                 2.25%
Interim Term Loans                      1.00%                 2.00%

         ;provided, that on and after the first Adjustment Date occurring after the Interim Term Loans have been repaid in full, the Applicable Margin with respect to Revolving Credit Loans, Multicurrency Loans, Tranche A Term Loans and Tranche B Term Loans will be determined pursuant to the Pricing Grid.

                  "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clauses (b), (c), (d) and (e) of Section 10.08 as in effect prior to the Covenant Transition Date, and excluding any transfer of assets by the Company or any Subsidiary to the Company or any Subsidiary) which yields gross proceeds to the Company or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $5,000,000.

                  "Asset Sale Prepayment Percentage": 100%; provided, that the Asset Sale Prepayment Percentage shall be (a) 75% with respect to any Asset Sale consummated when the Consolidated Leverage Ratio as of the end of the most recently ended fiscal quarter was greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00, (b) 50% with respect to any Asset Sale consummated when the Consolidated Leverage Ratio as of the end of the most recently completed fiscal quarter was greater than or equal to 3.0 to 1.0 but less than 3.5 to 1.0 and (c) 0%, with respect to any Asset Sale consummated when the Consolidated Leverage Ratio as of the end of the most recently completed fiscal quarter was less than
         3.0 to 1.0.

                  "Assignee":  as defined in Section 14.06(c).

                  "Available Foreign Currencies": Deutsche Marks, Pounds Sterling, French Francs, Italian Lira, Australian Dollars and any other available and freely-convertible non-U.S. Dollar currency selected by the Company and approved by the Administrative Agent and the Majority Multicurrency Lenders.

                  "Available Multicurrency Commitment": as at any date of determination with respect to any Multicurrency Lender (after giving effect to the making and payment of any Revolving Credit Loans required on such date pursuant to Section 2.05), an amount equal to the lesser of (a) the excess, if any, of (i) such Multicurrency Lender's Multicurrency Commitment in effect on such date over (ii) the U.S. Dollar Equivalent of the Aggregate Multicurrency Outstandings of such Multicurrency Lender on such date and (b) the excess, if any, of (i) the amount of such Lender's Revolving Credit Commitment in effect on such date over (ii) the Aggregate Committed Outstandings of such Lender on such date.

                  "Available Revolving Credit Commitment": as at any date of determination with respect to any Revolving Credit Lender (after giving effect to the making and payment of any Revolving Credit Loans required on such date pursuant to Section 2.05), an amount equal to the excess, if any, of (a) the amount of such Revolving Credit Lender's Revolving Credit Commitment in effect on such date over (b) the Aggregate Committed

         Outstandings of such Revolving Credit Lender on such date.

                  "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Base Rate Loans": Loans the rate of interest applicable to which is based upon the Base Rate.

                  "Benefitted Lender":  as defined in Section 14.07.

                  "Board": the Board of Governors of the Federal Reserve System (or any successor thereto).

                  "Borrowers":  as defined in the preamble hereto.

                  "Borrowing Date": any Business Day specified in a notice pursuant to Section 2.03, 2.07, 3.03 or 4.03 as a date on which a Borrower requests the Lenders to make Loans hereunder or, with respect to Local Currency Loans, the date on which a Local Currency Borrower requests Local Currency Lenders to make Local Currency Loans to such Local Currency Borrower pursuant to the Local Currency Facility to which such Local Currency Borrower and Local Currency Lenders are parties.

                  "Business":  as defined in Section 7.16.

                  "Business Day": (a) when such term is used in respect of a day on which a Loan denominated in an Available Foreign Currency or Local Currency is to be made, a payment is to be made in respect of such Loan, an interest rate or Exchange Rate is to be set in respect of such Available Foreign Currency or Local Currency or any other dealing in such Available Foreign Currency or Local Currency is to be carried out pursuant to this Agreement, such term shall mean a London Banking Day which is also a day on which banks are open for general banking business in the city which is the principal financial center of the country of issuance of such Available Foreign Currency or Local Currency, (b) when such term is used in respect of a day on which a Eurodollar Loan is to be made, an interest rate is to be set in respect thereof or any payment is to be made in respect thereof, such term shall mean a London Banking Day, and (c) when such term is used in any context in this Agreement (including as described in the foregoing clauses (a) and

         (b)), such term shall mean a day which, in addition to complying with any applicable requirements set forth in the foregoing clauses (a) and
         (b), is a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "Capital Expenditures": all expenditures of the Company and its Subsidiaries on a consolidated basis for any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, including all expenditures under capital leases, all determined in accordance with GAAP.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation and any and all warrants or options to purchase any of the foregoing. For all purposes of this Agreement, "Capital Stock" shall include the 10,000,000 7% Trust Convertible Preferred Securities (Liquidation Amount $50 Per Convertible Preferred Security) issued by Federal-Mogul Financing Trust and guaranteed by the Company upon terms described in the Offering Memorandum issued November 24, 1997 and any other substantially equivalent securities hereafter issued by a financing vehicle for the benefit of the Company, and such Trust Convertible Securities and substantially equivalent securities will be treated as preferred stock of the Company and the Company shall not be deemed to have issued any Indebtedness or Guarantee in connection therewith.

                  "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
         (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's (or an equivalent rating for such foreign securities), (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition, provided that, in the case of any investment by a Foreign Subsidiary, "Cash Equivalents" shall also include: (i) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (iii) shares of money market mutual or similar funds which invest exclusively in assets otherwise satisfying the requirements of this definition (including this proviso).

                  "Cash Flow Coverage": for any period, the ratio of (a) Consolidated EBITDA less Capital Expenditures, divided by (b) (i) Interest Expenses plus (ii) dividends paid on any class of the Company's Capital Stock in each case determined for such period.

                  "Change of Control": (a) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 50% of the then outstanding voting stock of the Company other than in a transaction having the approval of the board of directors of the Company at least a majority of which members are Continuing Directors or (b) Continuing Directors shall cease to constitute at least a majority of the directors constituting the board of directors of the Company.

                  "Chase": The Chase Manhattan Bank, a New York banking corporation.

                  "City Code": the City Code on Take-overs and Mergers, as published by the Panel and as amended from time to time.

                  "Class": the collective reference to Loans outstanding under a single Facility.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral": all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Collateral Release Date": the date of receipt by the Administrative Agent of a written request by the Company to release the Collateral following either (i) the date on which there is in effect either (A) an S&P Bond Rating of at least BBB- or equivalent or (B) a Moody's Bond Rating of at least Baa3 or equivalent or (ii) the date on which the Consolidated Leverage Ratio is less than or equal to 2.0 to 1.0.

                  "Commitment": as to any Lender, the sum of the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Interim Term Loan Commitment and the Revolving Credit Commitment (and, without duplication, the Multicurrency Commitment) of such Lender.

                  "Committed Outstandings Percentage": on any date with respect to any Lender, the percentage which the Adjusted Aggregate Committed
         Outstandings of such Lender constitutes of the Adjusted Aggregate Committed Outstandings of all Lenders.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

                  "Company":  as defined in the preamble hereto.

                  "Company Guaranty:  the guarantee contained in Article 11.

                  "Compulsory Acquisition": the acquisition by U.K. Acquisition II, pursuant to Sections 428 to 430F of the Companies Act 1985, of England, of all of the issued and outstanding Target Shares not then owned by U.K. Acquisition II.

                  "Consolidated Current Assets": at any date, all amounts (other than cash and Cash Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

                  "Consolidated Current Liabilities": at any date, all amounts which would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Company and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Credit Loans and Multicurrency Loans to the extent otherwise included therein.

                  "Consolidated EBITDA": for any period, the sum of (a) the consolidated net income (or loss) of the Company and its Subsidiaries for such period before deduction of income and franchise taxes and depreciation, determined in conformity with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution, plus (b) any Interest Expenses reported during such period, plus (c) amortization of Intangible Assets deducted in determining net income for such period.

                  "Consolidated Leverage Ratio": as at the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period; provided, that for purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters, the Consolidated EBITDA of any Person acquired by the Company or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (i) have been provided to the Administrative Agent and the Lenders and (ii) either
          (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

                  "Consolidated Net Income": for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period, determined in conformity with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution.

                  "Consolidated Net Worth": at any date, shareholders equity (including, but not limited to, Capital Stock, additional paid-in capital and retained earnings after deducting treasury stock and unearned compensation) of the Company and its Subsidiaries on a consolidated basis as at such date determined in accordance with GAAP; provided, that Consolidated Net Worth shall not reflect any additions or deductions resulting from foreign currency translation gains or losses.

                  "Consolidated Total Debt": all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis.

                  "Consolidated Working Capital": at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

                  "Continuing Directors": the collective reference to (a) all members of the board of directors of the Company who have held office continually since September 26, 1997, and (b) all members of the board of directors of the Company who were elected as directors after September 26, 1997 and whose nomination for election by the Company's shareholders was approved by a vote of at least 50% of the Continuing Directors.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Conversion Date": any date on which either (a) an Event of Default under paragraph (f) of Article XII has occurred or (b) the Commitments shall have been terminated and/or the Loans shall have been declared immediately due and payable pursuant to Article XII.

                  "Conversion Sharing Percentage": on any date with respect to any Revolving Credit Lender and any Multicurrency Loans or Local Currency Loans of such Revolving

         Credit Lender, the percentage of such Loans such that, after giving effect to the conversion of such Loans to U.S. Dollars and the purchase and sale by such Revolving Credit Lender of participating interests as contemplated by Section 14.08, the Committed Outstandings Percentage of such Revolving Credit Lender will equal such Revolving Credit Lender's Revolving Credit Commitment Percentage on such date (calculated immediately prior to giving effect to any termination or expiration of the Revolving Credit Commitments on the Conversion Date).

                  "Converted Loans":  as defined in Section 14.08(a).

                  "Covenant Transition Date": the date, on or after the repayment in full of the Interim Term Loans, on which the Administrative Agent receives a written notice signed by a Responsible Officer (which notice the Administrative Agent will promptly transmit to each Lender) to the effect that the Company has elected that the covenants set forth in Article X will be replaced in their entirety by the covenants set forth in Annex B.

                  "Default": any of the events specified in Article XII whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

                  "Disposition": with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

                  "Dollars": dollars in lawful currency of the United States of America.

                  "$": dollars in lawful currency of the United States of America.

                  "Domestic Pledge Agreement": the Domestic Pledge Agreement, substantially in the form of Exhibit D-1, to be executed by the Company and certain of its Domestic Subsidiaries (pledging 100% of the Capital Stock owned by the Company and each of its Domestic Subsidiaries of each Domestic Subsidiary of the Company, including, but not limited to, 100% of the Capital Stock of U.S. Finance Subsidiary I, U.S. Finance Subsidiary II and U.S. Finance Subsidiary III), in favor of the Trustee.

                  "Domestic Reference Lenders": Chase and two other Lenders selected by Chase and the Company on the Syndication Date; provided, that prior to the Syndication Date, all references to "Domestic Reference Lenders" shall be deemed to be references to Chase.

                  "Domestic Subsidiary": any Subsidiary of the Company organized under the laws of any jurisdiction within the United States, other than any Subsidiary which is a Subsidiary of an Excluded Foreign Subsidiary.

                  "Domestic Subsidiary Guarantee": the Domestic Subsidiary Guarantee, substantially in the form of Exhibit B, to be executed and delivered by each Domestic

         Subsidiary, including, but not limited to, U.S. Finance Subsidiary I, U.S. Finance Subsidiary II and U.S. Finance Subsidiary III, as the same may from time to time be amended, supplemented or otherwise modified.

                  "Effective Date":  as defined in Section 8.01.

                  "Environmental Laws": any and all foreign, Federal, state, local or municipal, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Base Rate": (a) with respect to each Interest Period pertaining to a Multicurrency Loan denominated in any currency other than Pounds Sterling, the rate per annum determined by the Administrative Agent to be the offered rate for deposits in such currency with a term comparable to such Interest Period that appears on the applicable Telerate Page at approximately 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period; provided, however, that if at any time for any reason such offered rate for any such currency does not appear on a Telerate Page, "Eurocurrency Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Multicurrency Loan denominated in such currency, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Multicurrency Reference Lenders as the rate at which such Multicurrency Reference Lender is offered deposits in such currency at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein; and (b) with respect to each day during each Interest Period pertaining to a Multicurrency Loan denominated in Pounds Sterling, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Multicurrency Reference Lenders as the rate at which such Multicurrency Reference Lender is offered deposits in Pounds Sterling at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the Paris interbank market for delivery on the first day of such Interest Period for the number of days comprised therein.

                  "Eurocurrency Rate": with respect to each day during each Interest Period pertaining to a Multicurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                            Eurocurrency Base Rate
                  -----------------------------------------------------
                  1.00 - Eurocurrency Reserve Requirements

                  "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan or a Multicurrency Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                  "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Domestic Reference Lenders as the rate at which such Domestic Reference Lender is offered Dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein.

                  "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                          Eurodollar Base Rate
               --------------------------------------------------
                  1.00 - Eurocurrency Reserve Requirements

                  "Event of Default": any of the events specified in Article XII, provided that all requirements for the giving of notice, the lapse of time, or both, or any other condition, have been satisfied.

                  "Excess Cash Flow": for any fiscal year of the Company, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges and/or losses (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) the net increase during such fiscal year (if any) in deferred tax asset or liability accounts of the Company, and (v) the net increase during such fiscal year (if any) in the Company's accrued long-term liability account over (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits and/or gain included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all prepayments of Revolving Credit Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Credit Commitments and all prepayments of the Term Loans during such fiscal year (other than mandatory prepayments pursuant to Section 6.04(d), (e) or (f)), (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt of the Company and its Subsidiaries made during such fiscal year (other than payments in respect of any revolving credit facility, including the Revolving Credit Facility, to the extent there is not an equivalent permanent reduction in commitments thereunder, and other than payments in respect of the Interim Term Loans made with the proceeds of issuance or incurrence of equity or debt securities), (v) increases in Consolidated Working Capital for such fiscal year, (vi) the net decrease during such fiscal year (if any) in deferred tax asset or liability accounts of the Company, (vii) the net decrease during such fiscal year (if any) in the Company's accrued long-term liability account, (viii) the amount of cash dividends paid by the Company during such fiscal year as permitted by this Agreement and (ix) the amount of cash used in connection with acquisitions of all or part of the Capital Stock or assets of any Person, including investments in joint ventures, made by the Company and its Subsidiaries during such fiscal year as permitted by this Agreement.

                  "Excess Cash Flow Application Date": as defined in Section 6.04(f).

                  "Excess Cash Flow Prepayment Percentage": 75%; provided, that the Excess Cash Flow Prepayment Percentage shall be (a) 50% for any fiscal year in respect of which the Consolidated Leverage Ratio on the last day thereof was greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00 and (b) 0% for any fiscal year in respect of which the Consolidated Leverage Ratio on the last day thereof was less than
         3.50 to 1.00.

                  "Exchange Notes": the "Exchange Notes" referred to in the Senior Subordinated Loan Documentation issued in exchange for the Senior Subordinated Bridge Loans.

                  "Exchange Rate": with respect to any non-U.S. Dollar currency on any date, the rate at which such currency may be exchanged into U.S. Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 A.M., London time, on such date. In the event that such rate does not appear on any Reuters currency page, the "Exchange Rate" with respect to such non-U.S. Dollar currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company or, in the absence of such agreement, such "Exchange Rate" shall instead be the Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-U.S. Dollar currency are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of U.S. Dollars with such non-U.S. Dollar currency, for delivery two Business Days later; provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

                  "Excluded Foreign Subsidiary": any Foreign Subsidiary (and any Domestic Subsidiary which is a Subsidiary of an Excluded Foreign Subsidiary) if the pledge of more than 65% of the Capital Stock of such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) or the execution by such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) of a Subsidiary Guarantee would, in the good faith judgment of the Company, result in adverse tax consequences to the Company or would be unlawful for such Foreign Subsidiary (or Domestic Subsidiary, as the case may be).

                  "Existing Accounts Receivable Financing Program": the collective reference to (i) the Amended and Restated Pooling and Servicing Agreement dated as of February 1, 1997, among the Receivables Subsidiary, as Seller, the Company, as Servicer, and Chase, as Trustee,
         (ii) the Series 1997-1 Supplement dated as of February 1, 1997, among the Receivables Subsidiary, as Seller, the Company, as Servicer, and Chase, as Trustee, (iii) the Amended and Restated Receivables Purchase Agreement dated as of February 28, 1997, between the Receivables Subsidiary, as Buyer, and the Company, as Seller, (iv) the Amended and Restated Receivables Purchase Agreement dated as of February 28, 1997, between the Receivables Subsidiary, as Buyer, and Carter Automotive Company, Inc., a Delaware corporation, as Seller, (v) the Amended and Restated Receivables Purchase Agreement dated as of February 28, 1997, between the Receivables Subsidiary, as Buyer, and Mather Seal Company, Inc., a Michigan corporation, as Seller, and (vi) all other documents entered into in connection with any of the foregoing, as each of the foregoing are amended, restated, supplemented or otherwise modified from time to time.

                  "Existing Credit Agreement": as defined in the recitals hereto.

                  "Existing Plan": any Plan existing on the date of this Agreement without giving effect to any amendment thereof made after the date of this Agreement.

                  "Existing Public Securities": the Company's Medium Term Notes and 8.8% Notes outstanding under the Indenture.

                  "Facility": each of (a) the Tranche A Term Loan Commitments and the Tranche A Term Loans made thereunder (the "Tranche A Term Loan Facility"), (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term Loan Facility"), (c) the Interim Term Loan Commitments and the Interim Term Loans made thereunder (the "Interim Term Loan Facility"), (d) the Revolving Credit Commitments and the Revolving Credit Loans (including the Swing Line Loans) made thereunder (the "Revolving Credit Facility") and (e) the Multicurrency Commitments and the Multicurrency Loans made thereunder (the "Multicurrency Facility").

                  "Facility Fee Rate": .50% per annum; provided, that on and after the first Adjustment Date occurring after the date on which the Interim Term Loans are repaid in full, the Facility Fee Rate will be determined pursuant to the Pricing Grid.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates per annum on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it, in each case rounded up to the nearest 1/100th of 1%.

                  "Foreign Subsidiary": any Subsidiary of the Company other than a Domestic Subsidiary.

                  "Foreign Subsidiary Borrower": each Foreign Subsidiary listed as a Foreign Subsidiary Borrower in Schedule II as amended from time to time in accordance with Section 14.01(b).

                  "Foreign Subsidiary Opinion": with respect to any Foreign Subsidiary Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Administrative Agent and the Lenders concluding that such Foreign Subsidiary Borrower and the Loan Documents to which it is a party substantially comply with the matters listed on Exhibit I, with such assumptions, qualifications and deviations therefrom as the Administrative Agent shall approve (such approval not to be unreasonably withheld).

                  "Funded Debt": all Indebtedness of the Company and its Subsidiaries on a consolidated basis maturing one year or more after incurrence thereof or that matures within one year from the date on which it was created, but is renewable or extendible under terms such that under GAAP such Indebtedness would be treated as long-term indebtedness.

                  "Funding Commitment Percentage": as at any date of determination (after giving effect to the making and payment of any Loans made on such date pursuant to Section 2.05), with respect to any Revolving Credit Lender, that percentage which the Available Revolving Credit Commitment of such Revolving Credit Lender then constitutes of the Aggregate Available Revolving Credit Commitments.

                  "GAAP": generally accepted accounting principles in the United States of America in effect from time to time; provided, that if at any time after the date hereof there shall occur any change in respect of such generally accepted accounting principles from those used in the preparation of the audited financial statements referred to in Section
         7.01 in a manner which would have a material effect on any matter which is material to Article X, the Company and the Administrative Agent will, within five Business Days of a notice from the Administrative Agent or the Company, as the case may be, to that effect, commence, and continue in good faith, negotiations with a view towards making appropriate amendments to the provisions hereof acceptable to the Required Lenders, to reflect as nearly as possible the effect of the provisions of Article X as in effect on the date hereof.

                  "Governmental Authority": any nation or government, any state, or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Gross Cash Proceeds": in connection with any issuance or sale of Capital Stock, the gross cash proceeds of such issuance before deduction for investment banking fees, underwriting discounts and commissions and other fees and expenses incurred in connection therewith.

                  "Guaranty": any guaranty by any Person of Indebtedness or other obligations of any other Person that is not a consolidated subsidiary of such Person or any assurance with respect to the financial condition of any other Person that is not a consolidated subsidiary of such Person (including, without limitation, any purchase or repurchase agreement, any indemnity or any keep-well, take-or-pay, through-put or other arrangement having the effect of assuring or holding harmless any third Person against loss with respect to any Indebtedness or other obligation of such other Person) except endorsements of negotiable instruments for collection in the ordinary course of business.

                  "Indenture": the Indenture, dated as of August 12, 1994, between the Company and First Trust National Association (as successor to Continental Bank), as trustee.

                  "Indebtedness": with respect to any Person, (a) all indebtedness of such Person which in accordance with GAAP would be shown as a liability on the balance sheet of such Person and (b) obligations under leases which, in accordance with GAAP, are to be recorded as capital leases; provided, however, that the term "Indebtedness" shall not include short-term obligations payable to suppliers incurred in the ordinary course of business or indebtedness incurred by a special purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its other Subsidiaries to the extent that such indebtedness is nonrecourse to the Company and each such other Subsidiary and is not required under GAAP to be reflected on the consolidated balance sheet of the Company.

                  "Initial Measurement Date": the last day of the first full fiscal quarter commencing after the Initial Term Loan Funding Date.

                  "Initial Revolving Credit Funding Date": as defined in Section 8.02.

                  "Initial Term Loan Funding Date":  as defined in Section 8.03.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent":  pertaining to a condition of Insolvency.

                  "Intangible Assets": assets having no physical existence and that, in conformity with GAAP, should be classified as intangible assets, including, without limitation, patents, patent rights, trademarks, trade names, copyrights, franchises, licenses, customer lists, organizational expenses and goodwill.

                  "Intellectual Property":  as defined in Section 7.09.

                  "Interest Expenses": with respect to any period, the aggregate of all interest expense reported by the Company and its Subsidiaries in accordance with GAAP during such period. As used in this definition, the term "interest" shall include, without limitation, all interest, fees and costs payable with respect to the obligations under this Agreement (other than fees and costs which may be capitalized as transaction costs in accordance with GAAP), any discount in respect of sales of accounts receivable and/or related contract rights and the interest portion of capitalized lease payments during such period, all as determined in accordance with GAAP.

                  "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan or Multicurrency Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan or Multicurrency Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.

                  "Interest Period": with respect to any Eurodollar Loan or Multicurrency Loan:

                  (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan or Multicurrency Loan and ending one, two, three, or six or (if available) twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Multicurrency Loan and ending one, two, three, six or (if applicable) twelve months thereafter, as selected by the relevant Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                               (i) if any Interest Period pertaining to a
                  Eurodollar Loan or Multicurrency Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                              (ii) any Interest Period applicable to a
                  Eurodollar Loan or Multicurrency Loan that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

                             (iii) any Interest Period pertaining to a
                  Eurodollar Loan or Multicurrency Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                              (iv) any Interest Period pertaining to a
                  Multicurrency Loan denominated in an Available Foreign Currency being replaced by the "euro" upon the effectiveness of European Monetary Union that would otherwise extend beyond the date on which such replacement becomes effective shall end on such date; and

                               (v) each Borrower shall select Interest Periods
                  so as not to require a payment or prepayment of any Eurodollar Loan or Multicurrency Loan during an Interest Period for such Eurodollar Loan or Multicurrency Loan.

                  "Interim Term Loan":  as defined in Section 3.01.

                  "Interim Term Loan Commitment": as to each Interim Term Loan Lender, the obligation of such Lender, if any, to make a Interim Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "Interim Term Loan Commitment" opposite such Lender's name on Schedule I.

                  "Interim Term Loan Exposure": as to any Interim Term Loan Lender at any time, the sum of (a) the aggregate outstanding principal amount of the Interim Term Loans of such Interim Term Loan Lender and
         (b) the undrawn amount of such Interim Term Loan Lender's Interim Term Loan Commitment.

                  "Interim Term Loan Lender": each Lender which has a Interim Term Loan Commitment or which has made a Interim Term Loan.

                  "Interim Term Loan Percentage": as to any Lender at any time, the percentage which such Lender's Interim Term Loan Exposure then constitutes of the aggregate Interim Term Loan Exposures.

                  "Investments": as defined in Section 10.11 (as in effect prior to the Covenant Transition Date).

                  "Joinder Agreement": the Joinder Agreement to be entered into by each Foreign Subsidiary Borrower subsequent to the date hereof pursuant to Section 14.01(b)(i), substantially in the form of Exhibit E.

                  "Judgment Currency":  as defined in Section 14.18(b).

                  "Lenders":  as defined in the preamble hereto.

                  "Lien": (i) any judgment lien or execution, attachment, levy, distraint or similar legal process and (ii) any mortgage, pledge, hypothecation, assignment, lien, charge, encumbrance or other security interest of any kind or nature whatsoever (including, without limitation, the interest of the lessor under any capital lease and the interest of the seller under any conditional sale or other title retention agreement), which secures or purports to secure any Indebtedness or other indebtedness or obligations.

                  "Loan Documents": this Agreement, any Notes, the Security Documents, the Subsidiary Guarantees, the Trust Agreement, the Syndication Letter Agreement and any document or instrument evidencing or governing any Local Currency Facility.

                  "Loan Parties": the Company and each Subsidiary of the Company which is a party to a Loan Document.

                  "Loans": the collective reference to the Revolving Credit Loans, the Swing Line Loans, the Term Loans, the Multicurrency Loans and the Local Currency Loans.

                  "Loans to be Converted":  as defined in Section 14.08(a).

                  "Local Currency": any available and freely convertible non-U.S. Dollar currency selected by a Local Currency Borrower and approved by the Administrative Agent.

                  "Local Currency Borrower": each Foreign Subsidiary that the Company designates as a "Local Currency Borrower" in a Local Currency Facility Addendum.

                  "Local Currency Facility": any Qualified Credit Facility that the Company designates as a "Local Currency Facility" pursuant to a Local Currency Facility Addendum.

                  "Local Currency Facility Addendum": a Local Currency Facility Addendum received by the Administrative Agent, substantially in the form of Exhibit J, and conforming to the requirements of Article V.

                  "Local Currency Facility Agent": with respect to each Local Currency Facility, the Local Currency Lender acting as agent for the Local Currency Lenders parties thereto (and, in the case of any Local Currency Facility to which only one Lender is a party, such Lender).

                  "Local Currency Facility Maximum Borrowing Amount": as defined in Section 5.01(b).

                  "Local Currency Lender": any Lender (or, if applicable, any affiliate, branch or agency thereof) party to a Local Currency Facility.

                  "Local Currency Lender Maximum Borrowing Amount": as defined in Section 5.01(b).

                  "Local Currency Loan": any loan made pursuant to a Local Currency Facility.

                  "London Banking Day": any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange.

                  "Majority Facility Lenders": with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Aggregate Committed Outstandings, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility or Multicurrency Facility, prior to any termination of the Commitments, the holders of more than 50% of the total Revolving Credit Commitments or Multicurrency Commitments, respectively).

                  "Majority Multicurrency Lenders": the Majority Facility Lenders in respect of the Multicurrency Facility.

                  "Majority Revolving Credit Facility Lenders": the Majority Facility Lenders in respect of the Revolving Credit Facility.

                  "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the ability of any Borrower to perform its obligations under this Agreement or any of the Notes or any of the other Loan Documents to which it is a party or (c) the validity or enforceability of this Agreement or any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                  "Material Environmental Amount": an amount payable by the Company (net of the proceeds of any applicable insurance and amount reasonably expected to be paid by Persons that are not Affiliates of the Company and that are jointly liable with the Company in respect of such amount) and/or its Subsidiaries in excess of $20,000,000 in any year or $100,000,000 in the aggregate for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Minority Interest": the minority interest of Persons other than the Company and its Subsidiaries in the Company's Subsidiaries as shown from time to time in the most recent consolidated balance sheet of the Company and its Subsidiaries.

                  "Moody's Bond Rating": for any day, the rating of the Company's senior long-term unsecured debt by Moody's Investor Service, Inc. ("Moody's") in effect at 11:00

         A.M., New York City time, on such day.

                  "Multicurrency Commitment": as to any Multicurrency Lender at any time, its obligation to make Multicurrency Loans to the Borrowers in an aggregate amount in Dollars or in Available Foreign Currencies of which the U.S. Dollar Equivalent does not exceed at any time outstanding the amount set forth opposite such Multicurrency Lender's name in Schedule I under the heading "Multicurrency Commitment", as such amount may be reduced from time to time as provided in Section
         4.04 and the other applicable provisions hereof.

                  "Multicurrency Commitment Percentage": as to any Multicurrency Lender at any time, the percentage which such Multicurrency Lender's Multicurrency Commitment then constitutes of the aggregate Multicurrency Commitments.

                  "Multicurrency Lender": each Lender having an amount greater than zero set forth opposite such Revolving Credit Lender's name in
         Schedule I under the heading "Multicurrency Commitment"; provided that any Revolving Credit Lender may cause an affiliate of such Revolving Credit Lender to become a party to this Agreement as a Multicurrency Lender, whereupon such affiliate shall, on behalf of such Revolving Credit Lender, fulfill such Revolving Credit Lender's obligations and enjoy such Revolving Credit Lender's rights, as a Multicurrency Lender, and the term "Multicurrency Lender" shall, when the context requires, be deemed to refer to such affiliate.

                  "Multicurrency Loans":  as defined in Section 4.01.

                  "Multicurrency Reference Lenders": Chase and two Lenders selected by Chase and the Company on the Syndication Date; provided, that prior to the Syndication Date all references to "Multicurrency Reference Lenders" shall be deemed to be references to Chase.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA or any successor statute.

                  "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), including any taxes resulting from the transfer of the proceeds of such sale to the Company and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                  "Netherlands BV I": a special purpose Netherlands corporation to be formed as an indirect Subsidiary of the Company prior to the Initial Revolving Credit Funding Date.

                  "Netherlands BV II": a special purpose Netherlands corporation to be formed as an indirect Subsidiary of the Company prior to the Initial Revolving Credit Funding Date.

                  "Netherlands BV III": a special purpose Netherlands corporation to be formed as an indirect Subsidiary of the Company prior to the Initial Revolving Credit Funding Date.

                  "Netherlands BV IV": a special purpose Netherlands corporation to be formed as an indirect Subsidiary of the Company prior to the Initial Revolving Credit Funding Date.

                  "Netherlands Pledge Agreements": the collective reference to
         (i) the Netherlands Pledge Agreement, to be executed and delivered by U.S. Finance Subsidiary I, in form and substance satisfactory to the Administrative Agent, creating a security interest in 100% of the Capital Stock of Netherlands BV I in favor of the Trustee to secure the obligations of the Borrowers hereunder and, (ii) the Netherlands Pledge Agreement, to be executed and delivered by U.S. Finance Subsidiary II, in form and substance satisfactory to the Administrative Agent, creating a security interest in 100% of the Capital Stock of Netherlands BV III in favor of the Trustee to secure the obligations of the Borrowers hereunder, each as amended, supplemented or otherwise modified from time to time.

                  "Non-Excluded Taxes":  as defined in Section 6.11(a).

                  "Non-Multicurrency Lender": each Revolving Credit Lender which is not a Multicurrency Lender.

                  "Notes": the collective reference to the Revolving Credit Notes and the Term Notes.

                  "Notice of Local Currency Outstandings": with respect to each Local Currency Facility Agreement, a notice from the relevant Local Currency Facility Agent containing the information, delivered to the Person, in the manner and by the time, specified for a Notice of Local Currency Outstandings in Schedule V.

                  "Obligations": collectively, the unpaid principal of and interest on the Loans and all other obligations and liabilities of (a) each Foreign Subsidiary Borrower under this Agreement and the other Loan Documents and (b) each Local Currency Borrower under any Local Currency Facility to which it is a party and under this Agreement and the other Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, any Foreign Subsidiary Borrower or any Local Currency Borrower, as the case may be, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Borrower or Local Currency Borrower pursuant to the terms of this Agreement or any other Loan Document).

                  "Offer Documents": the Press Release and the Tender Offer documentation subsequently to be posted by U.K. Acquisition II setting out the detailed terms of the Tender Offer.

                  "Optionholders":  the holders of Options.

                  "Options": options to purchase up to 25,000,000 Target Shares.

                  "Panel": The Panel of Take-overs and Mergers in the City of London.

                  "Participants":  as defined in Section 14.06(b).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor corporation.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreements": the collective reference to (i) the Domestic Pledge Agreement, (ii) the U.K. Acquisition I Share Mortgage,
         (iii) the U.K. Acquisition II Share Mortgage, (iii) the Netherlands Pledge Agreements and (iv) other pledge agreements in form and substance reasonably satisfactory to the Administrative Agent pursuant to which shares of Foreign Subsidiaries (other than Excluded Foreign Subsidiaries) and 65% (or such lesser percentage as owned by the Company or such Domestic Subsidiary) of the shares of Excluded Foreign Subsidiaries held directly by the Company or any Domestic

         Subsidiary are pledged, in each case, as the same may be amended, supplemented or otherwise modified.

                  "Pledged Stock": the Capital Stock pledged pursuant to a Pledge Agreement.

                  "Press Release": the press announcement released by or on behalf of the U.K. Acquisition II on October 16, 1997 publicly announcing a firm intention to make the Tender Offer.

                  "Pricing Grid":  the pricing grid attached hereto as Annex A.

                  "Pro Forma Balance Sheet":  as defined in Section 7.01(b).

                  "Prime Rate": the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced). The Prime Rate is not intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors.

                  "Prohibited Transaction": any "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code.

                  "Properties":  as defined in Section 7.16(a).

                  "Property": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including without limitation, Capital Stock.

                  "Qualified Credit Facility": a credit facility (a) providing for one or more Local Currency Lenders to make loans denominated in a Local Currency to a Local Currency Borrower, (b) providing for such loans to bear interest at a rate or rates determined by the Company and such Local Currency Lender or Local Currency Lenders and (c) otherwise conforming to the requirements of Article V.

                  "Receivables Subsidiary": Federal-Mogul Funding Corporation, a Michigan corporation.

                  "Recovery Event": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries.

                  "Reduction Period": the period from November 30, 1997 to the date which is four months after the Initial Term Loan Funding Date.

                  "Reference Lenders": the collective reference to the Domestic Reference Lenders and the Multicurrency Reference Lenders.

                  "Register":  as defined in Section 14.06(d).

                  "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in connection therewith which are not applied to prepay the Term Loans pursuant to Section 6.04(e) as a result of the delivery of a Reinvestment Notice.

                  "Reinvestment Event": any Asset Sale or Recovery Event in respect of which the Company has delivered a Reinvestment Notice.

                  "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Company (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business.

                  "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Company's business.

                  "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earlier of (a) the date occurring one year after such Reinvestment Event (provided, that in the case of a Recovery Event, a Reinvestment Prepayment Date shall not occur under this clause
         (a) in respect of the portion of the proceeds of such Recovery Event that will be applied to the repair or reconstruction of the affected assets so long as within one year after the date of such Recovery Event the Company has commenced repair or reconstruction in respect of the affected assets) and (b) the date on which the Company shall have determined not to acquire assets useful in the Company's business with all or any portion of the relevant Reinvestment Deferred Amount.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "Replacement Lender": a bank or financial institution (other than a Subsidiary of the Company) acceptable to the Administrative Agent and the Company.

                  "Reportable Event": any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

                  "Requested Local Currency Loans": as defined in Section
         2.05(b).

                  "Requested Multicurrency Loans": as defined in Section
         2.05(a).

                  "Required Lenders": the holders of more than 50% of (a) until the date on which all Commitments are terminated, the sum of (i) the aggregate undrawn amount of the Commitments, (ii) the aggregate unpaid principal amount of the Term Loans and (iii) the Aggregate Committed Outstandings and
         (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans and (ii) the Aggregate Committed Outstandings; provided that for purposes of this definition the Aggregate Committed Outstandings of each Lender shall be adjusted up or down so as to give effect to any participations purchased or sold pursuant to Section 14.08.

                  "Required Prepayment Lenders": the Majority Facility Lenders in respect of the Tranche A Term Loan Facility, the Tranche B Term Loan Facility and the Interim Term Loan Facility.

                  "Requirement of Law": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer": (i) as to the Company, the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer or the controller of the Company and
         (ii) as to any other Borrower, those of its officers or representatives whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 8.01(c) or 8.02(e).

                  "Revolving Credit Commitment": as to any Lender at any time, its obligation to make Revolving Credit Loans to, and/or participate in Swing Line Loans made to, the Company in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such Lender's name in Schedule I under the heading "Revolving Credit Commitment", as such amount may be reduced from time to time pursuant to Section 2.04 and the other applicable provisions hereof.

                  "Revolving Credit Commitment Percentage": as to any Revolving Credit Lender at any time, the percentage which such Revolving Credit Lender's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders.

                  "Revolving Credit Commitment Period": the period from and including the Initial Revolving Credit Funding Date to but not including the Revolving Credit Termination Date, or such earlier date on which the Revolving Credit Loans shall terminate as provided herein.

                  "Revolving Credit Loan":  as defined in Section 2.01.

                  "Revolving Credit Note":  as defined in Section 2.02(e).

                  "Revolving Credit Termination Date": the date which is 6 years after the Initial

         Revolving Credit Funding Date.

                  "Revolving Credit Lender": each Lender which has a Revolving Credit Commitment or which has made Revolving Credit Loans.

                  "Secured Obligations": as defined in each Security Document, as applicable.

                  "Secured Reimbursement Obligations": at any time, the aggregate undrawn face amount of, plus the aggregate unreimbursed amount of all drawings under, all letters of credit issued by any Lender for the account of any Borrower, other than any such letter of credit in respect of which the issuing Lender shall have delivered a written acknowledgement to the Administrative Agent to the effect that the obligations of the account party in respect of such letter of credit shall not be secured pursuant to the Security Documents or guaranteed pursuant to a Subsidiary Guarantee.

                  "Security Agreement": the Security Agreement, substantially in the form of Exhibit C, to be executed and delivered by the Company and its Domestic Subsidiaries, as the same may be amended, supplemented or otherwise modified.

                  "Security Documents": the collective reference to the Security Agreement, the Pledge Agreements, the Trust Agreement, and all other security documents hereafter delivered to the Administrative Agent (or the Trustee, as the case may be) granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

                  "Senior Subordinated Bridge Loans": as defined in the recitals hereto.

                  "Senior Subordinated Bridge Loan Commitments": the commitments of the lenders under the Senior Subordinated Loan Documentation to make Senior Subordinated Bridge Loans to the Company.

                  "Senior Subordinated Debt": the Senior Subordinated Bridge Loans, the Exchange Notes and the Senior Subordinated Term Notes.

                  "Senior Subordinated Loan Documentation": collectively, (a) the Amended and Restated Senior Subordinated Credit Agreement, dated as of December 18, 1997, among the Company, the several lenders from time to time parties thereto and Chase as administrative agent, (b) the Notes (as defined in such Senior Subordinated Credit Agreement) issued under such Senior Subordinated Credit Agreement, (c) the Senior Subordinated Note Indenture (as defined in such Senior Subordinated Credit Agreement) and (d) all other agreements, schedules, certificates and other documents executed in connection therewith, including but not limited to, any guarantees of the Senior Subordinated Debt, as the same may be entered into, amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                  "Senior Subordinated Term Notes": the "Term Notes" issued under (and as defined in) the Senior Subordinated Loan Documentation.

                  "September 26, 1997 Credit Agreement": as defined in the recitals hereto.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "Special Purpose Subsidiaries": the collective reference to U.S. Finance Subsidiary I, U.S. Finance Subsidiary II, U.S. Finance Subsidiary III, Netherlands BV I, Netherlands BV II, Netherlands BV III, Netherlands BV IV, U.K. Acquisition I and U.K. Acquisition II.

                  "S&P Bond Rating": for any day, the rating of the Company's senior long-term unsecured debt by Standard & Poor's Ratings Service ("S&P") in effect at 11:00 A.M., New York City time, on such day.

                  "Subordinated Debt": (a) the Senior Subordinated Debt and (b) other unsecured Indebtedness of the Company having a final maturity date at least 91 days after the final maturity date of the Tranche B Term Loans and a weighted average life at least as long as the weighted average life of the Tranche B Term Loans, and having subordination terms acceptable to the Administrative Agent, acting reasonably.

                  "Subsidiary": at any particular time, any Person which could be included as a consolidated subsidiary of the Company in the financial statements prepared and filed with the Company's annual reports on Form 10-K under the Securities Exchange Act of 1934, as amended, if such financial statements were prepared at, and as of, such time. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

                  "Subsidiary Guarantees": the collective reference to the Domestic Subsidiary Guarantee and the U.K. Acquisition I Guarantee, and any other guarantee by a Subsidiary of the Indebtedness and obligations of the Borrowers hereunder that may be executed and delivered to the Administrative Agent hereunder.

                  "Swing Line Commitment": as to the Swing Line Lender, in its capacity as a Swing Line Lender, its obligation to make Swing Line Loans to the Company in an aggregate principal amount not to exceed, at any one time outstanding $25,000,000.

                  "Swing Line Lender": Chase, in its capacity as provider of the Swing Line Loans.

                  "Swing Line Loan": as defined in Section 2.06.

                  "Swing Line Loans": as defined in Section 2.06.

                  "Syndication Date": the date on which Chase completes the primary syndication of the Facilities and the entities selected in such syndication process become parties to this Agreement.

                  "Syndication Letter Agreement": the letter agreement, dated as of September 26, 1997, between the Company and Chase relating to the syndication of the Facilities, as amended by the Amended and Restated Fee Letter, dated as of October 15, 1997, between the Company and Chase.

                  "Takeover Code": The City Code on Takeovers and Mergers in effect in England.

                  "Target":  as defined in the recitals hereto.

                  "Target Shareholders":  the holders of the Target Shares.

                  "Target Shares":  as defined in the recitals hereto.

                  "Target U.S. Subsidiary": the collective reference to the Subsidiaries of Target organized under the laws of a State of the United States.

                  "Tender Offer":  as defined in the recitals hereto.

                  "Term Loan Commitment Period": the period commencing on the Initial Term Loan Funding Date and ending on the earlier of (a) the day immediately following the date on which the Tender Offer lapses or is withdrawn by U.K. Acquisition II and (b) May 1, 1998.

                  "Term Loan Commitments": the collective reference to the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Interim Term Loan Commitments.

                  "Term Loan Lenders": the collective reference to the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders and the Interim Term Loan Lenders.

                  "Term Loans": the collective reference to the Tranche A Term Loans, Tranche B Term Loans and Interim Term Loans.

                  "Tranche": the collective reference to Eurodollar Loans or Multicurrency Loans of any Class the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "Tranche A Term Loan":  as defined in Section 3.01

                  "Tranche A Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche A Term Loan Commitment" opposite such Lender's name on Schedule I.

                  "Tranche A Term Loan Exposure": as to any Tranche A Term Loan Lender, the sum of (a) the aggregate outstanding principal amount of the Tranche A Term Loans of such Tranche A Term Loan Lender and (b) the undrawn amount of such Tranche A Term Loan Lender's Tranche A Term Loan Commitment.

                  "Tranche A Term Loan Lender": each Lender which has a Tranche A Term Loan Commitment or which has made a Tranche A Term Loan.

                  "Tranche A Term Loan Percentage": as to Tranche A Term Loan Lender at any time, the percentage which such Lender's Tranche A Term Loan Exposure then constitutes of the aggregate Tranche A Term Loan Exposures.

                  "Tranche B Term Loan":  as defined in Section 3.01.

                  "Tranche B Term Loan Commitment": as to Tranche B Term Loan Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule I.

                  "Tranche B Term Loan Exposure": as to any Tranche B Term Loan Lender at any time, the sum of (a) the aggregate outstanding principal amount of the Tranche B Term Loans of such Tranche B Term Loan Lender and (b) the undrawn amount of such Tranche B Term Loan Lender's Tranche B Term Loan Commitment.

                  "Tranche B Term Loan Lender": each Lender which has a Tranche B Term Loan Commitment or which has made a Tranche B Term Loan.

                  "Tranche B Term Loan Percentage": as to any Lender at any time, the percentage which such Lender's Tranche B Term Loan Exposure then constitutes of the aggregate Tranche B Term Loan Exposures.

                  "Transactions": the collective reference to the Tender Offer and the Compulsory Acquisition.

                  "Transferee":  as defined in Section 14.06(f).

                  "Trust Agreement": the Trust Agreement, substantially in the form of Exhibit D-2, to be entered into by the Company, each other grantor pursuant to the Security Agreement and each other pledgor pursuant to a Pledge Agreement and a trustee acceptable to the Administrative Agent, pursuant to which such trustee shall hold certain of the Collateral to secure equally and ratably the obligations of the Company in respect of the Facilities and in respect of certain other indebtedness.

                  "Trustee":  the trustee named in the Trust Agreement.

                  "Type": as to any Revolving Credit Loan or Term Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

                  "U.K. Acquisition I": a Wholly Owned Subsidiary of the Company to be organized under the laws of England prior to the Initial Revolving Credit Funding Date.

                  "U.K. Acquisition I Guarantee": the U.K. Acquisition I Guarantee, in form and substance reasonably satisfactory to the Administrative Agent, to be executed and delivered by U.K. Acquisition I pursuant to Section 9.15, guaranteeing all of the obligations of the Borrowers hereunder, as the same may from time to time be amended, supplemented or otherwise modified.

                  "U.K. Acquisition I Share Mortgage": the Deed of Charge, in form and substance reasonably satisfactory to the Administrative Agent, to be executed and delivered by U.S. Finance Subsidiary III creating in favor of the Trustee a security interest in 100% of the Capital Stock of U.K. Acquisition I, as the same may from time to time be amended, supplemented or otherwise modified.

                  "U.K. Acquisition II":  as defined in the recitals hereto.

                  "U.K. Acquisition II Share Mortgage": the Deed of Charge, and related documents, in form and substance reasonably satisfactory to the Administrative Agent, to be executed and delivered by UK Acquisition I pursuant to Section 9.15, creating in favor of the Trustee, a security interest (i) in all of the Capital Stock of U.K. Acquisition II owned by U.K. Acquisition I (but in any event not in excess of 65% of the voting stock of U.K. Acquisition II) and (ii) any loans or advances made by U.K. acquisition I to U.K. Acquisition II, in each case securing the obligations of U.K. Acquisition I under the U.K. Acquisition I Guarantee, as the same may from time to time be amended, supplemented or otherwise modified.

                  "U.S. Dollar Equivalent": with respect to an amount denominated in any currency other than U.S. Dollars, the equivalent in U.S. Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent. In making any determination of the U.S. Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any Borrowing Date, the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the interest rate for such Loans is determined pursuant to the provisions of this Agreement and the other Loan Documents.

                  "U.S. Dollars": dollars in lawful currency of the United States of America.

                  "U.S. Finance Subsidiary I": a special purpose corporation to be organized as a direct or indirect Subsidiary of the Company under the laws of a State of the United States prior to the Initial Revolving Credit Funding Date.

                  "U.S. Finance Subsidiary II": a special purpose corporation to be organized as a direct or indirect Subsidiary of the Company under the laws of a State of the United States prior to the Initial Revolving Credit Funding Date.

                  "U.S. Finance Subsidiary III": a special purpose corporation to be organized as a direct or indirect Subsidiary of the Company under the laws of a State of the United States prior to the Initial Revolving Credit Funding Date.

                  "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                  SECTION I.02. Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in the Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        ARTICLE II. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS AND
                             SWING LINE COMMITMENT

                  SECTION II.01. Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (each, a "Revolving Credit Loan") in U.S. Dollars to the Company from time to time during the Revolving Credit Commitment Period so long as after giving effect thereto and to any concurrent repayment or prepayment of Loans (i) the Available Revolving Credit Commitment of each Revolving Credit Lender is greater than or equal to zero and (ii) the Aggregate Committed Outstandings of all Revolving Credit Lenders do not exceed the Aggregate Revolving Credit Commitments. During the Revolving Credit Commitment Period the Company may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                  (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.03 and 6.02, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

                  SECTION II.02. Repayment of Revolving Credit Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 6.01.

                  (b) Each Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Revolving Credit Lender resulting from each Revolving Credit Loan of such Revolving Credit Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Revolving Credit Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain the Register pursuant to Section 14.06(d), and a subaccount therein for each Revolving Credit Lender, in which Register and subaccounts shall be recorded (i) the amount of each Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Revolving Credit Lender hereunder in respect of the Revolving Credit Loans and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company in respect of the Revolving Credit Loans and each Revolving Credit Lender's share thereof.

                  (d) The entries made in the Register and the accounts of each Revolving Credit Lender maintained pursuant to Section 2.02(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Revolving Credit Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Revolving Credit Loans made to the Company by such Revolving Credit Lender in accordance with the terms of this Agreement.

                  (e) The Company agrees that, upon the request to the Administrative Agent by any Revolving Credit Lender, the Company will execute and deliver to such Revolving Credit Lender a promissory note of the Company evidencing the Revolving Credit Loans of such Revolving Credit Lender, substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (each, a "Revolving Credit Note"); provided, that the delivery of such Revolving Credit Notes shall not be a condition precedent to the Effective Date.

                  SECTION II.03. Procedure for Revolving Credit Borrowing. The Company may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise), specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments (other than a borrowing under Section 2.05) shall be in an amount equal to (A) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (B) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Not later than 11:00 A.M., New York City time, on each requested Borrowing Date each Revolving Credit Lender shall make an amount equal to its Funding Commitment Percentage of the principal amount of the Revolving Credit Loans requested to be made on such Borrowing Date available to the Administrative Agent at its New York office specified in Section 14.02 in U.S. Dollars and in immediately available funds. Except as otherwise provided in
Section 2.05, the Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

                  SECTION II.04. Termination or Reduction of Revolving Credit Commitments. The Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, either (a) the Aggregate Available Revolving Credit Commitments would not be greater than or equal to zero or (b) the Available Revolving Credit Commitments of any Revolving Credit Lender would not be greater than or equal to zero. Any such reduction shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

                  SECTION II.05. Borrowings of Revolving Credit Loans and Refunding of Loans. (a) If on any Borrowing Date on which a Borrower has requested the Multicurrency Lenders to make Multicurrency Loans (the "Requested Multicurrency Loans"), (i) the aggregate principal amount of the Requested Multicurrency Loans exceeds the Aggregate Available Multicurrency Commitments on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this Section 2.05 on such Borrowing Date) and
(ii) the U.S. Dollar Equivalent of the amount of such excess is less than or equal to the aggregate Available Revolving Credit Commitments of all Non-Multicurrency Lenders (before giving effect to the making and payment of any Loans pursuant to this Section 2.05 on such Borrowing Date), each Non-Multicurrency Lender shall make a Revolving Credit Loan to the Company on such Borrowing Date, and the proceeds of such Revolving Credit Loans shall be simultaneously applied to repay outstanding Revolving Credit Loans and/or Local Currency Loans of the Multicurrency Lenders (as directed by the Company), in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from the Multicurrency Lenders of the Requested Multicurrency Loans, the Committed Outstandings Percentage of each Revolving Credit Lender will equal (as nearly as possible) its Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 11:00 A.M., New York City time, on such Borrowing Date, the proceeds of such Revolving Credit Loans shall be made available by each Non-Multicurrency Lender to the Administrative Agent at its office specified in Section 14.02 in U.S. Dollars and in immediately available funds and the Administrative Agent shall apply the proceeds of such Revolving Credit Loans toward repayment of outstanding Revolving Credit Loans and/or Local Currency Loans of the Multicurrency Lenders (as directed by the Company) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) the Multicurrency Lenders shall, in accordance with the applicable provisions hereof, make the Requested Multicurrency Loans in an aggregate amount equal to the amount so requested by such Borrower (but not in any event greater than the Aggregate Available Multicurrency Commitments after giving effect to the making of such repayment of any Loans on such Borrowing Date) and (II) the relevant Borrower or Local Currency Borrower shall pay to the Administrative Agent for the account of the Lenders whose Loans to such Borrower or Local Currency Borrower are repaid on such Borrowing Date pursuant to this Section 2.05 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to Section 6.12 in connection with such repayment.

                  (b) If on any Borrowing Date on which a Local Currency Borrower has requested Local Currency Lenders to make Local Currency Loans (the "Requested Local Currency Loans") under a Local Currency Facility to which such Local Currency Borrower and Local Currency Lenders are parties (i) the aggregate principal amount of the Requested Local Currency Loans exceeds the aggregate available amount of the commitments of such Local Currency Lenders under such Local Currency Facility on such Borrowing Date (before giving effect to the making and payment of any Revolving Credit Loans required to be made pursuant to this Section 2.05 on such Borrowing Date), (ii) after giving effect to the Requested Local Currency Loans, the U.S. Dollar Equivalent of the aggregate outstanding principal amount of Local Currency Loans of such Local Currency Borrower will be less than or equal to the aggregate commitments of such Local Currency Lenders under such Local Currency Facility and (iii) the U.S. Dollar Equivalent of the amount of the excess described in clause (i) above is less than or equal to the Aggregate Available Revolving Credit Commitments of all Lenders other than such Local Currency Lenders (before giving effect to the making and payment of any Revolving Credit Loans pursuant to this Section 2.05 on such Borrowing Date), each such other Lender shall make a Revolving Credit Loan to the Company, on such Borrowing Date, and the proceeds of such Revolving Credit Loans shall be simultaneously applied to repay outstanding Revolving Credit Loans, Multicurrency Loans and/or Local Currency Loans of such Local Currency Lenders (as directed by the Company) in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from such Local Currency Lenders of the Requested Local Currency Loans, the Committed Outstandings Percentage of each Revolving Credit Lender will equal (as nearly as possible) its Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such Revolving Credit Loans shall be made available by each such other Lender to the Administrative Agent at its office specified in Section 14.02 in U.S. Dollars and in immediately available funds and the Administrative Agent shall apply the proceeds of such Revolving Credit Loans toward the repayment of outstanding Revolving Credit Loans, Multicurrency Loans and/or Local Currency Loans of such Local Currency Lenders (as directed by the Company) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) such Local Currency Lenders shall, in accordance with the applicable provisions hereof, make the Requested Local Currency Loans in an aggregate amount equal to the amount so requested by such Local Currency Borrower and (II) the relevant Borrower or Local Currency Borrower shall pay to the Administrative Agent for the account of the Lenders whose Loans to such Borrower or Local Currency Borrower are repaid on such Borrowing Date pursuant to this Section 2.05 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to Section 6.12 in connection with such repayment.

                  (c) If any borrowing of Revolving Credit Loans is required pursuant to this Section 2.05, the Company shall notify the Administrative Agent in the manner provided for Revolving Credit Loans in Section 2.03, except that the minimum borrowing amounts set forth in Section 2.03 shall not be applicable to the extent that such minimum borrowing amounts exceed the amounts of Revolving Credit Loans required to be made pursuant to this Section 2.05.

                  SECTION II.06. Swing Line Commitments. Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") in U.S. Dollars to the Company from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of the Swing Line Commitment, so long as after giving effect thereto (i) the Available Revolving Credit Commitment of each Revolving Credit Lender is greater than or equal to zero and (ii) the Aggregate Revolving Credit Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments. Amounts borrowed by the Company under this Section 2.06 may be repaid and, during the Revolving Credit Commitment Period, reborrowed.

                  SECTION II.07. Procedure for Swing Line Borrowings; Interest Rate. (a) The Company shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 10:00 A.M., New York City time on the requested Borrowing Date) specifying the amount of the requested Swing Line Loan, which shall be in an aggregate principal amount of not less than $5,000,000 or a whole multiple of $100,000 in excess thereof. The proceeds of the requested Swing Line Loan will be made available by the Swing Line Lender to the Company at the office of the Swing Line Lender by crediting the account of the Company at such office with such proceeds in U.S. Dollars.

                  (b) All Swing Line Loans shall be either (i) Base Rate Loans bearing interest at the same rate as Revolving Credit Loans which are Base Rate Loans or (ii) bear interest at such rate as shall be agreed from time to time by the Company and the Swing Line Lender. No Swing Line Loan may be converted into a Eurodollar Loan.

                  SECTION II.08. Repayment of Swing Line Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Swing Line Lender the then unpaid principal amount of the Swing Line Loans on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 6.01.

                  (b) The Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company resulting from each Swing Line Loan made by it from time to time, including the amounts of principal and interest payable thereon and paid from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain the Register pursuant to Section 14.06(d), and a subaccount therein for the Swing Line Lender, in which shall be recorded (i) the date and amount of each Swing Line Loan made hereunder, (ii) the amount of each Revolving Credit Lender's participating interest in such Swing Line Loans, (iii) the date and amount of any principal or interest due and payable or to become due and payable from the Company hereunder in respect of the Swing Line Loans and (iv) both the date and amount of any sum received by the Administrative Agent hereunder from the Company in respect of the Swing Line Loans, each Revolving Credit Lender's participating interest therein (if any) and the amount thereof payable to the Swing Line Lender.

                  (d) The entries made in the Register and the accounts of the Swing Line Lender maintained pursuant to this Section 2.08 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of the Swing Line Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Swing Line Loans made to the Company by the Swing Line Lender in accordance with the terms of this Agreement.

                  SECTION II.09. Refunding of Swing Line Borrowings. (a) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Company (which hereby irrevocably directs and authorizes the Swing Line Lender to act on its behalf), request each Revolving Credit Lender, including Chase, to make a Revolving Credit Loan (which shall be a Base Rate
Loan) in an amount equal to such Revolving Credit Lender's Funding Commitment Percentage of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given; provided that the provisions of this Section shall not affect the Company's obligations to repay Swing Line Loans in accordance with the provisions of Sections 2.08 and 6.04(c) and (j). Unless the Revolving Credit Commitments shall have expired or terminated (in which event the procedures of Section 2.10 shall apply), each Revolving Credit Lender will make the proceeds of the Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent at the office of the Administrative Agent specified in
Section 14.02 prior to 10:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swing Line Lender for application to the payment in full of the Refunded Swing Line Loans. Upon any request by the Swing Line Lender to the Revolving Credit Lenders pursuant to this Section 2.09, the Administrative Agent shall promptly give notice to the Company of such request.

                  SECTION .10. Participating Interests. (a) If the Revolving Credit Commitments shall expire or terminate at any time while Swing Line Loans are outstanding, at the request of the Swing Line Lender in its sole discretion, either (i) each Revolving Credit Lender (including Chase) shall, notwithstanding the expiration or termination of the Revolving Credit Commitments, make a Revolving Credit Loan (which shall be a Base Rate Loan) or (ii) each Revolving Credit Lender (other than Chase) shall purchase an undivided participating interest in the Swing Line Loans of the Swing Line Lender, in either case in an amount equal to such Revolving Credit Lender's Funding Commitment Percentage (determined on the date of, and immediately prior to, expiration or termination of the Revolving Credit Commitments) of the aggregate principal amount of such Swing Line Loans. Each Revolving Credit Lender will make the proceeds of any Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent specified in Section 14.02 prior to 10:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date of the request by the Swing Line Lender. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the Revolving Credit Commitments. In the event that any of the Revolving Credit Lenders purchase undivided participating interests pursuant to the first sentence of this Section 2.10(a), each Revolving Credit Lender shall immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation in the Swing Line Loans of the Swing Line Lender and upon receipt thereof the Swing Line Lender will deliver to any such Revolving Credit Lender that so requests a confirmation of such Revolving Credit Lender's undivided participating interest in the Swing Line Loans of the Swing Line Lender dated the date of receipt of such funds and in such amount.

                  (b) Whenever, at any time after the Swing Line Lender has received payment from any Revolving Credit Lender in respect of such Revolving Credit Lender's participating interest in a Swing Line Loan of the Swing Line Lender, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that any such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.


             ARTICLE III. AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

                  SECTION III.01. Term Loan Commitments. Subject to the terms and conditions hereof, (a) each Tranche A Term Loan Lender severally agrees to make term loans ("Tranche A Term Loans") to the Company in an aggregate principal amount not to exceed the amount of the Tranche A Term Loan Commitment of such Lender, (b) each Tranche B Term Loan Lender severally agrees to make term loans ("Tranche B Term Loans") to the Company in an aggregate principal amount not to exceed the amount of the Tranche B Term Loan Commitment of such Lender and (c) each Interim Term Loan Lender severally agrees to make term loans ("Interim Term Loans") to the Company in an aggregate principal amount not to exceed the amount of the Interim Term Loan Commitment of such Lender. The Term Loans shall be made (i) on the Initial Term Loan Funding Date, in an amount equal to the aggregate purchase price of Target Shares purchased on such date and the amount applied to repay existing indebtedness of the Target on such date and to pay fees and expenses in respect of the transactions contemplated hereby and (ii) thereafter, until the last day of the Term Loan Commitment Period, on up to ten Borrowing Dates, in a minimum aggregate principal amount of $75,000,000 on each such Borrowing Date unless otherwise agreed by the Administrative Agent and Borrower. Each borrowing of Term Loans shall utilize ratably the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Interim Term Loan Commitments. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent in accordance with Sections 3.03 and 6.02.

                  SECTION III.02. Repayment of Term Loans; Evidence of Debt. (a) The Tranche A Term Loan of each Tranche A Lender shall mature in 20 consecutive quarterly installments, commencing on March 31, 1999, each of which shall be in an amount equal to such Lender's Tranche A Term Loan Percentage multiplied by the amount set forth below opposite such installment:


                  Installment                          Principal Amount
                  -----------                          ----------------
                  March 31, 1999                       $19,000,000
                  June 30, 1999                        $19,000,000
                  September 30, 1999                   $19,000,000
                  December 31, 1999                    $19,000,000


                  March 31, 2000                       $19,000,000
                  June 30, 2000                        $19,000,000
                  September 30, 2000                   $19,000,000
                  December 31, 2000                    $19,000,000
                  March 31, 2001                       $30,000,000
                  June 30, 2001                        $30,000,000
                  September 30, 2001                   $30,000,000
                  December 31, 2001                    $30,000,000
                  March 31, 2002                       $41,000,000
                  June 30, 2002                        $41,000,000
                  September 30, 2002                   $41,000,000
                  December 31, 2002                    $41,000,000
                  March 31, 2003                       $41,000,000
                  June 30, 2003                        $41,000,000
                  September 30, 2003                   $41,000,000
                  December 31, 2003                    $41,000,000

                  (b) The Tranche B Term Loan of each Tranche B Lender shall mature in 28 consecutive quarterly installments, commencing on March 31, 1999, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:

                  Installment                          Principal Amount
                  -----------                          ----------------
                  March 31, 1999                         $1,250,000
                  June 30, 1999                          $1,250,000
                  September 30, 1999                     $1,250,000
                  December 31, 1999                      $1,250,000
                  March 31, 2000                         $1,250,000
                  June 30, 2000                          $1,250,000
                  September 30, 2000                     $1,250,000
                  December 31, 2000                      $1,250,000
                  March 31, 2001                         $1,250,000
                  June 30, 2001                          $1,250,000
                  September 30, 2001                     $1,250,000
                  December 31, 2001                      $1,250,000
                  March 31, 2002                         $1,250,000
                  June 30, 2002                          $1,250,000
                  September 30, 2002                     $1,250,000
                  December 31, 2002                      $1,250,000
                  March 31, 2003                         $1,250,000
                  June 30, 2003                          $1,250,000
                  September 30, 2003                     $1,250,000
                  December 31, 2003                      $1,250,000
                  March 31, 2004                        $75,000,000
                  June 30, 2004                         $75,000,000
                  September 30, 2004                    $75,000,000

                  December 31, 2004                     $75,000,000
                  March 31, 2005                       $106,250,000
                  June 30, 2005                        $106,250,000
                  September 30, 2005                   $106,250,000
                  December 31, 2005                    $106,250,000


                  (c) The Interim Term Loan of each Interim Lender shall mature on the date which is 18 months after the Initial Term Loan Funding Date.

                  (d) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Term Loan Lender the principal amount of each Term Loan of such Term Loan Lender in installments according to the amortization schedule set forth in paragraphs (a), (b) or (c) above, as applicable (or on such earlier date on which the Loans become due and payable pursuant to Article XII). The Company hereby further agrees to pay interest on the unpaid principal amount of the Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 6.01.

                  (e) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Term Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time in respect of such Term Loans under this Agreement.

                  (f) The Administrative Agent, on behalf of the Company, shall maintain the Register pursuant to Section 14.06(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Term Loan made hereunder and any Note evidencing such Term Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's share thereof.

                  (g) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 3.02(e) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Term Loans by such Lender in accordance with the terms of this Agreement.

                  (h) The Company agrees that, upon the request to the Administrative Agent by any Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing any Term Loans of such Lender, substantially in the form of Exhibit A-2, with appropriate insertions as to date and principal amount.

                  SECTION III.03. Procedure for Term Loan Borrowing. The Company may borrow under the Term Loans during the Term Loan Commitment Period, provided that the

Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Term Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 11:00 A.M., New York City time, on each requested Borrowing Date each Term Loan Lender shall make the amount of the Term Loans to be made by it on such Borrowing Date available to the Administrative Agent at its New York office specified in Section 14.02 in U.S. Dollars and in immediately available funds. The Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent.


            ARTICLE IV. AMOUNT AND TERMS OF MULTICURRENCY COMMITMENTS

                  SECTION IV.01. Multicurrency Commitments. Subject to the terms and conditions hereof, each Multicurrency Lender severally agrees to make revolving credit loans (each, a "Multicurrency Loan") in U.S. Dollars or any Available Foreign Currency to any Borrower from time to time during the Revolving Credit Commitment Period so long as after giving effect thereto and to any concurrent repayment or prepayment of Loans (a) the Available Multicurrency Commitment of each Multicurrency Lender is greater than or equal to zero, (b) the aggregate outstanding principal amount of Multicurrency Loans does not exceed an amount of which the U.S. Dollar Equivalent is $120,000,000 and (c) the Aggregate Committed Outstandings of all Revolving Credit Lenders do not exceed the Aggregate Revolving Credit Commitments. During the Revolving Credit Commitment Period, any Borrower may use the Multicurrency Commitments by borrowing, repaying the Multicurrency Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                  SECTION IV.02. Repayment of Multicurrency Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Multicurrency Lender the then unpaid principal amount of each Multicurrency Loan of such Multicurrency Lender to such Borrower on the Revolving Credit Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Multicurrency Loans advanced to it and from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 6.01.

                  (b) Each Multicurrency Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Multicurrency Lender resulting from each Multicurrency Loan of such Multicurrency Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Multicurrency

Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain the Register pursuant to Section 14.06(d), and a subaccount therein for each Multicurrency Lender, in which shall be recorded (i) the amount of each Multicurrency Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Multicurrency Lender hereunder in respect of the Multicurrency Loans and (iii) both the amount of any sum received by the Administrative Agent hereunder from each Borrower in respect of the Multicurrency Loans and each Multicurrency Lender's share thereof.

                  (d) The entries made in the Register and the accounts of each Multicurrency Lender maintained pursuant to Section 4.02(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Multicurrency Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of such Borrower to repay (with applicable interest) the Multicurrency Loans made to such Borrower by such Multicurrency Lender in accordance with the terms of this Agreement.

                  SECTION IV.03. Procedure for Multicurrency Borrowing. Any Borrower may request the Multicurrency Lenders to make Multicurrency Loans during the Revolving Credit Commitment Period on any Business Day provided that such Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., London time, three Business Days prior to the requested Borrowing Date), specifying in each case (i) the amount and currency to be borrowed, (ii) the requested Borrowing Date and (iii) the length of the initial Interest Period therefor. Each borrowing under the Multicurrency Commitments shall be in an amount in U.S. Dollars equal to, or an amount in an Available Foreign Currency of which the U.S. Dollar Equivalent is equal to, at least $5,000,000 (or, if the then Aggregate Available Multicurrency Commitments are less than $5,000,000, such lesser amount). Upon receipt of any such notice from any Borrower, the Administrative Agent shall promptly notify each Multicurrency Lender thereof. Not later than 12:00 P.M. Noon, London time, on the requested Borrowing Date, each Multicurrency Lender shall make an amount equal to its Multicurrency Commitment Percentage of the principal amount of Multicurrency Loans requested to be made on such Borrowing Date available to the Administrative Agent at the Administrative Agent's funding office for the applicable currency specified by the Administrative Agent from time to time by notice to the Multicurrency Lenders and in immediately available funds. The amounts made available by each Multicurrency Lender will then be made available to the relevant Borrower at the funding office for the relevant Available Foreign Currency specified from time to time by the Administrative Agent by notice to the Multicurrency Lenders and in like funds as received by the Administrative Agent.

                  SECTION IV.04. Termination or Reduction of Multicurrency Commitments. The Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Multicurrency Commitments or, from time to time, to reduce the amount of the Multicurrency Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available Multicurrency Commitment of any Multicurrency Lender would be less than zero. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Multicurrency Commitments then in effect.


                      ARTICLE V. LOCAL CURRENCY FACILITIES

                  SECTION V.01. Terms of Local Currency Facilities. (a) Subject to the provisions of this Article 5, the Company may in its discretion from time to time designate any Subsidiary of the Company organized under the laws of any jurisdiction outside the United States as a "Local Currency Borrower" and any Qualified Credit Facility to which such Local Currency Borrower and any one or more Lenders (or its affiliates, agencies or branches) is a party as a "Local Currency Facility", with the consent of each such Lender in its sole discretion, by delivering a Local Currency Facility Addendum to the Administrative Agent and the Lenders (through the Administrative Agent) executed by the Company, each such Local Currency Borrower and each such Lender, provided, that on the effective date of such designation no Event of Default shall have occurred and be continuing. Concurrently with the delivery of a Local Currency Facility Addendum, the Company or the relevant Local Currency Borrower shall furnish to the Administrative Agent copies of all documentation executed and delivered by such Local Currency Borrower in connection therewith, together with, if applicable, an English translation thereof. Except as otherwise provided in this
Article V or in the definition of "Qualified Credit Facility" in Section 1.01, the terms and conditions of each Local Currency Facility shall be determined by mutual agreement of the relevant Local Currency Borrower(s) and Local Currency Lender(s). The documentation governing each Local Currency Facility shall (i) contain an express acknowledgement that such Local Currency Facility shall be subject to the provisions of this Article V and (ii) if more than one Lender is a party thereto, designate a Local Currency Facility Agent for such Local Currency Facility. Each of the Company and, by agreeing to any Local Currency Facility designation as contemplated hereby, each relevant Local Currency Lender (if any) party thereto which is an affiliate, branch or agency of a Lender, acknowledges and agrees that each reference in this Agreement to any Lender shall, to the extent applicable, be deemed to be a reference to such Local Currency Lender. In the event of any inconsistency between the terms of this Agreement and the terms of any Local Currency Facility, the terms of this Agreement shall prevail.

                  (b) The documentation governing each Local Currency Facility shall set forth (i) the maximum amount (expressed in U.S. Dollars) available to be borrowed from all Local Currency Lenders under such Local Currency Facility (as the same may be reduced from time to time, a "Local Currency Facility Maximum Borrowing Amount") and (ii) with respect to each Local Currency Lender party to such Local Currency Facility, the maximum amount (expressed in U.S. Dollars) available to be borrowed from such Local Currency Lender thereunder (as the same may be reduced from time to time, a "Local Currency Lender Maximum Borrowing Amount").

                  (c) Except as otherwise required by applicable law, in no event shall the Local Currency Lenders party to a Local

Currency Facility have the right to accelerate the Local Currency Loans outstanding thereunder, or to terminate their commitments (if any) to make such Local Currency Loans prior to the earlier of the stated termination date in respect thereof or the Revolving Credit Termination Date, except, in each case, in connection with an acceleration of the Loans or a termination of the Commitments pursuant to Article XII hereof, provided, that nothing in this paragraph (c) shall be deemed to require any Local Currency Lender to make a Local Currency Loan if the applicable conditions precedent to the making of such Local Currency Loan set forth in the documentation governing the relevant Local Currency Facility have not been satisfied. No Local Currency Loan may be made under a Local Currency Facility if (i) after giving effect thereto, the conditions precedent in Section 8.02 hereof would not be satisfied or (ii) after giving effect to the making of such Local Currency Loan and the simultaneous application of the proceeds thereof, the Aggregate Committed Outstandings of all Lenders at any time exceed the Aggregate Revolving Credit Commitments.

                  (d) The relevant Local Currency Borrower shall furnish to the Administrative Agent copies of any amendment, supplement or other modification (including any change in commitment amounts or in the Local Currency Lenders participating in any Local Currency Facility) to the terms of any Local Currency Facility promptly after the effectiveness thereof (together with, if applicable, an English translation thereof). If any such amendment, supplement or other modification to a Local Currency Facility shall (i) add a Local Currency Lender as a Local Currency Lender thereunder or (ii) change the Local Currency Facility Maximum Borrowing Amount or any Local Currency Lender Maximum Borrowing Amount with respect thereto, the Company shall promptly furnish an appropriately revised Local Currency Facility Addendum, executed by the Company, the relevant Local Currency Borrower and the affected Local Currency Lenders (or any agent acting on their behalf), to the Administrative Agent and the Lenders (through the Administrative Agent).

                  (e) The Company may terminate its designation of a facility as a Local Currency Facility, with the consent of each Local Currency Lender party thereto in its sole discretion, by written notice to the Administrative Agent, which notice shall be executed by the Company, the relevant Local Currency Borrower and each Local Currency Lender party to such Local Currency Facility (or any agent acting on their behalf). Once notice of such termination is received by the Administrative Agent, such Local Currency Facility and the loans and other obligations outstanding thereunder shall immediately cease to be subject to the terms of this Agreement.

                  SECTION V.02. Reporting of Local Currency Outstandings. (a) On the date of the making of any Local Currency Loan having a maturity of 30 or more days to a Local Currency Borrower and on the last Business Day of each month on which a Local Currency Borrower has any outstanding Local Currency Loans, the Local Currency Facility Agent for such Local Currency Borrower shall deliver to the Administrative Agent a Notice of Local Currency Outstandings. The Administrative Agent will, at the request of any Local Currency Facility Agent, advise such Local Currency Facility Agent of the Exchange Rate used by the Administrative Agent in calculating the U.S. Dollar Equivalent of Local Currency Loans under the related Local Currency Facility on any date.

                  (b) For purposes of any calculation under this Agreement in which the amount of the Aggregate Local Currency Outstandings of any Lender is a component, the Administrative

Agent shall make such calculation on the basis of the Notices of Local Currency Outstandings received by it at least two Business Days prior to the date of such calculation.


             ARTICLE VI. GENERAL PROVISIONS APPLICABLE TO THE LOANS

                  SECTION VI.01. Interest Rates and Payment Dates. (a) Each Eurodollar Loan of each Class shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin for such Class of Loans in effect for such day.

                  (b) Each Base Rate Loan of each Class shall bear interest for each day that it is outstanding at a rate per annum equal to the Base Rate for such day plus the Applicable Margin for such Class of Loans in effect for such day.

                  (c) Each Multicurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the applicable Eurocurrency Rate determined for such Interest Period plus the Applicable Margin for such Class of Loans in effect for such day.

                  (d) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or, if higher, in the case of amounts required to be paid in U.S. Dollars, the rate described in paragraph
(b) of this Section plus 2%.

                  (e) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (d) of this Section shall be payable from time to time on demand.

                  SECTION VI.02. Conversion and Continuation Options. (a) The Company may elect from time to time to convert outstanding Eurodollar Loans of any Class (in whole or in part) to Base Rate Loans of the same Class by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Company may elect from time to time to convert outstanding Base Rate Loans (other than Swing Line Loans) of any Class (in whole or in part) to Eurodollar Loans of the same Class by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be converted as provided herein, provided that (i) no Base Rate Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such conversion is not appropriate,
(ii) any such conversion may only be made if, after giving effect thereto, Section 6.03 shall not have been violated,
(iii) no Base Rate Loan of any Class may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date (in the case of Revolving Credit Loans) or the date of final maturity of the Loans of such Class (in the case of Term Loans) and (iv) Swing Line Loans may not be converted to Eurodollar Loans.

                  (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loans in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.01, provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such continuation is not appropriate, (ii) if, after giving effect thereto, Section 6.03 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date, and provided, further, that if the Company shall fail to give such notice or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.

                  (c) Any Multicurrency Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the relevant Borrower giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided, that if the relevant Borrower shall fail to give such notice or if any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such continuation would not be appropriate, such Multicurrency Loans shall automatically be continued for an Interest Period of one month.

                  SECTION VI.03. Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, immediately after giving effect thereto, (a) the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (b) the aggregate principal amount of the Multicurrency Loans comprising each Tranche shall be in an amount which is, or of which the U.S. Dollar Equivalent is, at least $5,000,000 and (c) there shall not be more than 25 Tranches at any one time outstanding.

                  SECTION VI.04. Optional and Mandatory Prepayments. (a) The Company may at any time and from time to time prepay Revolving Credit Loans, Swing Line Loans and/or Term Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans) and at least one Business Day's irrevocable notice to the Administrative Agent (in the case of Base Rate Loans), specifying the date and amount of prepayment, which Class of Loans will be prepaid, and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and, if a combination thereof, the amount allocable to each; provided, the Swing Line Loans may be prepaid without prior notice. Upon the receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 6.12. Partial prepayments of Loans of any Class shall be in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of the Swing Line Loans shall be in aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.

                  (b) The Borrowers may at any time and from time to time prepay, without premium or penalty, the Multicurrency Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent specifying the date and amount of prepayment. Upon the receipt of any such notice, the Administrative Agent shall promptly notify each Multicurrency Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of Multicurrency Loans shall be in an aggregate principal amount of which the U.S. Dollar Equivalent is at least $5,000,000.

                  (c) (i) If, at any time during the Revolving Credit Commitment Period, for any reason the Aggregate Committed Outstandings of all Revolving Credit Lenders exceed the Aggregate Revolving Credit Commitments then in effect,
(A) the Company shall, without notice or demand, immediately prepay the Swing Line Loans and the Revolving Credit Loans and/or (B) the Borrowers shall, without notice or demand, immediately prepay the Multicurrency Loans such that the sum of (I) the aggregate principal amount of the Swing Line Loans and the Revolving Credit Loans so prepaid and (II) the U.S. Dollar Equivalent of the aggregate principal amount of the Multicurrency Loans so prepaid, equals or exceeds the amount of such excess.

                  (ii) If, at any time during the Revolving Credit Commitment Period, for any reason either (A) the Aggregate Committed Outstandings of all Multicurrency Lenders exceed the aggregate Revolving Credit Commitments of the Multicurrency Lenders or (B) the Aggregate Multicurrency Outstandings exceed the aggregate Multicurrency Commitments, (I) the Company shall, without notice or demand, immediately prepay the Revolving Credit Loans and/or, as applicable,
(II) the Borrowers shall, without notice or demand, immediately prepay Multicurrency Loans in amounts such that the sum of (x) the aggregate principal amount of the Revolving Credit Loans so prepaid and (y) the U.S. Dollar Equivalent of the Multicurrency Loans so prepaid, equals or exceeds the amount of such excess.

                  (d) Unless the Required Prepayment Lenders and the Required Lenders shall otherwise agree, if any Capital Stock or Indebtedness (other than Indebtedness permitted by paragraphs (a) through (c), paragraphs (e) through (g) and paragraph (i) of Section 10.05 as in effect prior to the Covenant Transition
Date) shall be issued or incurred by the Company or any of its Subsidiaries at any time after November 30, 1997, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or Incurrence toward the prepayment of the Term Loans as set forth in Section 6.08(b); provided, that, notwithstanding the foregoing:

                           (i) on the Business Day immediately preceding the
                  Initial Revolving Credit Funding Date (or on such earlier date as the Company shall elect), the Company shall reduce the Term Loan Commitments (in the same order as prepayments of the Term Loans are to be applied pursuant to
                  Section 6.08(b)) by an amount equal to (A) the Net Cash Proceeds received by the Company from the issuance on December 1, 1997 of the $500,000,000 aggregate liquidation amount of 7% Trust Convertible Preferred Securities and (B) the Net Cash Proceeds of any subsequent issuance prior to the Initial Revolving Credit Funding Date of Capital Stock yielding Gross Cash Proceeds in an amount which, together with the Gross Cash Proceeds of all prior such issuances during the Reduction Period, aggregates less than $875,000,000;

                           (ii) if subsequent to December 1, 1997 and prior to
                  the Initial Term Loan Funding Date the Company receives Gross Cash Proceeds from the issuance of its Capital Stock in an amount which, together with the amount of Gross Cash Proceeds received in all prior Capital Stock issuance transactions consummated during the Reduction Period, aggregates $875,000,000 or more, the Company may, on the Business Day immediately preceding the Initial Revolving Credit Funding Date (or on such earlier date as the Company shall elect), reduce the Senior Subordinated Bridge Loan Commitments by an aggregate amount up to the amount of the Net Cash Proceeds of such subsequent issuance, and the Term Loan Commitments shall be reduced, in the same order as prepayments of the Term Loans are to be applied pursuant to Section 6.08(b), by an amount equal to the excess of such Net Cash Proceeds over the amount by which the Company has reduced the Senior Subordinated Bridge Loan Commitments pursuant to this clause) (such reduction of the Term Loan Commitments to occur simultaneously with any reduction of the Senior Subordinated Bridge Loan Commitments and in any event not later than the Business Day immediately preceding the Initial Revolving Credit Funding
                  Date);

                           (iii) if on or after the Initial Term Loan Funding
                  Date the Company receives Gross Cash Proceeds from the issuance of its Capital Stock in an amount which, together with the amount of Gross Cash Proceeds received in the prior Capital Stock issuance transactions consummated during the Reduction Period, aggregates $875,000,000 or more, the Company may apply the Net Cash Proceeds of such issuance to prepay the Senior Subordinated Debt, and the remainder of such Net Cash Proceeds not so applied shall be applied on the date of receipt thereof to prepay the Term Loans as set forth in
                  Section 6.08(b);

                           (iv) Net Cash Proceeds of Subordinated Debt (other
                  than Senior Subordinated Debt) issued prior to the date of repayment in full of the Interim Term Loans and the Senior Subordinated Debt shall be applied on the date of receipt thereof toward the prepayment of the Interim Term Loans or, at the Company's option (if no Default or Event of Default is in existence), the Senior Subordinated Debt, and after the repayment in full of the Interim Term Loans, the Company shall not be required to apply proceeds of Subordinated Debt toward prepayment of the Loans;

                           (v) the Company shall not be required to make
                  mandatory prepayments
                  with the proceeds of Capital Stock issued to employees pursuant to stock option plans or similar arrangements, or Capital Stock issued as consideration for acquisitions made by the Company and its Subsidiaries;

                           (vi) after the Interim Term Loans have been repaid in
                  full, the Company shall not be required to make mandatory prepayments with proceeds of issuances by the Company of Capital Stock or Subordinated Debt, and the Company may use such Net Cash Proceeds to prepay the Senior Subordinated Debt or for other corporate purposes to the extent not prohibited hereunder; and

                           (vii) after the Collateral Release Date, the Company
                  shall not be required to make mandatory prepayments with the proceeds of Indebtedness.

                  (e) Unless the Required Prepayment Lenders and the Required Lenders shall otherwise agree, if on any date the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, the Asset Sale Prepayment Percentage of such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans as set forth in Section 6.08(b); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $35,000,000 in any fiscal year of the Company and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 6.08(b); and provided, further that Net Cash Proceeds of any Asset Sale made by the Target or its Subsidiaries in order to comply with antitrust requirements shall not be required to be applied toward prepayment of the Term Loans until the date which is six months after the date of such Asset Sale.

                  (f) Unless the Required Prepayment Lenders and the Required Lenders shall otherwise agree, if, for any fiscal year of the Company commencing with the fiscal year ending December 31, 1998, there shall be Excess Cash Flow, the Company shall, on the relevant Excess Cash Flow Application Date, apply the Excess Cash Flow Prepayment Percentage of such Excess Cash Flow toward the prepayment of the Term Loans as set forth in Section 6.08(b). Each such prepayment shall be made on a date (an "Excess Cash Flow Application Date") no later than five days after the earlier of (i) the date on which the financial statements of the Company referred to in Section 9.01(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

                  (g) Each prepayment of Loans pursuant to this Section 6.04 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 6.12 in connection with such prepayment.

                  (h) Notwithstanding the foregoing, mandatory prepayments of Revolving Credit Loans or Multicurrency Loans that would otherwise be required pursuant to this Section 6.04 solely as a result of fluctuations in Exchange Rates from time to time shall only be required to be made pursuant to this Section 6.04 on the last Business Day of each month on the basis of the Exchange Rate in effect on such Business Day.

                  (i) Prepayments of any Class of Loans pursuant to this Section
6.04 shall be applied as follows: (i) in the case of prepayments made by the Company, first, to prepay Base Rate Loans of such Class then outstanding and second, to prepay Eurodollar Loans of such Class then outstanding and (ii) in case of prepayments of Multicurrency Loans made by a Borrower, to prepay Multicurrency Loans borrowed by such Borrower. Optional prepayments of the Tranche A Term Loans or the Tranche B Term Loans shall be applied to the installments thereof in the direct order of scheduled maturity. Mandatory prepayments of the Tranche A Term Loans or the Tranche B Term Loans shall be applied to the installments thereof ratably in accordance with the then outstanding amounts thereof.

                  (j) The Company shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing of Revolving Credit Loans.

                  SECTION VI.05. Facility Fees; Commitment Fee; Other Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender, a facility fee for the period from and including September 26, 1997 to but excluding October 15, 1997, computed at the Facility Fee Rate on the daily average amount of such Lender's Revolving Credit Commitment under the September 26, 1997 Credit Agreement (drawn and undrawn). The Company agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender, a facility fee for the period from and including October 15, 1997 to but excluding the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein), computed at the Facility Fee Rate on the daily average amount of such Lender's Revolving Credit Commitment (drawn and undrawn). Such facility fees shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                  (b) The Company agrees to pay to the Administrative Agent for the account of each Term Loan Lender, a commitment fee for the period from and including September 26, 1997 to but excluding October 15, 1997, computed at the rate of .50% per annum on the daily average undrawn amount of such Term Loan Lender's Term Loan Commitments under the September 26, 1997 Credit Agreement. The Company agrees to pay to the Administrative Agent for the account of each Term Loan Lender, a commitment fee for the period from and including October 15, 1997 to but excluding the earlier of the last day of the Term Loan Commitment Period or the date on which the Term Loan Commitments are fully utilized or terminated, computed at the rate of .50% per annum on the daily average undrawn amount of such Term Loan Lender's Term Loan Commitments. Such commitment fees shall be payable quarterly in arrears on the last day of each March, June, September and December and on the date on which the Term Loan Commitments are fully utilized or terminated, commencing on the first of such dates to occur after the date hereof.

                  (c) The Company shall pay (without duplication of any other fee payable under this Section 6.05) to Chase, for its own account, fees in the amounts and on the dates separately agreed to by the Company and Chase.

                  (d) The Company shall (without duplication of any other fee payable under this Section 6.05) pay to the Administrative Agent, for its own amount, fees in the amounts and on the dates separately agreed to by the Company and the Administrative Agent.

                  SECTION VI.06. Computation of Interest and Fees. (a) Interest based on the Eurodollar Rate, the Eurocurrency Rate or (when it is based on the Federal Funds Effective Rate) the Base Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; and facility fees and interest (other than as specified above) shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of each determination of a Eurodollar Rate or a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective provided that such change becomes effective prior to 5:00 p.m., New York City time, on such day. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change in the Base Rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of a Borrower or any Lender, deliver to such Borrower or such Lender a statement showing in reasonable detail the quotations and calculations used by the Administrative Agent in determining any interest rate pursuant to Section 6.01(a) or (c).

                  (c) (i) If any Domestic Reference Lender shall for any reason no longer have a Revolving Credit Commitment or any Revolving Credit Loans, such Domestic Reference Lender shall thereupon cease to be a Domestic Reference Lender, and if, as a result, there shall only be one Domestic Reference Lender remaining (at any time after the Syndication Date), the Administrative Agent (after consultation with the Company and the Lenders) shall, by notice to the Company and the Lenders, designate another Lender as a Domestic Reference Lender so that there shall at all times be at least two Domestic Reference Lenders.

                   (ii) If any Multicurrency Reference Lender shall for any reason no longer have a Multicurrency Commitment or any Multicurrency Loans, such Multicurrency Reference Lender shall thereupon cease to be a Multicurrency Reference Lender, and if, as a result, there shall only be one Multicurrency Reference Lender remaining (at any time after the Syndication Date), the Administrative Agent (after consultation with the Company and the Lenders) shall, by notice to the Company and the Lenders, designate another Multicurrency Lender as a Multicurrency Reference Lender so that there shall at all times be at least two Multicurrency Reference Lenders.

                  (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of Section 6.07, be determined on the basis of the quotations of the remaining applicable Reference Lenders or Reference Lender, as applicable.

                  SECTION VI.07. Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                           (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market generally, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the Eurocurrency Rate with respect to the currency in which a Loan or a requested Loan is denominated (the "Affected Currency"), as the case may be, for such Interest Period, or

                           (b) the Administrative Agent has received notice from the Required Lenders or the Majority Multicurrency Lenders, as the case may be, that the Eurodollar Rate or Eurocurrency Rate, as the case may be, determined or to be determined with respect to the Affected Currency for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining their Eurodollar Loans or Multicurrency Loans, as the case may be, during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Company and the Lenders as soon as practicable thereafter. If such notice is given (i) any Eurodollar Loans or Multicurrency Loans, as the case may be, requested to be made on the first day of such Interest Period shall be made as Base Rate Loans in U.S. Dollars, (ii) any Revolving Credit Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans, (iii) any outstanding Eurodollar Loans shall be converted on the first day of such Interest Period to Base Rate Loans and (iv) any Multicurrency Loans to which such Interest Period relates shall be repaid on the first day of such Interest Period. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans or Multicurrency Loans shall be made or continued as such, nor shall the Company have the right to convert Base Rate Loans to Eurodollar Loans, as the case may be, provided that Loans may continue to be made, converted or continued, as the case may be, in U.S. Dollars or Available Foreign Currencies other than the Affected Currency.

                  SECTION VI.08. Pro Rata Treatment and Payments. (a) (i) Except as provided in Section 2.05, each borrowing of Revolving Credit Loans by the Company from the Lenders hereunder shall be made pro rata according to the Funding Commitment Percentages of the Lenders in effect on the date of such borrowing. Each payment by the Company on account of any facility fee hereunder shall be allocated by the Administrative Agent among the Lenders in accordance with the respective amounts which such Lenders are entitled to receive pursuant to Section 6.05(a). Any reduction of the Revolving Credit Commitments of the Lenders shall be allocated by the Administrative Agent among the Lenders pro rata according to the Revolving Credit Commitment Percentages of the Lenders. Except as provided in Section 2.05, each payment (other than any optional prepayment) by the Company on account of principal of the Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective principal amounts thereof then due and owing to each Revolving Credit Lender. Each optional prepayment by the Company on account of principal of or interest on the Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts thereof.

                  (ii) Each borrowing by the Company of Term Loans hereunder, each payment by the Company on account of any commitment fee and any reduction of the Term Loan Commitments of the Lenders shall be made pro rata according to the respective Tranche A Term Loan Percentages, Tranche B Term Loan Percentages or Interim Term Loan Percentages, as the case may be, of the relevant Lenders. Each payment (including each prepayment) by the Company on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders (except as otherwise provided in Section 6.08(b)). The amount of each principal prepayment of the Tranche A Term Loans, Tranche B Term Loans and Interim Term Loans, as the case may be, shall be applied to reduce the installments thereof pro rata based upon the then remaining principal amount thereof. Amounts prepaid on account of the Term Loans may not be reborrowed.

                  (iii) All payments (including prepayments) to be made by the Company hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 14.02, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

                  (iv) Each borrowing of Multicurrency Loans by any Borrower shall be made, and any reduction of the Multicurrency Commitments shall be allocated by the Administrative Agent, pro rata according to the Multicurrency Commitment Percentages of the Multicurrency Lenders in effect on the date of such Loans or reductions. Each payment (including each prepayment) by a Borrower on account of principal of and interest on Multicurrency Loans shall be allocated by the Administrative Agent pro rata according to the respective principal amounts of the Multicurrency Loans then due and owing by such Borrower to each Multicurrency Lender.

                  (v) All payments (including prepayments) to be made by a Borrower on account of Multicurrency Loans hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, London time, on the due date thereof to the Administrative Agent, for the account of the Multicurrency Lenders, at the payment office for the currency of such Multicurrency Loans specified from time to time by the Administrative Agent by notice to the Multicurrency Lenders, in the currency of such Multicurrency Loans and in immediately available funds. The Administrative Agent shall distribute such payments to the Multicurrency Lenders entitled to receive the same promptly upon receipt in like funds as received.

                  (vi) If any payment hereunder (other than payments on the Eurodollar Loans or the Multicurrency Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan or a Multicurrency Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Notwithstanding anything to the contrary in Sections 6.04 or 6.08, (i) all optional prepayments and mandatory prepayments of the Term Loans shall be applied first to the Interim Term Loans, and after repayment in full of the Interim Term Loans, to prepay the Tranche A Term Loans and Tranche B Term Loans ratably and (ii) so long as any Tranche A Term Loans are outstanding, each Tranche B Term Loan Lender may, at its option, decline any optional prepayment or mandatory payment applicable to the Tranche B Term Loans of such Lender; accordingly, with respect to the amount of any optional prepayment or mandatory prepayment described in Section 6.04 that is allocated to Tranche B Term Loans (such amounts, the "Tranche B Prepayment Amount"), at any time when Tranche A Term Loans remain outstanding, the Company will, (i) in the case of any optional prepayment which the Company wishes to make, not later than 10 Business Days prior to the date on which the Company wishes to make such optional prepayment, and (ii) in the case of any mandatory prepayment required to be made pursuant to Section 6.04, in lieu of applying such amount to the prepayment of Tranche B Term Loans, as provided in paragraph Section 6.04, on the date specified in Section 6.04 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche B Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as practicable after receiving such notice from the Company, the Administrative Agent will send to each Tranche B Lender a Prepayment Option Notice, which shall be in the form of Exhibit K, and shall include an offer by the Company to prepay on the date (each a "Prepayment Date") that is 5 Business Days after the date of the Prepayment Option Notice, the Tranche B Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans. On the Prepayment Date, (i) the Company shall pay to the Administrative Agent the aggregate amount necessary to prepay that portion of the outstanding Tranche B Term Loans in respect of which Tranche B Lenders have accepted prepayment as described above (such Lenders, the "Accepting Lenders"), and such amount shall be applied to prepay the Tranche B Term Loans of each Accepting Lender and (ii) the Company shall pay to the Administrative Agent an amount equal to the portion of the Tranche B Prepayment Amount not accepted by the Accepting Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans.

                  (c) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to the

Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate per annum equal to (i) the daily average Federal Funds Effective Rate (in the case of a borrowing of Revolving Credit Loans or Term Loans) and (ii) the Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Multicurrency Loans), in each case for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the applicable Borrower shall repay such Lender's share of such borrowing (together with interest thereon from the date such amount was made available to such Borrower (i) at the rate per annum applicable to Base Rate Loans hereunder (in the case of a borrowing of Revolving Credit Loans or Term Loans) or (ii) the Administrative Agent's reasonable estimate of its average daily cost of funds plus the Applicable Margin applicable to Multicurrency Loans (in the case of a borrowing of Multicurrency Loans)) to the Administrative Agent not later than three Business Days after receipt of written notice from the Administrative Agent specifying such Lender's share of such borrowing that was not made available to the Administrative Agent.

                  SECTION VI.09. Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans or Multicurrency Loans, as the case may be, as contemplated by this Agreement, (a) such Lender shall immediately notify the Company and the Agent, (b) the commitment of such Lender hereunder to make Eurodollar Loans or Multicurrency Loans, as the case may be, continue Eurodollar Loans or Multicurrency Loans, as the case may be, as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain the affected Loans, (c) as applicable, such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Eurodollar Loans or within such earlier period as may be required by law and (d) as applicable, such Lender's Multicurrency Loans shall be prepaid on the last day of the then current Interest Period with respect thereto. If any such conversion of a Eurodollar Loan or a Multicurrency Loan, as the case may be, occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to such Lender such amounts, if any, as may be required pursuant to Section 6.12.

                  SECTION .10. Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, made subsequent to the date hereof:

                      (i) shall subject such Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Eurodollar Loan made by it or any Multicurrency Loan made by it or its obligation to make any Eurodollar Loan or Multicurrency Loan or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 6.11 and changes in rate of tax on the overall net income of such Lender);

                     (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or the Eurocurrency Rate hereunder, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

                    (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or Multicurrency Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the applicable Borrower shall promptly pay such Lender, upon its demand, any additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it becomes so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Company (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Company (with a copy to the Administrative Agent) of a prompt written request therefor, the Company shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) No Lender shall be entitled to compensation under this
Section 6.10 for any costs incurred or reductions suffered with respect to any date that it has such costs unless it shall have notified the Company that it will demand compensation for such costs or reductions under paragraph (a) or (b) above, not more than 120 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions; provided that the foregoing shall in no way operate in derogation of the undertaking contained in the penultimate sentence of this paragraph (c). Notwithstanding any other provision of this Section 6.10, no Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. In the event that any Lender determines that any event or circumstances that will lead to a claim under this Section
6.10 has occurred or will occur, such Lender will use its best efforts to so notify the Company; provided, that any failure to provide such notice shall in no way impair the rights of any Lender to demand and receive compensation under this Section 6.10, but without prejudice to any claims of the Company for compensation for actual damages sustained as a result of any failure to observe this undertaking. The agreements of this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  SECTION .11. Taxes. (a) All payments of principal and interest made by the Borrowers under this Agreement and any Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates and in the amounts specified in this Agreement, provided, however, that
(i) the Company shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section, and (ii) a Foreign Subsidiary Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of paragraph (c) of this Section. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If a Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

                      (i) at least five Business Days before the date of the initial payment to be made by the Company under this Agreement to such Lender, deliver to the Company and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                     (ii) deliver to the Company and the Administrative Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Administrative Agent and the Company;

                    (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent; and

                     (iv) file amendments to such forms as and when required;

and each Lender (or Transferee) that is incorporated or organized under the laws of the United States of America or a State thereof shall provide two properly completed and duly executed copies of Form W-9, or successor applicable form, at the times specified for delivery of forms under paragraph (b)(i) of this Section, in each case unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent; provided, however, that the Company may rely upon such forms provided to the Company for all periods prior to the occurrence of such event. Each Person that shall become a Lender or a Participant pursuant to Section 14.06 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of such Participant, the obligations of such Participant pursuant to this Section 6.11(b) shall be determined as if such Participant were a Lender, except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

                  (c) Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, within a reasonable period of time after such request, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such

Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, provided that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

                  (d) No Lender shall be entitled to payment under this Section
6.11 unless it shall have notified the applicable Borrower that it will demand such payment not more than 120 days after the date on which it shall become aware that it was entitled to such payment provided that such notice requirement shall in no way operate in derogation of the undertaking contained in the second following sentence of this Section 6.11(d). Notwithstanding any other provision of this Section 6.11, no Lender shall demand any payment under this Section 6.11 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. In the event that any Lender determines that any event or circumstance that will lead to a claim by it under this Section 6.11 has occurred or will occur, such Lender will use its best efforts to so notify the Company provided that any failure to provide such notice shall in no way impair the rights of any Lender to demand and receive compensation under this Section 6.11, but without prejudice to any claims of the Company for failure to observe this undertaking.

                  SECTION .12. Indemnity. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan or Multicurrency Loan, (b) default by such Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or Multicurrency Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making by such Borrower of a prepayment of Eurodollar Loans or Multicurrency Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. All payments required to be made by any Borrower to any Lender under this Section 6.12 shall be made no later than 30 days after receipt by such Borrower of a written notice from such Lender setting forth in reasonable detail the basis upon which such Lender is entitled to receive such payments. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  SECTION .13. Use of Proceeds. The proceeds of the Revolving Credit Loans and Multicurrency Loans shall be used (a) to refinance the Existing Credit Agreement, (b) to pay fees and expenses incurred by the Borrowers in connection with this Agreement and (c) for working capital and other general corporate purposes of the Borrowers and their Subsidiaries, including investments and acquisitions. The proceeds of the Term Loans shall be used in accordance with Schedule 6.13 (a) to finance the acquisition of the Target Shares, (b) to refinance existing indebtedness of the Target and (c) to pay fees and expenses incurred in connection with the Tender Offer and this Agreement.

                  SECTION .14. Change of Lending Office; Replacement of Lenders.
(a) Each Lender agrees that if it makes any demand for payment under Section
6.10 or 6.11, or if any adoption or change of the type described in Section 6.09 shall occur with respect to it, it shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrowers to make payments under Section 6.10 or 6.11, or would eliminate or reduce the effect of any adoption or change described in Section 6.09.

                  (b) If at any time Lender makes any demand for payment under
Section 6.10 or 6.11 as a result of any condition described in any such Section, then the Borrowers may, if such condition continues to exist after such Lender shall have used reasonable efforts pursuant to paragraph (a) of this Section
6.14 and on 10 Business Days' prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall) assign pursuant to Section 14.06(c) all of its rights and obligations under this Agreement to another Lender or other bank or financial institution selected by the Company and acceptable to the Administrative Agent for a purchase price equal to the outstanding principal amount of all Loans, accrued interest, fees and other amounts owing to such Lender; provided that (i) the Borrowers shall have no right to replace the Administrative Agent, (ii) neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other bank or financial institution,
(iii) such replacement must take place no later than 180 days after such Lender shall have made any such demand for payment, (iv) in no event shall any Lender hereby replaced be required to pay or surrender to such replacement Lender or other bank or financial institution any of the fees received by such Lender pursuant to this Agreement, (v) the Borrowers shall pay such amounts demanded under Section 6.10 or 6.11 to such Lender, together with any amounts as may be required pursuant to Section 6.12, prior to such Lender being replaced and the payment of such amounts shall be a condition to the replacement of such Lender and (vi) such Lender shall not be required to pay any fees required by Section 14.06(e) in connection with such replacement, which fees shall be paid by the Company.

                  ARTICLE VII. REPRESENTATIONS AND WARRANTIES

                  Each of the Company and the Foreign Subsidiary Borrowers (insofar as the representations and warranties set forth below relate respectively to such Foreign Subsidiary Borrower) represents and warrants to the Administrative Agent and each Lender that:

                  SECTION VII.01. Financial Condition. (a) The consolidated balance sheets of the Company and its consolidated Subsidiaries as at December 31, 1995 and December 31, 1996, respectively, and the related consolidated statements of earnings, cash flows and shareholders' equity for the fiscal years ended on such dates, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to each Lender, are complete and correct in all material respects and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1997 and the related unaudited consolidated statements of earnings and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries (taken as a whole) had, at the date of the most recent balance sheet referred to above, any material Guaranty, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from December 31, 1996 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 31, 1996, other than any such sale, transfer or other disposition or purchase or acquisition that would have been permitted by this Agreement if this Agreement had been in effect at all times during such period.

                  (b) The unaudited pro forma consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1997 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Acquisition,
(ii) the Loans to be made hereunder and the use of proceeds thereof and (iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Company as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of the Company and its consolidated Subsidiaries as at June 30, 1997, assuming that the events specified in the preceding sentence had actually occurred at such date.

                  (c) The consolidated balance sheets of the Target and its consolidated Subsidiaries as at December 31, 1995 and December 31, 1996, respectively, and the related consolidated statements of earnings, cash flows and shareholders' equity for the fiscal years ended on such dates, reported on by KPMG Audit plc, copies of which have heretofore been furnished to each Lender, are, to the best of the Company's knowledge, complete and correct in all material respects and, to the best of the Company's knowledge, present fairly the consolidated financial condition of the Target and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of the Target and its consolidated Subsidiaries as at June 30, 1997 and the related unaudited consolidated statements of earnings and of cash flows for the six-month period ended on such date, copies of which have heretofore been furnished to each Lender, are, to the best of the Company's knowledge, complete and correct and, to the best of the company's knowledge, present fairly the consolidated financial condition of the Target and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments).

                  SECTION VII.02. No Change. Since December 31, 1996, (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, except as disclosed in the Company's Annual Report on Form 10-K/A for fiscal year 1996 and (b) to the best of the Company's knowledge, there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, operations, property, condition (material or otherwise) or prospects of the Target and its Subsidiaries taken as a whole.

                  SECTION VII.03. Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization except to the extent that, with respect to those Subsidiaries that are not Borrowers hereunder, the lack of such organization, existence or good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged except to the extent that, with respect to those Subsidiaries that are not Borrowers hereunder, the lack of such power, authority or legal right could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

              SECTION VII.04. Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate or other power and authority; and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and, in the case of each Borrower, to borrow hereunder and has taken all necessary corporate or other action to authorize the borrowings on the terms and conditions of this Agreement and the Notes to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. Each of the Company and U.K. Acquisition II has the corporate power and authority, and the legal right, to consummate the Transactions. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Company or any of its Subsidiaries in connection with the borrowings hereunder of the consummation of the Transactions or, with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party, except for consents, filings, authorizations or approvals which have been obtained and are in full force and effect, and except for (i) any such approvals which will be set forth in the Offer Documents as conditions to the Tender Offer and (ii) other approvals the failure to obtain which could not reasonably be expected to have a Material Adverse Effect. This Agreement has been, and each other Loan Document has been or when executed pursuant hereto will be, duly executed and delivered on behalf of each of the applicable Loan Parties. This Agreement and each other Loan Document to which a Loan Party is a party constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing.

                  SECTION VII.05. No Legal Bar. The execution, delivery and performance of the Loan Documents, the borrowings hereunder, the use of the proceeds thereof and the consummation of the Transactions will not violate any Requirement of Law or Contractual Obligation of the Company or of any of its Subsidiaries, other than any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except Liens created pursuant to the Loan Documents and any Lien which could not reasonably be expected to have a Material Adverse Effect.

                  SECTION VII.06. No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents, the Transactions or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

                  SECTION VII.07. No Default. Neither the Company nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  SECTION VII.08. Ownership of Property; Liens. Each of the Company and its

Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by Section 10.04.

                  SECTION VII.09. Intellectual Property. Each of the Company its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim which, in the aggregate, could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.


                  SECTION .10. No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                  SECTION .11. Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all U.S. tax returns and all other material tax returns which, to the knowledge of the Borrowers, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) with respect to which the failure to pay, in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

                  SECTION .12. Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G and Regulation U of the Board of Governors of the United States Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors (including but not limited to the provisions of Regulation G, Regulation U and Regulation
X) or any similar rule of any other Governmental Authority. If any Borrower is requested by any Lender or the Administrative Agent, such Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of Form FR U-1 or FR G-3 referred to in said Regulation U and Regulation G, respectively.

                  SECTION .13. ERISA. Neither a Reportable Event nor an Accumulated Funding Deficiency has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate with all other Single Employer Plans under which such accrued benefits exceed such assets. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan during the five-year period prior to the date on which this representation is made or deemed made which could, in the aggregate with other such withdrawals during such period, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or is Insolvent.

                  SECTION .14. Investment Company Act; Other Regulations. No Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to any law or regulation which limits its ability to incur the Indebtedness to be incurred by it under the Loan Documents.

                  SECTION .15. Subsidiaries. As of the date hereof, the Company has no Subsidiaries except those Subsidiaries identified on Schedule II to this Agreement.

                  SECTION .16. Environmental Matters. (a) The facilities and properties owned, leased or operated by the Company and/or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "Business") which could materially interfere with the continued operation of the Properties or materially impair the aggregate fair saleable value of the Properties.

                  (c) Neither the Company nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

                  (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability on the part of the Company or any Subsidiary under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  SECTION .17. Accuracy and Completeness of Information. All information heretofore furnished by each Loan Party to the Lenders for purposes of or in connection with this Agreement does not, and all such information hereafter furnished by such Loan Party to any Lender for purposes of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made or to be made, in the light of the circumstances under which they were or will be made, not misleading. Prior to the date hereof, the Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect (to the extent the Company can as of the date hereof reasonably foresee), the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of any Loan Party to perform its obligations under the Loan Documents. It is understood that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (a) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Company and (b) such assumptions were believed by such management to be reasonable. It is further understood that the foregoing statements in this
Section 7.17, to the extent they refer to information in respect of the Target, are made to the best of the Company's knowledge.

                  SECTION .18. Other Unsecured Indebtedness. The obligations of each of the Borrowers under this Agreement and the Notes and the other Loan Documents rank at least pari passu in right of payment with all other unsubordinated Indebtedness of such Borrowers.

                  SECTION .19. Foreign Subsidiary Borrowers. (a) Each Foreign Subsidiary Borrower will be a direct or indirect, Wholly Owned Subsidiary of the Company (or, with the consent of the Majority Multicurrency Lenders, which consent shall not be unreasonably withheld, a direct or indirect, majority-owned Subsidiary of the Company); and

                  (b) Each Foreign Subsidiary Borrower will have, upon becoming a party hereto, full right and authority to enter into this Agreement and each other Loan Document to which it is a party, and to perform all of its obligations under this and each other Loan Document to which it is a party; all of the foregoing actions will have been, prior to any request for Loans by such Borrower, duly authorized by all necessary action on the part of such Borrower; and when such Foreign Subsidiary Borrower becomes a party hereto, this Agreement and each other Loan Document to which it is a party will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as such terms may be limited by the application of bankruptcy, moratorium, insolvency and similar laws affecting the rights of creditors generally and by equitable principles affecting the availability of specific performance and other remedies.

                  SECTION .20. Security Documents. Each Security Document, when executed and delivered by the Loan Party which is a party thereto, will be effective to create in favor of the Administrative Agent (or the Trustee, as the case may be), for the benefit of the Lenders (and, as the case may be, the holders of the Existing Public Securities), a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When the actions described in Schedule 7.20 in respect of each Security Document have been taken, the Security Documents shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Secured Obligations, in each case prior and superior in right to any other Person.

                  SECTION .21. Solvency. Each Loan Party is, and after giving effect to the Acquisition and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

                       ARTICLE VIII. CONDITIONS PRECEDENT

                  SECTION VIII.01. Conditions to Effective Date. The Agreement shall become effective on the date of the satisfaction of the conditions precedent set forth in this Section 8.01 (the date on which such conditions are satisfied, the "Effective Date"):

                  (a) Credit Agreement. The Administrative Agent shall have received this Agreement, executed and delivered by a duly authorized officer (or a duly authorized representative) of the Company and each Foreign Subsidiary Borrower that is a party hereto on the Effective Date, with a counterpart or copy for each Lender.

                  (b) Corporate Proceedings. The Administrative Agent shall have received, with a counterpart or copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Company and each other Borrower that is a party hereto on the Effective Date, authorizing (i) the execution, delivery and performance by it of this Agreement and the Loan Documents to which it is a party and (ii) the borrowings by it contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Company or such other Borrower, as the case may be, as of the Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (c) Incumbency Certificate. The Administrative Agent shall have received, with a counterpart or copy for each Lender, a certificate of the Company, dated the Effective Date, as to the incumbency and signature of the officers or representatives of each Borrower executing any Loan Document on the Effective Date, satisfactory in form and substance to the Administrative Agent, executed by any of the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or the Controller of the Company and the Secretary or any Assistant Secretary (or a duly authorized representative, if such representative is also a duly authorized officer of the Company or otherwise authorized by the Company) of the Company.

                  (d) Corporate Documents. The Administrative Agent shall have received, with a counterpart or copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of the Company and each other Borrower that is a party hereto on the Effective Date, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of the Company or such other Borrower, as the case may be.

                  (e) Approvals. All governmental and third party approvals necessary in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect (other than (i) any such approvals which will be set forth in the Offer Documents as conditions to the Tender Offer and (ii) other approvals the failure to obtain which could not reasonably be expected to have a Material Adverse Effect). The Administrative Agent shall have received a certificate of a Responsible Officer of the Company to the foregoing effect, to which shall be attached copies of any such approvals theretofore obtained.

                  (f) Related Agreements. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Company, of the Indenture.

                  (g) Fees. The Administrative Agent shall have received all fees to be received by the Administrative Agent or Chase on or prior to the Effective Date in connection with this Agreement.

                  (h) Legal Opinions. The Administrative Agent shall have received the executed legal opinions of (i) Diane L. Kaye, Esq., General Counsel of the Company and (ii) Cleary Gottlieb Steen & Hamilton, counsel to the Company, each given upon the express instructions of the Company, substantially in the forms of Exhibits H-1 and H-2, respectively.

After the document delivery conditions set forth above in this Section have been satisfied, the Administrative Agent will, at the request of the Company, provide to the Company written confirmation that such conditions have been satisfied.

                  SECTION VIII.02. Conditions to Initial Revolving Credit Funding Date. The obligation of each Lender to make its initial Revolving Credit Loan and/or Multicurrency Loan is subject to the satisfaction of the following conditions precedent on the date of such Loans, which date shall in any event be on or after the Effective Date and on or prior to the last day of the Term Loan Commitment Period (the date on which such conditions are satisfied, the "Initial Revolving Credit Funding Date"):

                  (a) Existing Credit Agreement. All loans, accrued interest, fees and any other amounts owing to the respective lenders and agents under the Existing Credit Agreement shall have been paid in full, and the commitments to make loans thereunder shall have been cancelled.

                  (b) Security Documents and Subsidiary Guarantee. The Administrative Agent shall have received (i) the Domestic Subsidiary Guarantee, executed and delivered by a duly authorized officer of each guarantor party thereto and (ii) each of the Security Documents (other than the U.K. Acquisition II Share Mortgage), executed and delivered by a duly authorized officer of each party thereto.

                  (c) Perfection Actions. The perfection actions specified in
         Schedule 7.20 in respect of each of the Security Documents (other than the UK Acquisition II Share Mortgage) shall have been completed (other than any such action which can not be taken until the applicable Collateral exists or until the initial Revolving Credit Loans are made, as the case may be).

                  (d) Legal Opinions. The Administrative Agent shall have received the executed legal opinions of (i) Diane L. Kaye, Esq., General Counsel of the Company and (ii)

         Cleary Gottlieb Steen & Hamilton, counsel to the Company, substantially in the forms of Exhibits H-3 and H-4 respectively, and (iii) the legal opinion of local counsel in such jurisdictions as the Administrative Agent shall reasonably request, substantially in the form of Exhibit H-5, in each case given upon the express instructions of the Company.

                  (e) Representations and Warranties. The representations and warranties contained in Sections 7.03, 7.04, 7.05, 7.12, 7.14 and 7.20 shall be true and correct in all material respects as if made on and as of such date.

                  (f) No Default. No Default or Event of Default shall have occurred and be continuing under (i) paragraph (a) of Article XII or
         (ii) paragraph (f) of Article XII (only to extent such paragraph (f) relates to the Company or U.K. Acquisition II).

                  (g) Illegality. (i) The borrowings hereunder and the use of the proceeds thereof shall not violate any Requirement of Law of the United States or the United Kingdom applicable to the Borrowers and
         (ii) the making of such Loans shall not violate any Requirement of Law of the United States or the United Kingdom applicable to the Lenders.

                  (h) Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer to the effect set forth in paragraphs (e), (f) and (g)(i) above.

After the document delivery conditions set forth above in this Section have been satisfied, the Administrative Agent will, at the request of the Company, provide to the Company written confirmation that such conditions have been satisfied.

It is understood that the Initial Revolving Credit Funding Date may occur prior to, or contemporaneously with, the Initial Term Loan Funding Date.

                  SECTION VIII.03. Conditions to Initial Term Loan Funding Date. The obligation of each Lender to make its Initial Term Loan is subject to the satisfaction of the following conditions precedent on the date of such Term Loans, which date shall in any event be on or after the Initial Revolving Credit Funding Date and on or prior to the last day of the Term Loan Commitment Period (the date on which such conditions are satisfied, the "Initial Term Loan Funding Date"):

                  (a) Offer Documents; Terms of Tender Offer. The terms of the Tender Offer as set forth in the Press Release shall have been approved by the Administrative Agent prior to the public announcement thereof by U.K. Acquisition II. The Administrative Agent shall have received copies of the Offer Documents, and of all other documents and materials filed or released publicly by the Company or U.K. Acquisition II in connection with the Tender Offer, certified as true and correct copies thereof as of the Initial Term Loan Funding Date by a Responsible Officer of the Company, and the conditions set forth in such documents shall conform to the conditions set forth in the Press Release as approved by the Administrative Agent prior to the release thereof.

                  (b) The Tender Offer. The Tender Offer shall have been declared fully unconditional on behalf of U.K. Acquisition II, without any amendment, supplement, modification or waiver of the terms thereof contained in the Press Release not consented to by the Required Lenders, other than (i) any amendments, supplements, modifications or waivers which in the aggregate are not material and (ii) any waiver of the conditions contained in the Press Release, relating to matters other than aggregate purchase price and minimum acceptance conditions, that is required by the Panel.

                  (c) Legal Opinion. The Administrative Agent shall have received:

                           (i) the executed legal opinion of Clifford Chance,
                  special English counsel to the Administrative Agent, in respect of the U.K. Acquisition I Share Mortgage and matters related thereto;

                           (ii) the executed legal opinion of Clifford Chance,
                  special Netherlands counsel to the Administrative Agent, in respect of the Netherlands Pledge Agreements and matters related thereto.

                  (d) Representations and Warranties. The representations and warranties contained in Sections 7.03, 7.04, 7.05, 7.12, 7.14 and 7.20 shall be true and correct in all material respects as if made on and as of such date.

                  (e) No Default. No Default or Event of Default shall have occurred and be continuing under (i) paragraph (a) of Article XII or
         (ii) paragraph (f) of Article XII (only to extent such paragraph (f) relates to the Company or U.K. Acquisition II).

                  (f) Illegality. (i) The borrowings hereunder and the use of the proceeds thereof shall not violate any Requirement of Law of the United States or the United Kingdom applicable to the Borrowers and
         (ii) the making of such Loans shall not violate any Requirement of Law of the United States or the United Kingdom applicable to the Lenders.

                  (g) No Injunction, etc. There shall not be in effect any injunction or restraining order of any Governmental Authority having jurisdiction to issue such injunction or restraining order prohibiting the making of the Term Loans made on such date, the use of the proceeds thereof or the consummation of the Tender Offer or the Acquisition.

                  (h) Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer to the effect set forth in paragraphs (d), (e), (f)(i) and (g) above.

                  (i) Senior Subordinated Bridge Loans. Except to the extent that the Company terminates or reduces the Senior Subordinated Bridge Loan Commitments as provided in clauses (i) and (ii) of the proviso to
         Section 6.04(d), the Company shall have received at least $500,000,000 in cash proceeds from the issuance of the Senior Subordinated Bridge Loans pursuant to the Senior Subordinated Loan Documentation.

                  (j) Related Agreements. The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, with a copy for each Lender, true and correct copies, certified as to authenticity by the Company, of the Senior Subordinated Loan Documentation.

It is understood that the Initial Term Loan Funding Date may occur contemporaneously with, or subsequent to, the Initial Revolving Credit Funding Date.

                  SECTION VIII.04. Conditions to each Term Loan after Initial Term Loan Funding Date. The obligation of each Lender to make each Term Loan to be made by it after the Initial Term Loans is subject to the satisfaction of the following conditions precedent on the date of such Term Loans:

                  (a) Representations and Warranties. The representations and warranties contained in Sections 7.03, 7.04, 7.05, 7.12, 7.14 and 7.20 shall be true and correct in all material respects as if made on and as of such date.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing under (i) paragraph (a) of Article XII or
         (ii) paragraph (f) of Article XII (only to extent such paragraph (f) relates to the Company or U.K. Acquisition II).

                  (c) Illegality. (i) The borrowings hereunder and the use of the proceeds thereof shall not violate any Requirement of Law of the United States or the United Kingdom applicable to the Borrowers and
         (ii) the making of such Loans shall not violate any Requirement of Law of the United States or the United Kingdom applicable to the Lenders.

                  (d) No Injunction, etc. There shall not be in effect any injunction or restraining order of any Governmental Authority having jurisdiction to issue such injunction or restraining order prohibiting the making of the Term Loans made on such date, the use of the proceeds thereof or the consummation of the Tender Offer or the Acquisition.

Each borrowing of Term Loans shall constitute a representation and warranty by the Company as of the date of such Term Loans that the conditions contained in this Section 8.04 (other than paragraph (c)(ii)) have been satisfied.

                  SECTION VIII.05. Conditions to each Revolving Credit and Multicurrency Loan after Initial Revolving Credit Funding Date. The obligation of each Lender to make any Revolving Credit Loan and Multicurrency Loan requested to be made by it on any date (other than the Revolving Credit Loans and Multicurrency Loans made on the Initial Revolving Credit Funding Date in an amount sufficient to repay all amounts outstanding under the Existing Credit Agreement) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Company and other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except if such representation or warranty relates to an earlier date or refers to Schedules, in which case such representation and warranty shall be true and correct in all material respects on such earlier date and after giving effect to any amendments of such Schedules.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                  (c) Foreign Subsidiary Opinion. If such Loan is the initial Loan to a Foreign Subsidiary Borrower, the Administrative Agent shall have received a Foreign Subsidiary Opinion in respect of such Foreign Subsidiary Borrower.

                  (d) Corporate Proceedings. If such Loan is the initial Loan to a Foreign Subsidiary Borrower, the Administrative Agent shall have received, with a counterpart for each Lender, if applicable, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of such Borrower authorizing (i) the execution, delivery and performance by it of this Agreement and the Loan Documents to which it is a party and (ii) the borrowings by it contemplated hereunder, certified by the Secretary or an Assistant Secretary of such Borrower as of the date on which such Loan is requested to be made, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (e) Incumbency Certificate. If such Loan is the initial Loan to a Foreign Subsidiary Borrower, the Administrative Agent shall have received, with a counterpart for each Lender, a certificate of such Borrower, dated the date on which such Loan is requested to be made, as to the incumbency and signature of the officers or representatives of such Borrower executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by any Responsible Officer of such Borrower and the Secretary or any Assistant Secretary (or a duly authorized representative, if such representative is also a duty authorized officer of such Borrower or otherwise authorized by such Borrower).

                  (f) Corporate Documents. If such Loan is the initial Loan to a Foreign Subsidiary Borrower, the Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the organic documents of such Borrower, certified as of the date on which such Loan is required to be made as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of such Borrower.

                  (g) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing of Revolving Credit Loans or Multicurrency Loans (other than any such Loans made on the Initial Revolving Credit Funding Date, to the extent the proceeds thereof are used solely to repay amounts outstanding under the Existing Credit Agreement) by a Borrower hereunder shall constitute a representation and warranty by the Company and such Borrower as of the date of such Loan that the conditions contained in this Section 8.05 have been satisfied.


                      ARTICLE IX. AFFIRMATIVE COVENANTS

                  From and after the Initial Revolving Credit Funding Date, each of the Company and, to the extent the covenants set forth below relate thereto, each Foreign Subsidiary Borrower, hereby covenants and agrees that so long as any of the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Company or such Foreign Subsidiary Borrower, as applicable, will comply with the covenants set forth below in this Article IX:

                  SECTION IX.01. Financial Statements. The Company will furnish to each Lender:

                  (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without qualification or exception by independent public accountants of nationally recognized standing selected by the Company, it being understood and agreed that the delivery of the Company's Annual Report on Form 10-K for such fiscal year signed by a Responsible Officer will satisfy the requirement set forth in this clause; and

                  (b) as soon as available, but in any event within 60 days after the end of each of the first three quarterly periods of each fiscal year of the Company, a copy of the unaudited consolidated condensed balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated condensed statements of income and cash flows of the Company and its Subsidiaries for the portion of the fiscal year through such date, setting forth in each case in comparative form such figures for the previous year, certified by a Responsible Officer, it being understood and agreed that the delivery of the Company's Quarterly Report on Form 10-Q for the relevant fiscal quarter signed by a Responsible Officer will satisfy the requirement set forth in this clause;

all such financial statements to be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except for such changes in accounting principles as may be approved by such Responsible Officer and concurred in by the Company's independent public accountants and disclosed therein).

                  SECTION IX.02. Certificates; Other Information. The Company will furnish to each Lender:

                  (a) concurrently with each delivery of the financial statements referred to in Sections 9.01(a) and (b), a certificate of a Responsible Officer in the form of Exhibit F (i) stating that such officer has no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in reasonable detail the calculations supporting such statement in respect of Sections 10.01, 10.02 and 10.03;

                  (b) on or prior to February 28 of each year, a copy of the projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on a reasonable basis and in good faith, it being understood that no representation or warranty shall be deemed to be made concerning the projections and budgets and the assumptions on which they were based, except that as of the date on which such projections and budgets were generated, (a) they were based on the good faith assumptions of the management of the Company and (b) such assumptions were believed by such management to be reasonable;

                  (c) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its common or preferred stockholders as a class, and promptly after the same are filed, copies of all regular, periodic and special reports which the Company may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (d) if requested by the Administrative Agent or by any Lender through the Administrative Agent, promptly after the same is furnished to PBGC, copies of all information furnished by the Company, any Subsidiary or any Commonly Controlled Entity to PBGC, except, in each case, information furnished as to ordinary operational aspects of the business of the Company or any Subsidiary and not relating to any deviation by the Company or any Subsidiary from rules and regulations of PBGC; and

                  (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

                  SECTION IX.03. Accrual of Liabilities; Payment of Obligations. The Company will maintain, and cause each of its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of taxes and all other obligations, liabilities and claims and pay, discharge or otherwise satisfy, and cause each of its Subsidiaries to pay, discharge or otherwise satisfy, at or before their maturity or before they become delinquent, as the case may be, all obligations except (a) where the same are being contested in good faith by appropriate proceedings diligently pursued or (b) where the failure so to pay, discharge or otherwise satisfy obligations would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  SECTION IX.04. Maintenance of Corporate Existence; Maintenance of

Properties. The Company will (a) maintain its corporate existence, rights and franchises necessary to continue its business and the corporate existence, rights and franchises necessary to continue the business of each of its Subsidiaries, provided that the foregoing shall not be a limitation (i) on the right of the Company to discontinue any operations if in the opinion of the Company such discontinuance is in the best interest of the Company and would not materially affect the ability of the Company to pay its debts as they become due, (ii) on asset sales permitted under Section 10.08 and (iii) on the right of any Subsidiary of the Company to merge with or be liquidated into the Company or another Subsidiary of the Company if a Default does not then exist and would not result therefrom; and (b) maintain, and cause each Subsidiary to maintain, the properties which are used or useful in its respective operations in good working order and condition.

                  SECTION IX.05. Insurance. The Company will maintain, and cause each of its Subsidiaries to maintain, insurance with financially sound and reputable companies in such form and upon such terms and in such amounts and against such risks (including liability for bodily injury and property damage) and subject to such deductibles or retentions as in the reasonable opinion of the Company is available on commercially reasonable terms and will provide sound and reasonable protection for the Company's or such Subsidiary's assets and operations. At the Administrative Agent's request, the Company will furnish to the Administrative Agent (with copies for each Lender) certificates of insurance or other evidence that such insurance is being maintained.

                  SECTION IX.06. Notices. The Company will (a) promptly give notice in writing to the Administrative Agent (which shall promptly notify each Lender) of the occurrence of any Default or Event of Default under this Agreement, or of the commencement of (i) any material litigation or proceedings affecting the Company or any Subsidiary or (ii) any dispute between the Company or any Subsidiary and any Governmental Authority or any other party if such litigation, proceedings or dispute could reasonably be expected to result in a Material Adverse Effect; and (b) as soon as possible and in any event within 45 days after the Company knows or has reason to know that any Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to PBGC pursuant to the regulations issued under ERISA) has occurred with respect to any Single Employer Plan or that PBGC or any Borrower or any Commonly Controlled Entity has instituted or will institute proceedings under Title IV of ERISA to terminate any Single Employer Plan, deliver to the Administrative Agent (which shall promptly notify each Lender) a certificate of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action that the Company proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be. For all purposes of clause (b) of this Section 9.06, the Company shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of a Single Employer Plan.

                  SECTION IX.07. Compliance with Contractual Obligations and Laws. The Company will, and will cause each of its Subsidiaries to, comply with all provisions of any Contractual Obligation, applicable law, rule, regulation, order, writ, judgment, injunction, decree, award or ordinance to which it is subject, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  SECTION IX.08. Access to Books and Inspection. The Company shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and give the Administrative Agent and any reasonable number of representatives of the Lenders access, at the Company's principal office, upon reasonable notice during normal business hours to, and permit any such representatives to examine, copy or make excerpts from, any and all books, records and documents in the possession of the Company relating to its affairs and the affairs of the Subsidiaries, and to inspect any of the properties of the Company or the Subsidiaries. Notwithstanding any provision in this Section, the Company (i) shall be given a reasonable opportunity upon reasonable notice to have an officer or officers of the Company accompany any such representative during any such visit, and (ii) shall not be responsible for any expenses incurred by any such representative.

                  SECTION IX.09. Use of Proceeds. The Borrowers shall use the proceeds of the Loans for the purposes specified in Section 6.13.

                  SECTION .10. Environmental Laws. The Company will, and will cause each Subsidiary to, (a) comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that the failure to do so, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings is not reasonably likely to result in the payment of a Material Environmental Amount and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, investigation and laboratory fees, response costs, court costs, litigation expenses and reasonable attorneys' and consultants' fees, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in clause (c) of this Section shall survive repayment of the Notes and all other amounts payable hereunder.

                  SECTION  .11.  Additional Collateral and Guaranties.

                  (a) With respect to any new Subsidiary (other than an Excluded Foreign

Subsidiary) created or acquired after the Initial Revolving Credit Funding Date by the Company or any Domestic Subsidiary (which new Subsidiary, for the purposes of this paragraph (a), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary and, at the request of the Administrative Agent, shall also include any Foreign Subsidiary (other than any Excluded Foreign Subsidiary) of the Company or any Domestic Subsidiary which is in existence on the Initial Revolving Credit Funding Date but does not execute a Subsidiary Guarantee on the Initial Revolving Credit Funding Date), the Company or its Subsidiaries, as applicable, shall promptly (i) execute and deliver to the Trustee such amendments to the applicable Pledge Agreement, or such additional Pledge Agreement, as the Administrative Agent deems necessary or advisable in order to grant to the Trustee, as security for the Secured Obligations secured under such Pledge Agreement, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Subsidiaries (other than an Excluded Foreign Subsidiary), (ii) deliver to the Trustee the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such pledgor Subsidiary, as the case may be, or take such other perfection actions in respect of such Capital Stock as shall be reasonably requested by the Administrative Agent to perfect its security interest therein, (iii) cause such new Subsidiary (A) to become a party to the Security Agreement (if such Subsidiary is a Domestic Subsidiary) and a Subsidiary Guarantee and (B) to take such actions as shall be necessary or advisable to grant to the Trustee, as security for the Secured Obligations secured under the Security Agreement, a perfected first priority security interest in the Collateral described in the Security Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be reasonably requested by the Administrative Agent, and (iv) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (b) With respect to any new Excluded Foreign Subsidiary created or acquired after the Initial Revolving Credit Funding Date by the Company or any of its Domestic Subsidiaries, the Company or such Domestic Subsidiary, as applicable, shall promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the Pledge Agreement, or such other security documents, as the Administrative Agent deems necessary or advisable in order to grant to the Trustee, as security for the Secured Obligations secured under the Pledge Agreement, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Domestic Subsidiaries (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged), (ii) deliver to the Trustee the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such Subsidiary, as the case may be and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (c) Notwithstanding anything in this Section 9.11 to the contrary, (i) shares of the Capital Stock of Netherlands BV II and Netherlands BV IV shall not be required to be pledged hereunder, and shares of Capital Stock of any other Foreign Subsidiary shall not be required to be pledged hereunder to the extent that, in the good faith judgment of the Company, the pledging of such Capital Stock would result in adverse tax consequences to the Company or would be unlawful and (ii) so long as the Existing Accounts Receivable Financing Program is in effect, the Receivables Subsidiary shall not be required to become a party to a Subsidiary Guarantee or to create a security interest in any of its assets.

                  SECTION .12. Interest Rate Protection. The Company shall, within six months after the Initial Term Loan Funding Date, obtain interest rate protection in respect of the amount, if any, of the floating rate indebtedness of the Company and it Subsidiaries in excess of $1,000,000,000, for periods and pursuant to terms and conditions reasonably acceptable to the Administrative Agent.

                  SECTION .13. Consummation of Compulsory Acquisition. As promptly as reasonably practicable after the Initial Term Loan Funding Date, the Company shall cause U.K. Acquisition II to consummate the Compulsory Acquisition in respect of the Target Shares, and related Options, not already owned by U.K. Acquisition II.

                  SECTION .14. Capital Markets Transaction. The Company shall use its best efforts to consummate as promptly as practicable after the Effective Date one or more public offerings or private placements of debt or equity securities yielding net proceeds in an aggregate amount sufficient to prepay in full the Interim Term Loans.

                  SECTION .15. U.K. Acquisition I Corporate Documents. (a) As soon as practicable after the Initial Revolving Credit Funding Date, the Company shall deliver to the Administrative Agent, with a counterpart or copy for each Lender, the following documents, certified as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of U.K Acquisition I, in each case in form and substance satisfactory to the Administrative Agent:

                           (i) the statutory declaration of each member of the
                  Board of Directors of U.K. Acquisition I;

                           (ii) the auditor's report in respect of U.K.
                  Acquisition I;

                           (iii) the resolutions of the Board of Directors of
                  U.K. Acquisition I authorizing the execution, delivery and performance of the Loan Documents to which it is or is required to be a party (including a U.K. Acquisition I Guarantee in respect of all obligations of the Borrowers hereunder without limitation as to amount), certified by the Secretary or an Assistant Secretary of U.K. Acquisition I, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; and

                           (iv) such other documents as shall be required to
                  effect and evidence an exemption from the financial assistance requirements of Section 151 of the Companies Act.

                  (b) Promptly upon the completion of steps set forth in paragraph (a) above, the Company shall cause U.K. Acquisition I to (i) execute and deliver to the Administrative Agent the U.K. Acquisition I Guarantee and the U.K. Acquisition II Share Mortgage, (ii) deliver to the Trustee the certificates representing shares of Capital Stock of U.K. Acquisition II charged pursuant to the U.K. Acquisition II Share Mortgage, together with undated stock transfer forms in blank, executed and delivered by a duly authorized officer of U.K. Acquisition I, or take such other perfection actions in respect of such Capital Stock as shall be reasonably requested by the Administrative Agent to perfect its security interest therein and (iii) deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.


                          ARTICLE X. NEGATIVE COVENANTS

                  From and after the Initial Revolving Credit Funding Date, the Company hereby covenants and agrees that so long as any of the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Company will comply with the covenants set forth below in this Article X (provided, that from and after the Covenant Transition Date, the covenants set forth below in this
Article X will be deemed replaced by the covenants set forth in Annex B and cross references to Article X of the Credit Agreement contained in the Loan Documents will be modified accordingly):

                  SECTION X.01. Cash Flow Coverage. The Company will not permit the Cash Flow Coverage for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth below for such period:

                     Period                                Cash Flow Coverage
                     ------                                ------------------
            Initial Measurement Date -
            December 30, 1998                                  1.2 to 1.0

            December 31, 1998 and                              1.50 to 1.0
            thereafter

                  SECTION X.02. Consolidated Leverage Ratio. The Company will not permit the Consolidated Leverage Ratio at the last day of any fiscal quarter ending during any period set forth below to be greater than the ratio set forth below for such period:

        Period                                   Consolidated Leverage Ratio
        ------                                   ---------------------------
        Initial Measurement Date -                       5.25 to 1.0
        December 30, 1998

        December 31, 1998 -                              4.50 to 1.0
        December 30, 1999

        December 31, 1999 -                              4.00 to 1.0

        December 30, 2000

        December 31, 2000  and                           3.50 to 1.0
        thereafter


                  SECTION X.03. Maintenance of Consolidated Net Worth. The Company will not permit Consolidated Net Worth at any time to be less than $270,000,000.

                  SECTION X.04. Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, assume or incur or suffer to be created, assumed or incurred or to exist any Lien on any of its properties or assets, whether now owned or hereafter acquired, provided, however, that the foregoing restriction shall not apply to the following:

                  (a) Liens existing on the date of this Agreement and described on Schedule III, and Liens on assets of the Target and its Subsidiaries existing on the date of consummation of the Acquisition;

                  (b) Liens on property or assets of any corporation existing at the time such corporation becomes a Subsidiary and not created in contemplation thereof;

                  (c) Liens in favor of the Company or any Wholly Owned Subsidiary;

                  (d) Liens in favor of any Governmental Authority to secure progress, advance or other payments pursuant to any contract or provision of any statute;

                  (e) Liens (including, without limitation, the interest of the lessor under any capital lease) on property or assets existing at the time of the acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Indebtedness incurred prior to, at the time of, or within six months after, the acquisition or completion of such property or assets for the purpose of financing all or any part of the purchase price or construction cost thereof;

                  (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) through (e), inclusive; provided that (i) no such extension, renewal or replacement shall result in an increase in the liabilities secured thereby and (ii) such extension, renewal or replacement Lien shall be limited to all or a part of the same property that secured the Lien so extended, renewed or replaced (plus additions, accessions, replacements and improvements to such property);

                  (g) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP or in the case of a Subsidiary located outside the United States, general accounting principles in effect from time to time in their respective jurisdictions of incorporation;

                  (h) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (A) which are not overdue for a period of more than 60 days or (B) which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

                  (i) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not greater than $15,000,000 (to the extent the dollar values of such encumbrances are calculable) and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;

                  (j) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

                  (k) pledges or deposits in connection with workers' compensation, unemployment insurance and other social legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (l) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (m)  liens created pursuant to the Security Documents;

                  (n) other Liens incidental to the conduct of the Company's or any Subsidiary's business or the ownership of its property and assets that were incurred in connection with the borrowing of money or the obtaining of advances or credit or capital leases; provided, however, that the indebtedness secured thereby does not exceed in the aggregate for the Company and all Subsidiaries of the Company an amount equal to $50,000,000; and provided, further, that at no time shall the sum of
         (i) the Indebtedness secured by the Liens permitted under this Section 10.04(n) plus (ii) all other Indebtedness of the Company's Subsidiaries (other than Subsidiaries which are parties to a Subsidiary Guarantee) plus (iii) the aggregate amount of Secured Reimbursement Obligations be equal to or greater than forty percent (40%) of Consolidated Net Worth (determined as of the most recent fiscal quarter of the Company); and

                  (o) Liens granted by a special-purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its Subsidiaries to the extent such Liens are granted on such accounts receivable to secure the payment of indebtedness of such Wholly Owned Subsidiary.


                  SECTION X.05. Limitation on Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of any Loan Party pursuant to any Loan Document;

                  (b) Indebtedness of the Company to any Subsidiary and of any Subsidiary which is a party to a Subsidiary Guarantee to the Company or any other Subsidiary;

                  (c) (i) Indebtedness of the Special Purpose Subsidiaries described in Schedule 6.13, (ii) additional Indebtedness of Excluded Foreign Subsidiaries to the Company or any Subsidiary which is a party to a Subsidiary Guarantee in an aggregate principal amount not exceeding $100,000,000 at any time outstanding, (iii) Indebtedness of any Subsidiary which is not a party to a Subsidiary Guarantee owing to any other Subsidiary which is not a party to a Subsidiary Guarantee and
         (iv) Indebtedness in the form of any investment permitted by Section 10.11;

                  (d) Indebtedness of the Company having a weighted average life longer than the combined weighted average life of the Tranche A Term Loans and the Tranche B Term Loans and a final maturity after the final maturity of the Tranche B Term Loans, the proceeds of which are used to prepay the Term Loans;

                  (e) Subordinated Debt (i) incurred after the prepayment in full of the Interim Term Loans or (ii) the proceeds of which are used to prepay (A) the Interim Term Loans or, (B) so long as no Default or Event of Default is in existence, the Senior Subordinated Debt;

                  (f) Indebtedness secured by Liens permitted by Section 10.04(e), including capital lease obligations, in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof);

                  (g) Indebtedness outstanding on the date hereof and listed on
         Schedule IV and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof), and Indebtedness of the Target and its Subsidiaries outstanding on the date of consummation of the Acquisition, but not any refinancings, refundings, renewals or extensions thereof;

                  (h) additional Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount (for the Company and all Subsidiaries) at any one time outstanding not to exceed forty percent (40%) of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter of the Company); and

                  (i)  the Senior Subordinated Debt.

                  SECTION X.06. Limitation on Guaranties. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Guaranty except:

                  (a) Guaranties in existence on the date hereof and listed on
         Schedule IV and Guaranties of any refinancings, refundings, renewals or extensions of the Indebtedness or obligations guaranteed thereby, provided that the amount of such Indebtedness or obligations are not increased, and Guaranties of the Target and its Subsidiaries in existence on the date of consummation of the Acquisition;

                  (b)  the Subsidiary Guarantees;

                  (c) Guaranties of Indebtedness permitted under clauses (a) through (f) and clause (h) of Section 10.05;

                  (d) additional Guaranties in respect of Indebtedness and other obligations not exceeding $10,000,000 at any time outstanding;

                  (e) Guaranties of the Loan Parties in respect of the Senior Subordinated Debt in accordance with the Senior Subordinated Loan Documentation; and

                  (f) Guaranties of the Loan Parties in respect of Subordinated Debt which Guaranties shall have subordination terms acceptable to the Administrative Agent, acting reasonably.

                  SECTION X.07. Limitation on Fundamental Changes. The Company will not, and will not permit any of its Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, or make any material change in its present method of conducting business, except:

                  (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or surviving corporation) or with or into any Subsidiary which is a party to a Subsidiary Guarantee (provided that such Subsidiary which is a party to a Subsidiary Guarantee shall be the continuing or surviving corporation) and any Subsidiary of the Company which is not a party to a Subsidiary Guarantee may be merged or consolidated with or into any other Subsidiary which is not a party to a Subsidiary Guarantee;

                  (b) any Subsidiary of the Company may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any Subsidiary which is a party to a Subsidiary Guarantee, and any Subsidiary of the Company which is not a party to a Subsidiary Guarantee may Dispose of assets to any other Subsidiary which is not a party to a Subsidiary Guarantee; and

                  (c) Dispositions permitted by Section 10.08(a), (d), (e), (f),
         (g), (i) and (j).

                  SECTION X.08. Limitation on Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, Dispose of any of its Property or business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

                  (a) the Disposition of obsolete or worn out property in the ordinary course of business;

                  (b)  the sale of inventory in the ordinary course of business;

                  (c) Dispositions permitted by Section 10.07(a) and (b) or
         Section 10.11;

                  (d) the sale or issuance of the Capital Stock of any Subsidiary which is a party to a Subsidiary Guarantee to the Company or any Subsidiary, or the sale or issuance of Capital Stock of any Foreign Subsidiary to any other Foreign Subsidiary;

                  (e) sales of receivables under the Company's existing accounts receivable financing program as in effect on September 26, 1997;

                  (f) Dispositions of assets required to comply with anti-trust laws;

                  (g)  Dispositions of assets listed in Schedule 10.8;

                  (h) Dispositions pursuant to sale and leaseback transactions permitted pursuant to Section 10.13;

                  (i) the Transactions described in Section 10.10 (prior to the Covenant Transition Date) or Section 10.13 (after the Covenant Transition Date) may be consummated; and

                  (j) the sale of other assets having a fair market value not to exceed $80,000,000 in the aggregate for any fiscal year of the Company.

                  SECTION X.09. Limitation on Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (collectively, "Restricted Payments"), except that:

                  (a) any Subsidiary may make Restricted Payments to the Company or any Subsidiary which is a party to a Subsidiary Guarantee, and any Foreign Subsidiary may make Restricted Payments to any Foreign Subsidiary;

                  (b) so long as no Default or Event of Default shall have occurred and be continuing, the Company may pay dividends in respect of its preferred stock at the stated rate, and dividends in respect of its common stock at a rate not exceeding $.48 per share per year, as adjusted for stock splits and similar events; and

                  (c) the Company may issue common stock upon conversion of any of its convertible preferred stock, or the preferred stock of an Affiliate described in the second sentence of the definition of "Capital Stock".

                  SECTION .10. Restrictions on Special Purpose Subsidiaries. The Company will not permit any Special Purpose Subsidiary to (a) create, assume, incur or suffer to exist any Lien, any Indebtedness, any Guaranty or any other liabilities, direct or contingent, (b) make or suffer to exist any Investment,
(c) conduct, transact or otherwise engage in any business or other operations or
(d) own or lease any Property, except that, notwithstanding the foregoing prohibitions:

                  (i) a Special Purpose Subsidiary may make an Investment in the form of a loan or an equity contribution to, or hold the Capital Stock of, another Special Purpose Subsidiary (x) as described on Schedule
         6.13 or (y) which does not have an adverse impact on the Collateral;

                  (ii) U.K. Acquisition II may consummate the Acquisition;

                  (iii) following consummation of the Acquisition, U.K. Acquisition I may acquire directly from the Target or indirectly through U.K. Acquisition II, for fair market value, up to 100% of the Capital Stock of Target U.S.
         Subsidiary;

                  (iv) the Special Purpose Subsidiaries may execute and deliver the Loan Documents to which they are parties, incur and perform their obligations thereunder and create and suffer to exist the Liens created thereby; and

                  (v) the Special Purpose Subsidiaries may perform obligations under the Investments permitted above and under their respective organic documents and other Requirements of Law, may incur obligations to Governmental Authorities in the ordinary course of business, such as income and franchise tax liabilities and other incidental liabilities, and may incur other immaterial liabilities directly related and incidental to the permitted activities enumerated above.

                  To the extent permitted by applicable law, the certificate of incorporation or other charter or other organizational documents of each Special Purpose Subsidiary shall contain the restrictions on the actions of such Special Purpose Subsidiary substantially equivalent to those set forth above.

                  SECTION .11. Limitation on Investments, Loans and Advances. The Company will not, and will not permit any of its Subsidiaries to, make any advance, loan, extension of credit (by way of guaranty of obligations of such Person or otherwise) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or a material part of a business unit of, or make any other investment in, any Person ("Investments"), except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b) Investments in Cash Equivalents;

                  (c) Guaranties permitted by Section 10.06;

                  (d) loans and advances to employees of the Company or its Subsidiaries in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses);

                  (e) the Acquisition;

                  (f) Investments made by the Company or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount (provided that if such investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person);

                  (g) Investments (x) by any Subsidiary in the Company or (y) by the Company or any of its Subsidiaries in any Person that, prior to such investment, is a Subsidiary which is a party to a Subsidiary Guarantee;

                  (h) the Investments described in Section 10.10 or otherwise indicated on Schedule 6.13;

                  (i) Investments (x) by the Company or any of its Subsidiaries in any entity which at the time of such Investment is an Excluded Foreign Subsidiary and which was not acquired or created in anticipation of the making of such Investment in an aggregate amount outstanding not exceeding $100,000,000 for all Excluded Foreign Subsidiaries, and (y) investments by a Subsidiary which is not a party to a Subsidiary Guarantee in any other Subsidiary which is not a party to a Subsidiary Guarantee;

                  (j) Investments for which the consideration paid by the Company and its Subsidiaries is Capital Stock of the Company (provided that if such Investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person); and

                  (k) in addition to Investments otherwise expressly permitted by this Section 10.11, Investments by the Company or any of its Subsidiaries in an aggregate amount

         (valued at cost) not to exceed at any time outstanding $150,000,000 while this Agreement is outstanding (provided that if such Investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person).

                  SECTION .12. Limitation on Optional Payments and Modifications of Debt Instruments, etc. (a) Except as provided in Section 6.04(d) and 10.05(e), the Company will not, and will not permit any of its Subsidiaries to, make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the Subordinated Debt (other than scheduled interest payments required to be made in cash) or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Subordinated Debt (other than any such amendment, modification, waiver or other change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon).

                  Notwithstanding the foregoing, the Senior Subordinated Bridge Loans may be refinanced and replaced by the Exchange Notes and the Senior Subordinated Term Notes.

                  SECTION .13. Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary; provided, that (i) the Company may consummate sale and leaseback transactions in respect of assets having a book value in the aggregate not exceeding $50,000,000 and (ii) the Company and its Subsidiaries may consummate sale and leaseback transactions in which the transferee is the Company or a Subsidiary which is a party to a Subsidiary Guarantee and any Subsidiary which is not a party to a Subsidiary Guarantee may consummate sale and leaseback transactions in which the transferor is another Subsidiary which is not a party to a Subsidiary Guarantee.

                  SECTION .14. Limitation on Restrictions on Subsidiary Distributions. The Company will not, and will not permit any Subsidiary to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (b) make loans or advances to the Company or any other Subsidiary of the Company or (c) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary and (iii) any restrictions with respect to assets encumbered by a Lien permitted by Section 10.04 so long as such restriction applies only to the asset encumbered by such permitted Lien.

                  SECTION .15. Multiemployer Plans. The Company will not, as of any date, permit any liability to occur to which the Company or any Commonly Controlled Entity would become subject under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding such date.

                  SECTION .16. Limitation on More Restrictive Covenants. The Company shall not enter into any new debt agreement that would contain, nor enter into any amendment, supplement or other modification to any indenture, instrument or other agreement concerning the Funded Debt or any refinancing thereof, if such indenture, instrument or other agreement at the time entered into or after giving effect to any such amendment, supplement or other modification thereto, would contain (a) any covenant or event of default that is more restrictive on any Borrower than those set forth in this Agreement, (b) with respect to the Company, any covenant with respect to financial performance the scope of which is materially different from the covenants respecting such matters set forth in Sections 10.01, 10.02 or 10.03, (c) any covenant which would prohibit the granting of liens on its assets by any Borrower or its Subsidiaries in favor of the Lenders, other than, in the case of this clause
(c), Indebtedness incurred pursuant to Section 10.05(f), and in the case of clauses (a) and (c), Indebtedness incurred pursuant to Section 10.05(g) constituting a refinancing, refunding, extension or renewal of existing Indebtedness and having terms no more restrictive than the Indebtedness refinanced, refunded, extended or renewed thereby.

                  SECTION .17. Affiliates. The Company, will not, nor will it permit any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction.

                              ARTICLE XI. GUARANTEE

                  SECTION XI.01. Guarantee. (a) The Company hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Foreign Subsidiary Borrowers and the Local Currency Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) The Company further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Company under this Section. This Section shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers and the Local Currency Borrower may be free from any Obligations.

                  (c) No payment or payments made by any Borrower or Local Currency Borrower or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower or Local Currency Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall, notwithstanding any such payment or payments, remain liable hereunder for the Obligations until the Obligations are paid in full and the Commitments are terminated.

                  (d) The Company agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability under this Section, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Section for such purpose.

                  SECTION XI.02. Right of Set-off. The Administrative Agent and each Lender is hereby irrevocably authorized at any time and from time to time without notice to the Company, any such notice being expressly waived by the Company, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender (or any Affiliate of such Lender) to or for the credit or the account of the Company, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against or on account of the obligations and liabilities of the Company to the Administrative Agent or such Lender hereunder which are then due and payable and claims of every nature and description of the Administrative Agent or such Lender against the Company, in any currency, whether arising hereunder, under any other Loan Document or otherwise in connection therewith, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or such Lender has made any demand for payment. The Administrative Agent and each Lender shall notify the Company promptly of any such set-off and the application made by the Administrative Agent or such Lender, as the case may be, of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

                  SECTION XI.03. No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any set-off or application of funds of the Company by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Foreign Subsidiary Borrowers or Local Currency Borrowers or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from such Borrowers in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders by such Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Administrative Agent may determine. The provisions of this Section shall survive the termination of this Agreement and the payment in full of the Obligations and the termination of the Commitments.

                  SECTION XI.04. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as the Administrative Agent (or the requisite Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the Company, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any Borrower or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any Foreign Subsidiary Borrower or Local Currency Borrower or any such other guarantor or any release of any Foreign Subsidiary Borrower or Local Currency Borrower or such other guarantor shall not relieve the Company of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Company. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  SECTION XI.05. Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Foreign Subsidiary Borrower and the Local Currency Borrowers and the Company, on the one hand, and the Administrative Agent and the

Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Foreign Subsidiary Borrowers and the Local Currency Borrowers and the Company with respect to the Obligations. This Article XI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Foreign Subsidiary Borrowers or the Local Currency Borrowers against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Foreign Subsidiary Borrowers or the Local Currency Borrowers or the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Foreign Subsidiary Borrowers or the Local Currency Borrowers for the Obligations, or of the Company under this Article XI, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Company, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Foreign Subsidiary Borrowers or the Local Currency Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Foreign Subsidiary Borrowers or the Local Currency Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Foreign Subsidiary Borrowers or the Local Currency Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Company. This Article XI shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Company and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Company under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Foreign Subsidiary Borrowers or the Local Currency Borrowers may be free from any Obligations.

                  SECTION XI.06. Reinstatement. This Article XI shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Foreign Subsidiary Borrower or the Local Currency Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Foreign Subsidiary Borrower or the Local Currency Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  SECTION XI.07. Payments. The Company hereby agrees that all payments required to be made by it hereunder will be made to the Administrative
Agent without set-off or counterclaim in accordance with the terms of the Obligations, including, without limitation, in the currency in which payment is due.


                         ARTICLE XII. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) Any Borrower shall fail to pay any principal of any Loan made to it when due in accordance with the terms hereof; or any Borrower shall fail to pay any interest, or any other amount payable by it hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                  (b) Any representation or warranty made or deemed made by any Borrower herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or under or in connection with the Senior Subordinated Loan Documentation shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) Any Borrower shall default in the observance or performance of any agreement contained in Sections 9.04(a) or 9.06 or
         Article X; or

                  (d) Any Borrower shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) of this Article), and such default shall continue unremedied for a period of 30 days after receipt by such Borrower of notice of such default from the Administrative Agent or any Lender; or

                  (e) The Company or any of its Subsidiaries shall (i) default in any payment or payments of principal or interest in an aggregate amount for the Company and its Subsidiaries of more than $10,000,000 (or its equivalent in another currency) at any one time on any Indebtedness (other than the Loans) or in the payment of more than $10,000,000 in the aggregate under any Guaranties (other than the Company Guaranty), beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guaranty was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans) the principal amount of which exceeds $10,000,000 in the aggregate for the Company and its Subsidiaries or any Guaranty (other than the Company Guaranty) guaranteeing Indebtedness the principal amount of which exceeds $10,000,000 in the aggregate for the Company and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating to any such Indebtedness or Guaranty, beyond any applicable period of grace (not to exceed 30 days), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guaranty (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated
          maturity or such Guaranty to become payable; or

                  (f) (i) Any Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower or any of its material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii), or (iii) above; or (v) any Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which the insurance carrier has admitted liability) of $30,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (i) The validity or enforceability of this Agreement, any Loan Document or any of the other documents required to be delivered in connection herewith shall be challenged by the Company or any of its Subsidiaries or shall fail to remain in full force and effect for any reason other than in accordance with its express terms; or

                  (j)  A Change of Control shall occur; or

                  (k) The subordination provisions of any Subordinated Debt shall cease, for any reason, to be valid or any Loan Party shall so assert in writing;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Company, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable, provided, that, notwithstanding the foregoing, during the Term Loan Commitment Period (x) if the applicable conditions precedent to any Term Loan set forth in Article VIII are satisfied, no such declaration under clause (B)(i) or (B)(ii) above shall relieve the Lenders of their obligations to make such Term Loan, (y) no acceleration of the Loans under clause (B)(i) or (B)(ii) above shall apply to any outstanding Term Loans until the end of the Term Loan Commitment Period and, in any event, no acceleration of the Loans under clause
(B)(i) or (B)(ii) above shall apply to any amount of outstanding Term Loans (whether such Term Loans were made before or after such acceleration) to the extent that the proceeds thereof have not been disbursed to pay Target Shareholders or Optionholders for the purchase of Target Shares or Options pursuant to the Tender Offer (such undisbursed proceeds, "Acquisition Funds") and (z) neither the Administrative Agent nor any Lender will take any enforcement action against any Acquisition Funds or otherwise seek to prevent the disbursement of any Acquisition Funds to pay Target Shareholders or Optionholders for the purchase of Target Shares or Options pursuant to the Tender Offer.

         Except as expressly provided above in this Article, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                     ARTICLE XIII. THE ADMINISTRATIVE AGENT

                  SECTION XIII.01. Appointment. Each Lender hereby irrevocably designates and appoints Chase as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes Chase to act as the Administrative Agent of such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

                  SECTION XIII.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  SECTION XIII.03. Exculpatory Provisions. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of a Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Borrowers.

                  SECTION XIII.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of them), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment or transfer thereof shall have been filed with the

Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  SECTION XIII.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  SECTION XIII.06. Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  SECTION XIII.07. Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Revolving Credit Percentages, Tranche A Term Loan Percentages, Tranche B Term Loan Percentages and Interim Term Loan Percentages in effect on the date on which indemnification is sought under this Section 13.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which resulted from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 13.07 shall survive the payment of the Loans and all other amounts payable hereunder.

                  SECTION XIII.08. Administrative Agent in Its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Administrative Agent were not the Administrative Agent. With respect to its Loans made or renewed by it the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

                  SECTION XIII.09. Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Company. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successors agent for the Lenders, which successor agent shall (unless an Event of Default under paragraph
(a) or (f) of Article XII with respect to the Company shall have occurred and be continuing) be approved by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  SECTION .10. Authorization to Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release, or direct the Trustee to release, any Lien created by any Security Document covering any Property of the Company or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 14.01. In addition, the Administrative Agent is hereby authorized by each of the Lenders to release, and to direct the Trustee to release, the Liens on the Collateral on the Collateral Release Date.

                           ARTICLE XIV. MISCELLANEOUS

                  SECTION XIV.01. Amendments and Waivers. (a) Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section 14.01. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (i) enter into with the relevant Loan Parties written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of the Loans Parties hereunder or thereunder or (ii) waive at the Loan Parties' request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (_)(_)(A) reduce the amount or extend the scheduled date of maturity of any Loan or any scheduled installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby;

                      (B) amend, supplement, modify or waive any provision of this Section 14.01 or reduce the percentages specified in the definition of "Required Lenders", "Required Prepayment Lenders" or "Majority Facility Lenders" or consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release the Company from its obligations under the Company Guaranty, in each case without the consent of all the Lenders;

                      (C) release all or substantially all of the Collateral (except as provided in Sections 13.10 and 14.17) or all or substantially all of the guarantors under the Subsidiary Guarantees, in each case without the consent of all the Lenders; or

                      (D) amend, supplement, modify or waive any provision of
         Section 2.06, 2.07, 2.08, 2.09 or 2.10 or any other provision of this Agreement governing the rights and obligations of the Swing Line Lender, or the definitions used therein, without the consent of the Swing Line Lender.

Any such waiver and any amendment, supplement or modification pursuant to this
Section 14.01 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent, and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  (b) In addition to amendments effected pursuant to the foregoing paragraph (a), Schedule II may be amended as follows:

                      (i) Schedule II will be amended to add Subsidiaries of the Company as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the Company, any such Foreign Subsidiary Borrower and the Administrative Agent, of a Joinder Agreement providing for any such Subsidiary to become a Foreign Subsidiary Borrower, and (B) delivery to the Administrative Agent of (I) a Foreign Subsidiary Opinion in respect of such additional Foreign Subsidiary Borrower and the documents required pursuant to Sections 8.02(d), (e) and (f) and (II) such other documents with respect thereto as the Administrative Agent shall reasonably request.

                     (ii) Schedule II will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon (A) written notice by the Company to the Administrative Agent to such effect and (B) repayment in full of all outstanding Loans of such Foreign Subsidiary Borrower.

                  (c) The Administrative Agent shall give prompt notice to each Lender of any amendment effected pursuant to Section 14.01(b).

                  (d) Notwithstanding the provisions of this Section 14.01, any Local Currency Facility may be amended, supplemented or otherwise modified in accordance with its terms so long as after giving effect thereto either (i) such Local Currency Facility ceases to be a "Local Currency Facility" and the Company so notifies the Administrative Agent or (ii) the Local Currency Facility continues to meet the requirements of a Local Currency Facility set forth herein.

                  SECTION XIV.02. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid (or, if later, the first Business Day after being so deposited), or, in the case of telecopy notice, when received (or if received on a day that is not a Business Day or if received after 5:00 p.m. local time at the place of reception on a Business Day, on the next succeeding Business Day), addressed as follows in the case of the Borrowers and the Administrative Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                       The Company:          Federal-Mogul Corporation
                                             World Headquarters
                                             26555 Northwestern Highway
                                             Southfield, Michigan  48034
                                             Attention:  Sandra W. Galac
                                             Telephone:  248-354-2653
                                             Telecopy:   248-354-8103
                        The Foreign
              Subsidiary Borrowers:          c/o Federal-Mogul Corporation
                                             World Headquarters
                                             26555 Northwestern Highway
                                             Southfield, Michigan  48034
                                             Attention:  Sandra W. Galac
                                             Telephone:  248-354-2653
                                             Telecopy:   248-354-8103
           The Administrative Agent
                 (New York Office):          The Chase Manhattan Bank
                                             One Chase Manhattan Plaza
                                             8th Floor
                                             New York, New York  10081
                                             Attention:  James Tabois
                                             Telephone:  212-552-7952
                                             Telecopy:  212-552-5650
           The Administrative Agent
                   (London Office):          Chase Manhattan International Ltd.
                                             9 Thomas Moore Street
                                             London, E1 (YT)
                                             Attention:  Steven Hurford
                                             Telephone:  011-44-171-777-2347
                                             Telecopy:   011-44-171-777-2367

provided that any notice, request or demand to or upon (i) the Administrative Agent or the Lenders pursuant to Section 2.03, 2.05, 3.03, 4.03, 6.02, 6.04,
6.07 or 6.11 or (ii) the Swing Line Lender pursuant to Sections 2.06, 2.07, 2.08, 2.09, or 2.10, shall not be effective until received. All notices to the Administrative Agent in respect of Multicurrency Loans shall be delivered to the Administrative Agent's London Office specified above.

                  SECTION XIV.03. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Borrower, the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  SECTION XIV.04. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

                  SECTION XIV.05. Payment of Expenses and Taxes. The Company agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel (and any special or local counsel retained by such counsel to assist it) to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent (and their respective directors, officers, employees, agents, affiliates and successors) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or any of the Properties (regardless of whether the Administrative Agent or any Lender is a party to the litigation or other proceeding giving rise thereto), (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Company shall have no obligation hereunder to the Administrative Agent or any Lender with respect to (i) indemnified liabilities arising from the gross negligence or willful misconduct of the party seeking indemnification or (ii) expenses incurred by the Administrative Agent or any Lender in connection with the assignment of Loans to an assignee (except pursuant to Section 6.14(b)(vi)) or the sale of any Loan to a Participant. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

                  SECTION XIV.06. Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Any Lender may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which the Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (A) and (B) of the proviso to Section 14.01(a). Each Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, to the maximum extent permitted by law, the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 14.07(a) as fully as if it were a Lender hereunder. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 6.09, 6.10, 6.11 and 6.12 with respect to its participation in the Commitments and the Loans outstanding from time to time hereunder as if it was a Lender; provided that, in the case of Section 6.11. such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender may, in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld) and, prior to the occurrence and continuance of an Event of Default, the Company (such consent not to be unreasonably withheld), to an additional bank or financial institution or other entity that is regularly engaged in making or purchasing loans (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents including, without limitation, its Commitments and Loans, pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Administrative Agent and, prior to the occurrence and continuance of an Event of Default, the Company) and delivered to the Administrative Agent for their acceptance and recording in the Register; provided that (i) if any Lender assigns a part of its rights and obligations in respect of Loans of a Class and/or Commitment to make Loans of such Class under this Agreement to an Assignee, such Lender shall assign proportionate interests in its respective Loans of such Class and Commitment to make Loans of such Class and other related rights and obligations hereunder to such Assignee, (ii) if any Lender assigns a part of its rights and obligations under this Agreement in respect of its Revolving Credit Loans and/or Revolving Credit Commitments to an Assignee, such Lender shall assign proportionate interests in (A) its participations in the Swing Line Loans and other rights and obligations hereunder in respect of the Swing Line Loans to such Assignee and (B) its Multicurrency Loans and Multicurrency Commitments, (iii) in the case of any such assignment to an additional bank, financial institution or other entity, the aggregate amount of any Commitment (or, if the Commitments have terminated or expired, the aggregate principal amount of any Loans) being assigned shall not be less than $5,000,000 (or (x) if less, the then outstanding amount of such Commitments and/or Loans or (y) such lesser amount as may be agreed by the Company and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and rights in respect of Loans as set forth therein, and (II) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

                  (d) The Administrative Agent, on behalf of the Borrowers, shall maintain at its address referred to in Section 14.02 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of (i) the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time and (ii) the other information required from time to time pursuant to Section 2.06 in respect of Swing Line Loans. The entries in the Register shall constitute prima facie evidence of the information recorded therein, and the Borrowers, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, executed by the Company and the Administrative Agent), together with payment to the Administrative Agent by the Lender or the Assignee of a registration and processing fee of $2,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Borrowers.

                  (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning such Borrower and its Affiliates which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of such Borrower in connection with such Lender's credit evaluation of such Borrower and its Affiliates prior to becoming a party to this Agreement.

                  (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                  (h) If, pursuant to this Section, any interest in this Agreement or any Loan is transferred to any Transferee (which is not a Lender) which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to provide the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) the tax forms and other documents required to be delivered pursuant to Section 6.11(b) and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

                  (i) If, pursuant to this Section, any interest in this Agreement or any Loan is transferred to any Transferee, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Foreign Subsidiary Borrowers) to provide the transferor Lender, the Administrative Agent and the Foreign Subsidiary Borrowers the tax forms and other documents required to be delivered pursuant to Section 6.11(c) and to comply from time to time with all applicable laws and regulations with regard to such withholding tax exemption.

                  SECTION XIV.07. Adjustments; Set-Off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans then due and owing to it by any Borrower, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph (f) of Article XII, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans then due and owing to it by such Borrower, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it by such Borrower, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable hereunder (whether at the stated maturity thereof, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of any Borrower. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  SECTION XIV.08. Loan Conversion/Participations. (a) (i) On any Conversion Date, to the extent not otherwise prohibited by a Requirement of Law or otherwise, all Loans outstanding in any currency other than U.S. Dollars ("Loans to be Converted") shall be converted into U.S. Dollars (calculated on the basis of the relevant Exchange Rates as of the Business Day immediately preceding the Conversion Date) ("Converted Loans") and (ii) on the Conversion Date (with respect to Loans described in the foregoing clause (i)) (A) each Lender severally, unconditionally and irrevocably agrees that it shall purchase in U.S. Dollars a participating interest in such Converted Loans in an amount equal to its Conversion Sharing Percentage of the outstanding principal amount of the Converted Loans and (B) to the extent necessary to cause the Committed Outstandings Percentage of each Revolving Credit Lender to equal its Revolving Credit Commitment Percentage (calculated immediately prior to the termination or expiration of the Revolving Credit Loans), each Revolving Credit Lender severally, unconditionally and irrevocably agrees that it shall purchase or sell a participating interest in Revolving Credit Loans then outstanding. Each Revolving Credit Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amounts of its participation(s), and the proceeds of such participation(s) shall be distributed by the Administrative Agent to each Revolving Credit Lender from which a participating interest is being purchased in the amount(s) provided for in the preceding sentence. All Converted Loans shall bear interest at the rate which would otherwise be applicable to Base Rate Loans.

                  (b) If, for any reason, the Loans to be Converted may not be converted into U.S. Dollars in the manner contemplated by paragraph (a) of this
Section 14.08, (i) effective on such Conversion Date, each Revolving Credit Lender severally, unconditionally and irrevocably agrees that it shall purchase a participating interest in such Loans to be Converted, in an amount equal to its Conversion Sharing Percentage of such Loans to be Converted, and (ii) each

Revolving Credit Lender shall purchase or sell participating interests as provided in paragraph (a)(ii)(B) of this Section 14.08. Each Revolving Credit Lender will immediately transfer to the appropriate Administrative Agent, in immediately available funds, the amount(s) of its participation(s), and the proceeds of such participation(s) shall be distributed by the Administrative Agent to each relevant Revolving Credit Lender in the amount(s) provided for in the preceding sentence.

                  (c) To the extent any Non-Excluded Taxes are required to be withheld from any amounts payable by a Lender to another Lender in connection with its participating interest in any Converted Loan, each Borrower, with respect to the relevant Loans made to it, and the Company with respect to Local Currency Loans, shall be required to pay increased amounts to the Lender receiving such payments to the same extent they would be required under Section
6.11 if such Borrower were making payments directly to such Lender.

                  (d) At any time after the actions contemplated by paragraphs
(a) or (b) of this Section 14.08 have been taken, upon the notice of any Lender to the Borrowers the following shall occur: (i) the Company (through the guarantee contained in Article XI) shall automatically be deemed to have assumed the Converted Loans in which such Lender holds a participation, and (ii) such Loans shall be assigned by the relevant Lender holding such Loans or obligations to the Lender who gave the notice requesting such assumption by the Company.

                  SECTION XIV.09. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrowers and the Administrative Agent.

                  SECTION .10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION .11. Integration. This Agreement and the other Loan Documents represent the agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrowers, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  SECTION .12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION .13. Submission To Jurisdiction; Waivers. (a) The Company and each Foreign Subsidiary Borrower hereby irrevocably and unconditionally:

                      (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                     (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                    (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company or such Foreign Subsidiary Borrower, as the case may be, at the address specified in Section 14.02, or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                     (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                      (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  (b) Each Foreign Subsidiary Borrower hereby irrevocably appoints the Company as its agent for service of process in any proceeding referred to in Section 14.13(a) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of Company at its address for notices set forth in Section 14.02.

                  SECTION .14. Acknowledgements. Each Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) none of the Administrative Agent or any Lender has any fiduciary relationship with or duty to such Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agents and the Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

                  SECTION .15. WAIVERS OF JURY TRIAL. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  SECTION .16. Power of Attorney. Each Foreign Subsidiary Borrower hereby grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Foreign Subsidiary Borrower hereby explicitly acknowledges that each of the Administrative Agent and each Lender has executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this Section. The power of attorney granted by each Foreign Subsidiary Borrower hereunder is coupled with an interest.

                  SECTION .17. Release of Collateral. As promptly as practicable after the Collateral Release Date, the Administrative Agent shall, and shall instruct the Trustee to, take all necessary action to release the Liens created by the Security Documents in all Collateral.

                  SECTION .18. Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

                  (b) The obligation of each Borrower in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to remit to such Borrower such excess.

                  SECTION .19. Confidentiality. Each Lender agrees to keep confidential any written information (a) provided to it by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Company or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors provided that such contractual counterparty or professional advisor to such contractual agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, (iv) upon the request or demand of any Governmental Authority (or the National Association of Insurance Commissioners) having jurisdiction over such Lender or as shall be required pursuant to any Requirement of Law, (v) in response to any order of any court or other Governmental Authority (or the National Association of Insurance Commissioners) or as may otherwise be required pursuant to any Requirement of Law, (vi) in connection with any litigation to which such Lender is a party, (vii) which has been publicly disclosed other than in breach of this Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder.

                  SECTION .20. Unification of Certain Currencies. If the "Euro" (or some other similar unit of account) becomes a currency in its own right in connection with European monetary union contemplated by the Maastricht Treaty, then each of the Borrowers, the Lenders and the Administrative Agent agrees to negotiate in good faith an amendment to this Agreement satisfactory in form and substance to the Borrowers, the Lenders and the Administrative Agent to account therefor.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. FEDERAL-MOGUL CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                         ANNEX A

                                 PRICING GRID(1)


                       Applicable Margin
                       for Multicurrency     Applicable Margin for    Applicable Margin for   Applicable Margin for
   Consolidated       Loans and Revolving    Revolving Credit Loans    Tranche A Term Loans    Tranche A Term Loans
     Leverage         Credit Loans which           which are               which are               which are
       Ratio          are Eurodollar Loans         ABR Loans           Eurodollar Loans            ABR Loans
   ------------       --------------------   ----------------------   ---------------------   ------------------
greater than or
equal to 4.5 to 1            150                     50                       200                     100
less than 4.5 to 1           137.5                   37.5                     175                      75
less than 4.0 to 1           117.5                   17.5                     150                      50
less that 3.5 to 1            95                      0                       125                      25
less than 3.0 to 1            75                      0                       100                       0


                            Applicable Margin for     Applicable Margin
   Consolidated             Tranche B Term Loans    for Tranche B Term
    Leverage                     which are            Loans which are      Facility
     Ratio                    Eurodollar Loans            ABR Loans        Fee Rate
   ------------            ---------------------    ------------------     --------
greater than or
equal to 4.5 to 1                   225                     125            50
less than 4.5 to 1                  200                     100            37.5
less than 4.0 to 1                  175                      75            32.5
less that 3.5 to 1                  150                      50            30.0
less than 3.0 to 1                  150                      50            25.0



Changes in the Applicable Margin and Facility Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 9.01 (but in any event not later than the 60th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements.

--------------------
(1) Applicable Margins and Facility Fee expressed in basis points.

                                                                         ANNEX B


                  From and after the Covenant Transition Date, the following
Article X will be deemed to replace Article X set forth in the Agreement to which this Annex B is attached and cross references to Article X of the Credit Agreement contained in the Loan Documents will be modified accordingly.

                          ARTICLE X. NEGATIVE COVENANTS

                  The Company hereby covenants and agrees that so long as the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder the Company will comply with the covenants set forth below in this Article X:

                  SECTION X.01. Cash Flow Coverage. The Company will not permit the Cash Flow Coverage to be less than a ratio of 1.50 to 1.00 for any period of four consecutive fiscal quarters.

                  SECTION X.02. Consolidated Leverage Ratio. The Company will not permit the Consolidated Leverage Ratio at the last day of any fiscal quarter to be greater than 3.00 to 1.00

                  SECTION X.03. Maintenance of Net Worth. The Company will not permit Consolidated Net Worth at any time to be less than $270,000,000.

                  SECTION X.04. Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, assume or incur or suffer to be created, assumed or incurred or to exist any Lien on any of its properties or assets, whether now owned or hereafter acquired, provided, however, that the foregoing restriction shall not apply to the following:

                  (a) Liens existing on the date of this Agreement and described on Schedule III, and Liens on assets of the Target and its Subsidiaries existing on the date of consummation of the Acquisition;

                  (b) Liens on property or assets of any corporation existing at the time such corporation becomes a Subsidiary and not created in contemplation thereof;

                  (c) Liens in favor of the Company or any Wholly Owned Subsidiary;

                  (d) Liens in favor of any Governmental Authority to secure progress, advance or other payments pursuant to any contract or provision of any statute;

                  (e) Liens (including, without limitation, the interest of the lessor under any capital lease) on property or assets existing at the time of the acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Indebtedness incurred prior to, at the time of, or within six months after, the acquisition or completion of such property or assets for the purpose of financing all or any part of the purchase price or construction cost thereof;

                  (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) through (e), inclusive; provided that (i) no such extension, renewal or replacement shall result in an increase in the liabilities secured thereby and (ii) such extension, renewal or replacement Lien shall be limited to all or a part of the same property that secured the Lien so extended, renewed or replaced (plus additions, accessions, replacements and improvements to such property);

                  (g) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP or in the case of a Subsidiary located outside the United States, general accounting principles in effect from time to time in their respective jurisdictions of incorporation;

                  (h) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (A) which are not overdue for a period of more than 60 days or (B) which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

                  (i) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not greater than $15,000,000 (to the extent the dollar values of such encumbrances are calculable) and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;

                  (j) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

                  (k) pledges or deposits in connection with workers' compensation, unemployment insurance and other social legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (l) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (m) liens ratably securing the obligations of the Borrowers to the Lenders hereunder or under the Notes;

                  (n) other Liens incidental to the conduct of the Company's or any Subsidiary's business or the ownership of its property and assets that were incurred in connection with the borrowing of money or the obtaining of advances or credit or capital leases; provided, however, that the indebtedness secured thereby does not exceed in the aggregate for the Company and all Subsidiaries of the Company an amount equal to $50,000,000; and provided, further, that at no time shall the sum of
         (i) the Indebtedness secured by the Liens permitted under this Section 10.04(n) plus (ii) all other Indebtedness of the Company's Subsidiaries (other than Subsidiaries which are parties to a Subsidiary Guarantee) plus (iii) the aggregate amount of Secured Reimbursement Obligations be equal to or greater than forty percent (40%) of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter of the Company); and

                  (o) Liens granted by a special-purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its Subsidiaries to the extent such Liens are granted on such accounts receivable to secure the payment of indebtedness of such Wholly Owned Subsidiary.

                  SECTION X.05. Subsidiary Indebtedness. The Company will not permit any Subsidiary other than a Subsidiary which is a party to a Subsidiary Guarantee to create, incur or suffer to exist any Indebtedness to any Person other than the Company or a Subsidiary, except (i) Indebtedness of the Company and its Subsidiaries and the Target and its Subsidiaries existing on the Covenant Transition Date and refinancings, refundings, renewals or extensions thereof, (ii) Indebtedness of any Loan Party pursuant to any Loan Document,
(iii) Indebtedness of the Special Purpose Subsidiaries described in Schedule 6.13, (iv) additional Indebtedness of Excluded Foreign Subsidiaries to the Company or any Subsidiary which is a party to a Subsidiary Guarantee in an aggregate principal amount not exceeding $100,000,000 at any time outstanding,
(v) Indebtedness of any Subsidiary which is not a party to a Subsidiary Guarantee owing to any other Subsidiary which is not a party to a Subsidiary Guarantee, (vi) Indebtedness in the form of any investment permitted by Section
10.11 as in effect on the Covenant Transition Date, (vii) Indebtedness secured by Liens permitted by Section 10.04(e), including capital lease obligations, in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof) and (viii) Indebtedness which, together with the secured Indebtedness allowed under Section 10.04(n), shall not exceed forty percent (40%) of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter of the Company).

                  SECTION X.06. Limitation on Mergers. The Company will not, nor will it permit any of its Subsidiaries to, merge or consolidate with or into any other corporation except that any Subsidiary may merge or consolidate (i) with or into the Company (provided that the Company shall be the continuing or surviving corporation), (ii) with or into any one or more wholly-owned Subsidiaries or (iii) with or into any Person to be acquired pursuant to Section 10.12.

                  SECTION X.07. Multiemployer Plans. The Company will not, as of any date, permit any liability to occur to which the Company or any Commonly Controlled Entity would become subject under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding such date.

                  SECTION X.08. Asset Sales. The Company will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of all or any portion of its property, assets or business to any Person other than the Company or a Subsidiary except for (a) sales of assets in the ordinary course of business,
(b) sales of accounts receivable or related contract rights, (c) dispositions of assets required to comply with anti-trust laws, (d) dispositions of assets listed in Schedule 10.8, (e) dispositions in connection with sale and leaseback transactions in respect of assets having a book value in the aggregate not exceeding $50,000,000 and (f) any other sales of assets, other than the assets set forth on Schedule 10.8 and sales of assets occurring prior to the Covenant Transition Date, having a book value which, when added to the book value of all other assets sold pursuant to this clause (g) during such fiscal year, does not exceed 5% of the gross book value of the assets of the Company and its consolidated Subsidiaries, determined in accordance with GAAP, as of the last day of the fiscal year ended immediately prior to the date of such sale.

                  SECTION X.09. Limitation on More Restrictive Covenants. The Company shall not enter into any new debt agreement that would contain, nor enter into any amendment, supplement or other modification to any indenture, instrument or other agreement concerning the Funded Debt or any refinancing thereof, if such indenture, instrument or other agreement at the time entered into or after giving effect to any such amendment, supplement or other modification thereto, would contain (a) any covenant or event of default that is more restrictive on any Borrower than those set forth in this Agreement, (b) with respect to the Company, any covenant with respect to financial performance the scope of which is materially different from the covenants respecting such matters set forth in Sections 10.01, 10.02 or 10.03, (c) any covenant which would prohibit the granting of liens on its assets by any Borrower or its Subsidiaries in favor of the Lenders, other than in the case of this clause (c), Indebtedness incurred pursuant to Section 10.05(f) as in effect on the Covenant Transition Date and in the case of clauses (a) and (c), Indebtedness incurred pursuant to Section 10.05(g) as in effect on the Covenant Transition Date constituting a refinancing, refunding extension or renewal of existing Indebtedness and having terms no more restrictive than the Indebtedness refinanced, refunded, extended or renewed thereby.

                  SECTION .10. Subsidiary Guaranties. The Company will not, and will not allow any Subsidiary to, make or suffer to exist any Guaranty except
(a) any Guaranty existing on the Covenant Transition Date and any replacement in whole or in part of such Guaranty in connection with any extension, refinancing or refunding of the Indebtedness guarantied thereby, (b) Guaranties of any Indebtedness permitted to exist hereunder other than Indebtedness outstanding on the Covenant Transition Date or any extension, renewals or refinancings thereof and (c) additional Guaranties with respect to Indebtedness or other obligations not exceeding $10,000,000 in the aggregate at any one time.

                  SECTION .11. Affiliates. The Company, will not, nor will it permit any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction.

                  SECTION .12. Acquisitions. The Company will not, nor will it permit any of its

Subsidiaries to, acquire, in a single transaction or in a series of related transactions, all or substantially all of the equity interests in, or assets of, any other Person, or all or substantially all of the assets constituting a division or business segment of any other Person, except that the Company or any of its Subsidiaries may make any such acquisition if:

                  (a) after giving effect thereto, no Default or Event of Default shall be in existence; and

                  (b) if such acquisition is the acquisition of equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person.

                  SECTION .13. Restrictions on Special Purpose Subsidiaries. The Company will not permit any Special Purpose Subsidiary to (a) create, assume, incur or suffer to exist any Lien, any Indebtedness, any Guaranty or any other liabilities, direct or contingent, (b) make or suffer to exist any Investment,
(c) conduct, transact or otherwise engage in any business or other operations or
(d) own or lease any Property, except that, notwithstanding the foregoing prohibitions:

                  (i) a Special Purpose Subsidiary may make an Investment in the form of a loan or an equity contribution to, or hold the Capital Stock of, another Special Purpose Subsidiary (x) as described on Schedule
         6.13 or (y) which does not have an adverse impact on the Collateral;

                  (ii) U.K. Acquisition II may consummate the Acquisition;

                  (iii) following consummation of the Acquisition, U.K. Acquisition I may acquire directly from the Target or indirectly through U.K. Acquisition II, for fair market value, up to 100% of the Capital Stock of Target U.S. Subsidiary;

                  (iv) the Special Purpose Subsidiaries may execute and deliver the Loan Documents to which they are parties, incur and perform their obligations thereunder and create and suffer to exist the Liens created thereby; and

                  (v) the Special Purpose Subsidiaries may perform obligations under the Investments permitted above and under their respective organic documents and other Requirements of Law, may incur obligations to Governmental Authorities in the ordinary course of business, such as income and franchise tax liabilities and other incidental liabilities, and may incur other immaterial liabilities directly related and incidental to the permitted activities enumerated above.

                                                                      SCHEDULE I

                             COMMITMENTS; ADDRESSES

Part A.   Revolving Credit Commitment and Multicurrency Commitment Amounts
(U.S. Dollars)

        Lender                     Revolving Credit Commitment          Multicurrency Commitment
        ------                     ---------------------------          ------------------------
The Chase Manhattan Bank                   $                                        $
TOTAL                                $400,000,000                           $120,000,000



Part B.  Term Loan Commitments

        Lender                  Tranche A            Tranche B              Interim
        ------                  ---------            ---------              -------
The Chase Manhattan Bank           $                    $                     $
TOTAL                          $600,000,000         $750,000,000         $1,000,000,000

                                                                      SCHEDULE V

                   INFORMATION CONCERNING LOCAL CURRENCY LOANS

NOTICE OF LOCAL CURRENCY OUTSTANDINGS

    1.   Deliver to:                        Loan & Agency Services Group
                                            One Chase Manhattan Plaza, 8th Floor
                                            New York, New York 10081
                                            Attention: Sandra Miklave
                                            Fax:  212-552-5658
                                            Telephone No.:  212-552-7953

    2.   Delivery time:                     By close of business in New York on
                                            the date of making of each Local
                                            Currency Loan and on the last
                                            Business Day of each month on which
                                            the applicable Foreign Subsidiary
                                            Borrower has outstanding any Local
                                            Currency Loans.

    3.   Information Required:              Name of Foreign Subsidiary Borrower,
                                            amount and currency of outstanding
                                            Local Currency Loans.

                                                                   SCHEDULE 6.13


                                 USE OF PROCEEDS

                  The Company will own all of the Capital Stock of one or more special purpose Domestic Subsidiaries (either directly or through one or more special purpose Domestic Subsidiaries). One or more of such wholly owned special purpose Domestic Subsidiaries will own all of the Capital Stock of U.K. Acquisition I. The Capital Stock of U.K. Acquisition II will be owned by U.K. Acquisition I and one or more other wholly owned Special Purpose Subsidiaries.

                  The proceeds of the Term Loans will be used to provide debt and equity financing to the Special Purpose Subsidiaries which shall, directly or indirectly through other Special Purpose Subsidiaries, invest such funds in U.K. Acquisition II for use by it to finance the Acquisition, to repay existing Indebtedness, of the Target and its Subsidiaries and to pay related fees and expenses or to make loans directly to Target US Subsidiary.

                                                                   SCHEDULE 7.20


                               PERFECTION ACTIONS


         1.       Capital Stock of Domestic Subsidiaries:

                  The certificates representing the shares of Capital Stock of issuers organized under the laws of a State of the United States shall be delivered to the Administrative Agent along with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

         2.       Capital Stock of Foreign Subsidiaries:

                  The customary steps for perfection of a pledge of stock of an issuer organized under the laws of a jurisdiction outside the United States, as advised by counsel qualified in such jurisdiction, shall be taken.

         3.       Pledged Notes:

                  The promissory notes shall be delivered to the Administrative Agent along with an undated note allonge for each such note executed in blank by a duly authorized officer of the pledgor thereof.

         4.       Inventory and Accounts Receivable:

                  UCC-1 Financing Statements describing the collateral shall be filed in the appropriate filing offices.